UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21339

Morgan Stanley Institutional Liquidity Funds
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	October 31,

Date of reporting period:	October 31, 2018

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Institutional
Liquidity Funds

Money Market Portfolio

Prime Portfolio

Government Portfolio

Government Securities Portfolio

Treasury Portfolio

Treasury Securities Portfolio

Tax-Exempt Portfolio

Annual Report

October 31, 2018

2018 Annual Report

October 31, 2018

Table of Contents

Shareholders' Letter	2
Performance Summary	3
Expense Examples	4
Investment Overview & Portfolio of Investments:
Money Market Portfolio	6
Prime Portfolio	12
Government Portfolio	18
Government Securities Portfolio	26
Treasury Portfolio	30
Treasury Securities Portfolio	35
Tax-Exempt Portfolio	39
Statements of Assets and Liabilities	44
Statements of Operations	48
Statements of Changes in Net Assets	50
Financial Highlights	58
Notes to Financial Statements	73
Report of Independent Registered Public Accounting Firm	80
Investment Advisory Agreement Approval	81
Federal Income Tax	84
Privacy Notice	85
Trustee and Officer Information	88

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Liquidity Funds (the "Trust"). To receive a prospectus and/or Statement of Additional Information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (888) 378-1630. Please read the prospectus carefully before you invest or send money.

Additionally, you can access information about the Trust including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/liquidity.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a fund will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust. Please see the prospectus for more complete information on investment risks.

2018 Annual Report

October 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders:

We are pleased to present the Morgan Stanley Institutional Liquidity Funds (the "Trust") Annual Report for the period ended October 31, 2018. The Trust currently offers seven funds (Money Market, Prime, Government, Government Securities, Treasury, Treasury Securities and Tax-Exempt), which together are designed to provide flexible cash management options. The Trust's funds provide investors with a means to help them meet specific cash investment needs, whether they need a rated fund, capital preservation, or tax-efficient returns.

Sincerely,

John H. Gernon
President and Principal Executive Officer

November 2018

2018 Annual Report

October 31, 2018

Performance Summary (unaudited)

The seven-day current and seven-day effective yields (effective yield assumes an annualization of the current yield with all dividends reinvested) as of October 31, 2018 were as follows:

	Subsidized Yields
	Institutional Class		Institutional Select Class		Investor Class		Administrative Class		Advisory Class		Participant Class		Cash Management Class		Select Class
	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield
Fund:
Money Market	2.29%	2.32%	2.24%	2.27%	N/A	N/A	N/A	N/A	2.04%	2.06%	1.79%	1.80%	2.14%	2.16%	—	—
Prime	2.29%	2.32%	2.24%	2.27%	N/A	N/A	N/A	N/A	2.04%	2.06%	N/A	N/A	2.14%	2.16%	—	—
Government	2.05%	2.07%	2.00%	2.02%	1.95%	1.97%	1.90%	1.92%	1.80%	1.82%	1.55%	1.56%	1.90%	1.92%	1.25%	1.26%
Government Securities	2.02%	2.04%	1.96%	1.98%	1.92%	1.93%	1.87%	1.88%	1.76%	1.78%	1.76%	1.78%	1.87%	1.88%	—	—
Treasury	2.07%	2.09%	2.02%	2.04%	1.97%	1.99%	1.92%	1.94%	1.82%	1.84%	1.57%	1.58%	1.92%	1.94%	1.27%	1.28%
Treasury Securities	2.01%	2.03%	1.96%	1.98%	1.91%	1.92%	1.86%	1.87%	1.76%	1.77%	1.51%	1.52%	1.86%	1.87%	1.21%	1.21%
Tax-Exempt	1.49%	1.51%	1.45%	1.46%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.34%	1.35%	—	—
	Non-Subsidized Yields
	Institutional Class		Institutional Select Class		Investor Class		Administrative Class		Advisory Class		Participant Class		Cash Management Class		Select Class
	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield
Fund:
Money Market	2.20%	2.22%	2.15%	2.17%	N/A	N/A	N/A	N/A	1.95%	1.96%	1.70%	1.71%	2.05%	2.07%	—	—
Prime	2.22%	2.25%	2.17%	2.20%	N/A	N/A	N/A	N/A	1.97%	1.99%	N/A	N/A	2.07%	2.09%	—	—
Government	2.00%	2.02%	1.95%	1.97%	1.90%	1.92%	1.85%	1.87%	1.75%	1.77%	1.50%	1.51%	1.85%	1.87%	1.20%	1.21%
Government Securities	1.99%	2.01%	1.94%	1.96%	1.89%	1.91%	1.84%	1.86%	1.74%	1.76%	1.49%	1.50%	1.84%	1.86%	—	—
Treasury	2.01%	2.03%	1.96%	1.98%	1.91%	1.93%	1.86%	1.88%	1.76%	1.77%	1.51%	1.52%	1.86%	1.88%	1.21%	1.22%
Treasury Securities	2.00%	2.02%	1.95%	1.97%	1.90%	1.91%	1.85%	1.86%	1.75%	1.76%	1.50%	1.51%	1.85%	1.86%	1.20%	1.20%
Tax-Exempt	1.32%	1.33%	1.27%	1.28%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.17%	1.18%	—	—

The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown.

Government, Government Securities, Treasury and Treasury Securities are STABLE NAV FUNDS. You could lose money by investing in these Funds. Although the Funds seek to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in these Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Morgan Stanley and its affiliates (the "sponsor") has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time. Money Market, Prime and Tax-Exempt are FLOATING NAV FUNDS. You could lose money by investing in these Funds. Because the share price of these Funds will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Funds may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Funds' liquidity falls below required minimums because of market conditions or other factors. An investment in these Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds' sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time. Please read the Trust's prospectuses carefully before you invest or send money.

The Tax-Exempt Portfolio may invest a portion of its total assets in bonds that may subject certain investors to the federal Alternative Minimum Tax (AMT). Investors should consult their tax adviser for further information on tax implications.

Yield quotation more closely reflects the current earnings of the Funds than the total return. As with all money market funds, yields will fluctuate as market conditions change and the seven-day yields are not necessarily indicative of future performance.

2018 Annual Report

October 31, 2018

Expense Examples (unaudited)

As a shareholder of a Fund, you incur ongoing costs, which might include advisory fees, administration plan fees, service and shareholder administration plan fees, distribution plan fees, shareholder services fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2018 and held for the entire six-month period.

Actual Expenses

The table on the following page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table on the following page provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information for each class in the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

2018 Annual Report

October 31, 2018

Expense Examples (unaudited) (cont'd)

	Beginning Account Value 5/1/18	Actual Ending Account Value 10/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Money Market Portfolio Institutional Class	$1,000.00	$1,010.65	$1,024.50	$0.71	$0.71	0.14%
Money Market Portfolio Institutional Select Class	1,000.00	1,010.40	1,024.25	0.96	0.97	0.19
Money Market Portfolio Advisory Class	1,000.00	1,009.48	1,023.24	1.98	1.99	0.39
Money Market Portfolio Participant Class	1,000.00	1,008.21	1,021.98	3.24	3.26	0.64
Money Market Portfolio Cash Management Class	1,000.00	1,009.89	1,023.74	1.47	1.48	0.29
Prime Portfolio Institutional Class	1,000.00	1,010.76	1,024.50	0.71	0.71	0.14
Prime Portfolio Institutional Select Class	1,000.00	1,010.61	1,024.25	0.96	0.97	0.19
Prime Portfolio Advisory Class	1,000.00	1,009.38	1,023.24	1.98	1.99	0.39
Prime Portfolio Cash Management Class	1,000.00	1,010.00	1,023.74	1.47	1.48	0.29
Government Portfolio Institutional Class	1,000.00	1,009.22	1,024.35	0.86	0.87	0.17
Government Portfolio Institutional Select Class	1,000.00	1,008.97	1,024.10	1.11	1.12	0.22
Government Portfolio Investor Class	1,000.00	1,008.71	1,023.84	1.37	1.38	0.27
Government Portfolio Administrative Class	1,000.00	1,008.46	1,023.59	1.62	1.63	0.32
Government Portfolio Advisory Class	1,000.00	1,007.95	1,023.09	2.13	2.14	0.42
Government Portfolio Participant Class	1,000.00	1,006.68	1,021.83	3.39	3.41	0.67
Government Portfolio Cash Management Class	1,000.00	1,008.46	1,023.59	1.62	1.63	0.32
Government Portfolio Select Class	1,000.00	1,005.16	1,020.32	4.90	4.94	0.97
Government Securities Portfolio Institutional Class	1,000.00	1,008.81	1,024.20	1.01	1.02	0.20
Government Securities Portfolio Institutional Select Class	1,000.00	1,008.56	1,023.95	1.27	1.28	0.25
Government Securities Portfolio Investor Class	1,000.00	1,008.30	1,023.69	1.52	1.53	0.30
Government Securities Portfolio Administrative Class	1,000.00	1,008.05	1,023.44	1.77	1.79	0.35
Government Securities Portfolio Advisory Class	1,000.00	1,007.54	1,022.94	2.28	2.29	0.45
Government Securities Portfolio Participant Class	1,000.00	1,007.54	1,022.94	2.28	2.29	0.45
Government Securities Portfolio Cash Management Class	1,000.00	1,008.05	1,023.44	1.77	1.79	0.35
Treasury Portfolio Institutional Class	1,000.00	1,009.17	1,024.30	0.91	0.92	0.18
Treasury Portfolio Institutional Select Class	1,000.00	1,008.92	1,024.05	1.16	1.17	0.23
Treasury Portfolio Investor Class	1,000.00	1,008.67	1,023.79	1.42	1.43	0.28
Treasury Portfolio Administrative Class	1,000.00	1,008.41	1,023.54	1.67	1.68	0.33
Treasury Portfolio Advisory Class	1,000.00	1,007.90	1,023.04	2.18	2.19	0.43
Treasury Portfolio Participant Class	1,000.00	1,006.63	1,021.78	3.44	3.47	0.68
Treasury Portfolio Cash Management Class	1,000.00	1,008.41	1,023.54	1.67	1.68	0.33
Treasury Portfolio Select Class	1,000.00	1,005.12	1,020.27	4.95	4.99	0.98
Treasury Securities Portfolio Institutional Class	1,000.00	1,008.97	1,024.20	1.01	1.02	0.20
Treasury Securities Portfolio Institutional Select Class	1,000.00	1,008.72	1,023.95	1.27	1.28	0.25
Treasury Securities Portfolio Investor Class	1,000.00	1,008.47	1,023.69	1.52	1.53	0.30
Treasury Securities Portfolio Administrative Class	1,000.00	1,008.21	1,023.44	1.77	1.79	0.35
Treasury Securities Portfolio Advisory Class	1,000.00	1,007.70	1,022.94	2.28	2.29	0.45
Treasury Securities Portfolio Participant Class	1,000.00	1,006.43	1,021.68	3.54	3.57	0.70
Treasury Securities Portfolio Cash Management Class	1,000.00	1,008.21	1,023.44	1.77	1.79	0.35
Treasury Securities Portfolio Select Class	1,000.00	1,004.91	1,020.16	5.05	5.09	1.00
Tax-Exempt Portfolio Institutional Class	1,000.00	1,006.25	1,024.30	0.91	0.92	0.18
Tax-Exempt Portfolio Institutional Select Class	1,000.00	1,005.98	1,024.05	1.16	1.17	0.23
Tax-Exempt Portfolio Cash Management Class	1,000.00	1,005.59	1,023.54	1.67	1.68	0.33

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2018 Annual Report

October 31, 2018

Investment Overview (unaudited)

Money Market Portfolio

The Money Market Portfolio seeks preservation of capital daily liquidity and maximum current income. The Fund invests in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial and non-financial corporations. The Fund also invests in obligations of foreign governments and in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities. The Fund operates as an "institutional money market fund," which is neither a "government money market fund" nor "retail money market fund" as such terms are defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As such, the Fund is required to price and transact in its shares at a net asset value reflecting market-based values of its portfolio holdings (i.e., at a "floating" net asset value), rounded to the fourth decimal place. Like other "Floating NAV" money market funds of its type, the Fund is subject to the possible imposition of liquidity fees and/or redemption gates. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors.

Performance

For the fiscal year ended October 31, 2018, the Fund's Institutional Share Class had a total return of 1.84%. For the seven-day period ended October 31, 2018, the Fund's Institutional Share Class provided an annualized current yield of 2.29% (subsidized) and 2.20% (non-subsidized), while its 30-day moving average annualized yield was 2.27% (subsidized) and 2.18% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Economic conditions and expectations for U.S. central bank policy were the primary drivers of market dynamics in the short-term fixed income space for the reporting period.

•  Hiring in the fourth quarter of 2017 picked up noticeably compared to the third quarter, averaging 221,000, with the unemployment rate ending the year at 4.1%, the lowest since 2000.(i) The participation rate ended 2017 and began 2018 at 62.7%, holding steady for the fourth consecutive month, consistent with the fact that those leaving the workforce due to retirement were being offset by those joining the labor force. Fourth-quarter 2017 gross domestic product (GDP) ended the year at 2.3%, as consumer spending continued to be the main driver of growth in the economy.(ii)

•  Economic growth in the first quarter 2018 expanded at a slower pace than the previous quarter, at 2.2%, reflecting lower personal consumption. However, economic growth expanded at 4.2% in the second quarter, led by a rebound in consumer spending. This was the fastest pace recorded since 2014. First- and second-quarter non-farm payrolls averaged 218,000 and 217,000, respectively, reflecting continued robust job growth. The unemployment rate ended the third quarter at a 49-year low, at 3.7%, while the participation rate remained static at 62.7%. Third-quarter non-farm payrolls averaged 190,000, lower than expected due to disruptions in September caused by Hurricane Florence. Upward revisions to both July and August allowed market participants to look past the weaker-than-estimated September figure. Hiring rebounded by more than expected to start the fourth quarter of 2018, with non-farm payrolls rising 250,000, beating the consensus by 50,000. Payroll increases were broad based across all sectors. The unemployment held at the 49-year low of 3.7%, while the participation rate increased to 62.9%, up from 62.7% the prior month.

•  In line with market expectations, Federal Reserve (Fed) officials voted unanimously to leave interest rates unchanged at the October 31–November 1, 2017 Federal Open Market Committee (FOMC or Committee) meeting. Officials gave no sign that their expectations for a third rate hike in 2017 had been adjusted, sending the market-implied odds of a rate hike at the December 2017 FOMC meeting to over 90%. Participants also acknowledged that hurricane-related disruptions would continue to impact economic data points in the near term but that they are unlikely to have a material impact in the medium term.

•  Fed officials followed through on expectations of an interest rate hike at the December 2017 FOMC meeting, raising the benchmark lending rate by 25 basis points to a target range of 1.25% to 1.50%. The Fed confirmed that monthly roll-offs

2018 Annual Report

October 31, 2018

Investment Overview (unaudited) (cont'd)

Money Market Portfolio

from the central bank's balance sheet would step up as anticipated, from $10 billion to $20 billion beginning in January 2018. The updated "dot plot" showed that policy makers expected three rate increases in 2018, based on median estimates. The FOMC continued to use language from prior releases, indicating that "near-term risks to the economic outlook appear roughly balanced, but that the Committee is monitoring inflation developments closely."

•  At the end of January 2018, Janet Yellen held her last FOMC meeting as Fed Chair. The federal funds rate was left unchanged at 1.25% to 1.50% due to "current conditions" in the market. While the market anticipated that interest rates would remain unchanged at this meeting, investors looked for insight into how the FOMC thought the rest of the year would play out. In the statement released after the meeting, the FOMC changed its stance on inflation to be slightly more hawkish, as the Committee now believed that "market-based measures of inflation compensation have increased" and the inflation rate was expected to reach its 2% target in the medium term. The FOMC projections released at the December 2017 meeting indicated that the Fed officials' consensus was that there would be three rate hikes in 2018.

•  The debt ceiling was a major theme in the markets during the course of January, as the Congressional Budget Office believed that the U.S. would reach its borrowing limit a month earlier than expected, mostly caused by $1.5 trillion in tax cuts that were passed in December 2017. The estimated hard deadline was expected to be in early March, with little progress coming out of Washington at the time. Investors believed that negotiations regarding the debt ceiling were likely to be extremely complex as Democrats and Republicans remained deeply divided on the issue.

•  In March 2018, as expected, the Fed unanimously raised the target range for the fed funds rate by 0.25% to 1.50% to 1.75%. This was Chairman Jerome Powell's first meeting as chair. The tone of the meeting was generally hawkish, as the Fed upgraded its projections of the fed funds rate, GDP and the unemployment rate. The 2018 median outlook for the fed funds rate was unchanged at 2.1%, suggesting that there were two more rate hikes expected for the remainder of the year. In addition, the path for the fed funds rate was now steeper for 2019 and 2020, with median projections increasing to 2.9% and 3.4%, respectively. Thirteen of the 15 Fed projections indicated a forecast of three or more rate hikes in total for 2018, compared to 10 of 16 at the December meeting. As a result of further rate hikes, the Fed believed economic activity would expand in the medium term, saying that activity had "strengthened" in recent months. Inflation continued to receive significant attention from FOMC members, as it remained below the Fed's 2% target. However, FOMC members were confident that it will reach and stabilize around 2% by 2019. The market initially perceived the March meeting positively due to the Fed's optimistic outlook on the economy.

•  The May 2018 FOMC meeting concluded early in the month, and Fed officials opted to keep interest rate and balance sheet policies unchanged. While this was largely expected by the markets, investors looked to the statement for guidance on rate hikes for the remainder of the year. The Fed indicated that it believed that further rate hikes are warranted due to the continued strength in the labor market and economic conditions. Additionally, when discussing inflation, the Fed showed confidence that inflation had moved close to its 2% target. The word "symmetric" was also utilized in the statement in multiple places, indicating that the Fed is comfortable with inflation going over 2%, as long as it normalizes around the target. Following the meeting, the markets continued to fully price a rate hike at the Fed's June meeting.

•  In June 2018, the markets were largely driven by the FOMC meeting. The FOMC unanimously voted to increase interest rates by 25 basis points to a target range of 1.75% to 2.00%. The summary of economic projections showed that the FOMC expected two additional rate hikes this year, up one rate hike from the December meeting. Additionally, the Fed believed there would be three rate hikes in 2019. No changes were made to the balance sheet normalization program, and the fed funds rate remained the main monetary policy tool for the FOMC.

•  The tone of the FOMC meeting was generally optimistic, as Chairman Powell stated that the

2018 Annual Report

October 31, 2018

Investment Overview (unaudited) (cont'd)

Money Market Portfolio

economy is doing "very well." Inflation had picked up and moved closer to the Fed's 2% target, and the Fed believed that inflation will be symmetric around its target range in the coming months. With regard to employment, job gains continued to be strong and the unemployment rate decreased further. Unemployment forecasts for the fourth quarter of 2018 decreased to 3.6% from 3.8%. With additional Fed rate hikes, economic activity was expected to expand at a solid rate. The GDP forecast for the fourth quarter of 2018 modestly increased to 2.8%, while the forecasts for 2019 and 2020 remained largely unchanged.

•  Fed officials left their benchmark policy rate unchanged at the conclusion of their July 30-31, 2018 FOMC meeting. The Committee confirmed that economic activity was "rising at a strong rate" and that "further gradual increases in the target range for the federal funds rate will be consistent with sustained expansion of economic activity, strong labor market conditions, and inflation near the Committee's symmetric 2% objective," repeating language from its June statement. Minutes from the July FOMC meeting that were released the following month reinforced the markets' conviction that the Fed would raise rates at the upcoming September FOMC meeting.

•  In August 2018, Chairman Powell delivered his first speech at the annual Jackson Hole Symposium. Chairman Powell confirmed that "fundamentals of the U.S. economic expansion look strong and support the case for continued gradual interest rate increases." His speech reaffirmed the markets' conviction that a rate hike would be likely at the following FOMC meeting.

•  As widely expected, the Fed raised rates 25 basis points at its September 2018 FOMC meeting, in line with market expectations and the third hike of 2018. Both one- and three-month LIBOR increased to a September 28, 2018 setting of 2.26% and 2.40%, respectively.(iii) Twelve of sixteen FOMC members anticipated one additional rate hike in 2018, and median forecasts indicated three additional hikes in 2019. LIBOR-OIS spreads narrowed to 17.4 basis points leading up to the hike, the tightest level since the prior December.(iii)

•  Minutes from the September FOMC meeting, released in October 2018, confirmed that participants were in broad agreement continuing the current gradual path of policy normalization. Of note, a few participants expected monetary policy to become modestly restrictive for a time and "that it would be necessary to temporarily raise the federal funds rate above their assessments of its longer-run level in order to reduce the risk of a sustained overshoot" of their 2% inflation target. With expectations of an additional rate hike in 2018, and funding pressures over year-end, three-month LIBOR rose 16 basis points during the month of October, ending the reporting period at 2.56%.(iii)

Management Strategies

•  As of October 31, 2018, the Fund had net assets of approximately $1.7 billion. The Fund's Weighted Average Maturity (WAM) and Weighted Average Life (WAL) were 26 days and 77 days, respectively.

•  We remain comfortable in our conservative approach to managing this Fund, focusing on securities with high liquidity and short durations. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity profile of the Fund, has put us in a favorable position to respond to both market events and expectations of changes to monetary policy.

(i)  Source for employment data: Bureau of Labor Statistics and Bloomberg L.P.

(ii)  Source for GDP data: Bureau of Economic Analysis

(iii)  Source: Bloomberg L.P.

2018 Annual Report

October 31, 2018

Portfolio of Investments

Money Market Portfolio

	Face Amount (000)	Value (000)
Certificate of Deposit (0.8%)
International Banks (0.8%)
Credit Suisse AG
1.75%, 3/12/19 (Cost $12,737)	$12,785	$12,752
Commercial Paper (a) (5.0%)
Automobiles (0.6%)
Toyota Motor Finance Netherlands
2.72%, 3/21/19	10,000	9,898
International Banks (4.4%)
DBS Bank Ltd.,
2.36%, 12/21/18 (b)	20,000	19,932
2.68%, 3/13/19	3,325	3,293
Sumitomo Mitsui Banking Corp.
2.78%, 3/21/19	7,000	6,924
Sumitomo Mitsui Trust Bank Ltd.
2.36%, 12/20/18	15,000	14,952
Suncorp-Metway Ltd.,
2.62%, 3/21/19	15,000	14,838
United Overseas Bank Ltd.,
2.63%, 3/15/19	5,950	5,891
2.64%, 3/21/19	10,000	9,896
		75,726
Total Commercial Paper (Cost $85,640)		85,624
Floating Rate Notes (c) (47.7%)
Automobiles (0.9%)
Toyota Motor Credit, SOFR + 0.25%
2.43%, 1/17/19	15,000	15,000
Diversified Financial Services (2.6%)
Collateralized Commercial Paper Co. LLC,
1 Month USD LIBOR + 0.20%, 2.50%, 1/28/19	10,000	10,004
1 Month USD LIBOR + 0.25%, 2.55%, 12/28/18	10,000	10,004
Collateralized Commercial Paper II Co. LLC,
3 Month USD LIBOR + 0.08%, 2.45%, 3/25/19 (b)	5,000	4,999
1 Month USD LIBOR + 0.19%, 2.47%, 4/23/19 (b)	10,000	9,999
1 Month USD LIBOR + 0.33%, 2.61%, 7/23/19 (b)	10,000	10,001
		45,007
Domestic Banks (4.5%)
Bank of America NA,
1 Month USD LIBOR + 0.15% 2.45%, 4/2/19	15,000	15,000
HSBC Bank USA NA,
1 Month USD LIBOR + 0.19%, 2.48%, 6/24/19	5,000	4,999
1 Month USD LIBOR + 0.24%, 2.52%, 4/25/19	9,500	9,503
1 Month USD LIBOR + 0.24%, 2.53%, 4/26/19	15,000	15,005
ING U.S. Funding LLC,
3 Month USD LIBOR + 0.04%, 2.39%, 12/21/18	15,000	15,000
1 Month USD LIBOR + 0.25%, 2.53%, 2/25/19	10,000	10,005
JP Morgan Securities LLC,
3 Month USD LIBOR + 0.18% 2.62%, 4/15/19 (b)	8,500	8,502
		78,014
	Face Amount (000)	Value (000)
International Banks (39.7%)
ANZ New Zealand International Ltd.,
3 Month USD LIBOR + 0.03%, 2.38%, 12/21/18 (b)	$7,000	$7,000
3 Month USD LIBOR + 0.03%, 2.42%, 3/28/19 (b)	5,000	5,000
1 Month USD LIBOR + 0.14%, 2.43%, 3/26/19 (b)	5,000	5,000
3 Month USD LIBOR + 0.07%, 2.44%, 3/25/19 (b)	10,000	10,002
ASB Finance Ltd. London,
3 Month USD LIBOR + 0.03% 2.42%, 3/28/19	5,000	5,000
Australia & New Zealand Bank,
3 Month USD LIBOR + 0.19% 2.54%, 12/21/18 (b)	15,000	15,004
Bank of Nova Scotia,
3 Month USD LIBOR + 0.16% 2.51%, 12/21/18	2,480	2,481
BNZ International Funding Ltd.,
3 Month USD LIBOR + 0.20% 2.65%, 4/16/19 (b)	2,040	2,041
Canadian Imperial Bank of Commerce,
1 Month USD LIBOR + 0.15% 2.44%, 3/26/19 (b)	20,000	20,001
Credit Agricole,
3 Month USD LIBOR + 0.06% 2.43%, 12/20/18	10,000	10,000
Credit Suisse AG,
SOFR + 0.27%, 2.47%, 4/4/19	25,000	25,001
SOFR + 0.35%, 2.54%, 2/21/19	10,000	10,001
3 Month USD LIBOR + 0.20%, 2.61%, 5/2/19 (d)	5,000	5,000
DBS Bank Ltd.,
1 Month USD LIBOR + 0.16% 2.46%, 1/30/19 (b)	5,000	5,001
HSBC Bank PLC,
3 Month USD LIBOR + 0.17%, 2.53%, 6/24/19 (b)	10,000	10,000
1 Month USD LIBOR + 0.30%, 2.58%, 7/22/19 (b)	8,000	8,000
1 Month USD LIBOR + 0.35%, 2.64%, 2/26/19 (b)	3,000	3,003
Mizuho Bank Ltd.,
3 Month USD LIBOR + 0.11%, 2.48%, 3/25/19	25,000	25,000
1 Month USD LIBOR + 0.20%, 2.50%, 1/28/19	30,000	30,010
National Australia Bank Ltd.,
3 Month USD LIBOR + 0.19% 2.52%, 3/14/19	3,600	3,599
Natixis NY,
1 Month USD LIBOR + 0.24% 2.53%, 12/24/18	5,000	5,002
Nordea Bank AB,
1 Month USD LIBOR + 0.15%, 2.45%, 3/28/19	25,000	25,001
1 Month USD LIBOR + 0.18%, 2.46%, 6/25/19	15,000	15,000
3 Month USD LIBOR + 0.20%, 2.53%, 3/15/19	15,000	15,008
3 Month USD LIBOR + 0.20%, 2.61%, 4/5/19	5,000	5,003

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Portfolio of Investments (cont'd)

Money Market Portfolio

	Face Amount (000)	Value (000)
International Banks (cont'd)
Oversea Chinese Banking Corporation,
1 Month USD LIBOR + 0.15%, 2.43%, 2/25/19 (b)	$20,000	$20,002
3 Month USD LIBOR + 0.09%, 2.46%, 3/25/19 (b)	5,000	5,000
1 Month USD LIBOR + 0.27%, 2.55%, 11/16/18	5,000	5,001
Royal Bank of Canada,
3 Month USD LIBOR + 0.06%, 2.43%, 6/24/19 - 6/26/19	35,000	34,990
3 Month USD LIBOR + 0.07%, 2.44%, 6/26/19	15,000	14,997
3 Month USD LIBOR + 0.08%, 2.47%, 6/26/19	6,000	5,999
3 Month USD LIBOR + 0.12%, 2.49%, 3/22/19	10,000	10,002
Skandinaviska Enskilda Banken AB,
1 Month USD LIBOR + 0.27%, 2.55%, 11/19/18	15,000	15,002
1 Month USD LIBOR + 0.27%, 2.56%, 12/17/18	12,000	12,004
1 Month USD LIBOR + 0.31%, 2.59%, 11/20/18	15,000	15,003
Svenska Handelsbanken AB,
1 Month USD LIBOR + 0.15%, 2.45%, 3/28/19	25,000	25,001
3 Month USD LIBOR + 0.07%, 2.46%, 6/28/19	10,000	9,996
1 Month USD LIBOR + 0.20%, 2.50%, 12/28/18	20,000	20,007
1 Month USD LIBOR + 0.23%, 2.51%, 11/19/18	5,000	5,001
3 Month USD LIBOR + 0.19%, 2.60%, 4/10/19	5,978	5,981
1 Month USD LIBOR + 0.35%, 2.63%, 11/16/18	5,000	5,001
Swedbank AB,
3 Month USD LIBOR + 0.08%, 2.45%, 3/25/19	5,000	5,000
1 Month USD LIBOR + 0.16%, 2.46%, 1/28/19	28,000	28,007
Toronto Dominion Bank,
3 Month USD LIBOR + 0.03%, 2.38%, 12/21/18 (b)	10,000	10,001
3 Month USD LIBOR + 0.07%, 2.44%, 3/25/19 - 6/26/19 (b)	32,000	32,000
3 Month USD LIBOR + 0.13%, 2.50%, 3/22/19 (b)	15,000	15,005
3 Month USD LIBOR + 0.22%, 2.56%, 3/20/19	5,805	5,811
1 Month USD LIBOR + 0.30%, 2.58%, 7/22/19	15,000	15,001
UBS AG London,
3 Month USD LIBOR + 0.10%, 2.45%, 12/21/18 - 6/24/19 (b)	35,000	35,002
3 Month USD LIBOR + 0.10%, 2.47%, 12/24/18 - 6/24/19 (b)	20,000	20,001
1 Month USD LIBOR + 0.32%, 2.60%, 3/25/19 (b)	15,000	15,011
1 Month USD LIBOR + 0.42%, 2.70%, 6/20/19 (b)	10,761	10,776
Westpac Banking Corp.,
3 Month USD LIBOR + 0.20% 2.53%, 3/12/19	12,666	12,678
		684,438
Total Floating Rate Notes (Cost $822,375)		822,459
Repurchase Agreements (39.4%)
ABN Amro Securities LLC, (2.29%, dated 10/31/18, due 11/1/18; proceeds $15,001; fully collateralized by various Corporate Bonds, 1.65% - 8.20% due 9/23/19 - 3/1/48; valued at $15,750)	15,000	15,000
	Face Amount (000)	Value (000)
BMO Capital Markets Corp., (2.29%, dated 10/31/18, due 11/1/18; proceeds $65,004; fully collateralized by various Corporate Bonds, 1.25% - 6.25% due 1/15/19 - 5/1/58; valued at $68,280)	$65,000	$65,000
BMO Capital Markets Corp., (2.32%, dated 10/12/18, due 11/13/18; proceeds $20,041; fully collateralized by various Corporate Bonds, 1.45% - 7.25% due 12/10/18 - 5/1/58; valued at $21,000) (Demand 11/7/18)	20,000	20,000
BNP Paribas Prime Brokerage, Inc., (2.42%, dated 10/31/18, due 11/1/18; proceeds $65,004; fully collateralized by various Corporate Bonds, 4.75% - 12.00% due 10/1/19 - 6/1/26; valued at $68,890)	65,000	65,000
BNP Paribas Prime Brokerage, Inc., (2.84% (c), dated 10/25/18, due 7/25/19; proceeds $5,108; fully collateralized by various Corporate Bonds, 5.75% - 9.00% due 1/15/22 - 12/15/25 (e); valued at $5,505) (Demand 11/26/18)	5,000	5,000
BNP Paribas Prime Brokerage, Inc., (2.86% (c), dated 8/22/18, due 4/25/19; proceeds $15,293; fully collateralized by various Corporate Bonds, 5.38% - 10.75% due 2/1/20 - 7/1/26; valued at $16,130) (Demand 11/26/18)	15,000	15,000
HSBC Securities USA, Inc., (2.29%, dated 10/31/18, due 11/1/18; proceeds $14,001; fully collateralized by various Corporate Bonds, 1.85% - 4.45% due 5/11/20 - 1/10/33; valued at $14,705)	14,000	14,000
HSBC Securities USA, Inc., (2.39%, dated 10/31/18, due 11/1/18; proceeds $17,001; fully collateralized by various Corporate Bonds, 4.63% - 6.13% due 4/1/23 - 1/15/28 (e); valued at $18,034)	17,000	17,000
ING Financial Markets LLC, (2.29%, dated 10/31/18, due 11/1/18; proceeds $60,004; fully collateralized by a U.S. Government agency security, 3.73% due 8/1/28 and various Corporate Bonds, 2.25% - 7.88% due 8/15/19 - 8/16/77; valued at $62,999)	60,000	60,000
JP Morgan Securities LLC, (2.79% (c), dated 8/16/18, due 5/22/19; proceeds $14,303; fully collateralized by various Corporate Bonds, 4.00% - 11.38% due 4/15/19 - 1/15/28 (e); valued at $14,852) (Demand 11/23/18)	14,000	14,000
JP Morgan Securities LLC, (2.80% (c), dated 10/26/18, due 7/22/19; proceeds $10,210; fully collateralized by various Corporate Bonds, 4.75% - 7.38% due 2/15/21 - 8/15/26 (e); valued at $10,605) (Demand 11/23/18)	10,000	10,000
Merrill Lynch Pierce Fenner & Smith, (2.44%, dated 10/31/18, due 11/1/18; proceeds $70,005; fully collateralized by various Corporate Bonds, 4.63% - 8.95% due 12/31/18 - 3/15/43 (e); valued at $74,201)	70,000	70,000
Mizuho Securities USA, Inc., (2.29%, dated 10/31/18, due 11/1/18; proceeds $30,002; fully collateralized by various Common Stocks; valued at $31,500)	30,000	30,000

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Portfolio of Investments (cont'd)

Money Market Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
RBC Capital Markets LLC, (2.28%, dated 10/25/18, due 11/1/18; proceeds $21,009; fully collateralized by various Corporate Bonds, 3.00% - 8.88% due 10/1/20 - 3/15/45; valued at $22,051)	$21,000	$21,000
Scotia Capital USA, Inc., (2.39%, dated 10/31/18, due 11/1/18; proceeds $83,006; fully collateralized by various Corporate Bonds, 3.55% - 8.25% due 3/1/19 - 10/15/27; valued at $88,022)	83,000	83,000
SG Americas Securities, (2.36%, dated 10/31/18, due 11/1/18; proceeds $30,002; fully collateralized by various Common Stocks; valued at $31,500)	30,000	30,000
Wells Fargo Securities LLC, (Interest in $1,165,000 joint repurchase agreement, 2.21% dated 10/31/18 under which Wells Fargo Securities LLC, will repurchase the securities provided as collateral for $1,165,072 on 11/1/18. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities with various maturities to 6/1/53; valued at $1,199,904)	101,000	101,000
Wells Fargo Securities LLC, (2.34%, dated 10/31/18, due 11/1/18; proceeds $5,000; fully collateralized by various Common Stocks; valued at $5,250)	5,000	5,000
Wells Fargo Securities LLC, (2.77%, dated 9/20/18, due 12/18/18; proceeds $20,137; fully collateralized by various Corporate Bonds, 7.40% - 10.75% due 4/15/22 - 4/1/37; valued at $21,236)	20,000	20,000
Wells Fargo Securities LLC, (2.77%, dated 9/21/18, due 12/19/18; proceeds $20,137; fully collateralized by various Corporate Bonds, 5.00% - 6.13% due 12/15/20 - 2/15/28; valued at $21,181)	20,000	20,000
Total Repurchase Agreements (Cost $680,000)		680,000
Time Deposits (6.5%)
International Banks (6.5%)
Cooperatieve Rabobank UA (New York Branch)
2.16%, 11/1/18	36,000	36,000
Credit Agricole CIB (Grand Cayman)
2.16%, 11/1/18	76,000	76,000
Total Time Deposits (Cost $112,000)		112,000
Total Investments (99.4%) (Cost $1,712,752) (f)(g)		1,712,835
Other Assets in Excess of Liabilities (0.6%)		11,089
Net Assets (100.0%)		$1,723,924

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Floating or Variable rate securities: The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  All or a portion of the security is subject to delayed delivery.

(e)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2018.

(f)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(g)  At October 31, 2018, the aggregate cost for federal income tax purposes is approximately $1,712,752,000. The aggregate gross unrealized appreciation is approximately $135,000 and the aggregate gross unrealized depreciation is approximately $51,000, resulting in net unrealized appreciation of approximately $84,000.

LIBOR  London Interbank Offered Rate.

SOFR  Secured Overnight Financing Rate.

USD  United States Dollar.

Portfolio Composition

Classification	Percentage of Total Investments
Floating Rate Notes	48.0%
Repurchase Agreements	39.7
Time Deposits	6.5
Commercial Paper	5.0
Other*	0.8
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Investment Overview (unaudited)

Prime Portfolio

The Prime Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund invests in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial corporations and U.S. non-financial corporations. The Fund also invests in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities. The Fund operates as an "institutional money market fund," which is neither a "government money market fund" nor "retail money market fund" as such terms are defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As such, the Fund is required to price and transact in its shares at a net asset value reflecting market-based values of its portfolio holdings (i.e., at a "floating" net asset value), rounded to the fourth decimal place. Like other "Floating NAV" money market funds of its type, the Fund is subject to the possible imposition of liquidity fees and/or redemption gates. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors.

Performance

For the fiscal year ended October 31, 2018, the Fund's Institutional Share Class had a total return of 1.84%. For the seven-day period ended October 31, 2018, the Fund's Institutional Share Class provided an annualized current yield of 2.29% (subsidized) and 2.22% (non-subsidized), while its 30-day moving average annualized yield was 2.27% (subsidized) and 2.21% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Economic conditions and expectations for U.S. central bank policy were the primary drivers of market dynamics in the short-term fixed income space for the reporting period.

•  Hiring in the fourth quarter of 2017 picked up noticeably compared to the third quarter, averaging 221,000, with the unemployment rate ending the year at 4.1%, the lowest since 2000.(i) The participation rate ended 2017 and began 2018 at 62.7%, holding steady for the fourth consecutive month, consistent with the fact that those leaving the workforce due to retirement were being offset by those joining the labor force. Fourth-quarter 2017 gross domestic product (GDP) ended the year at 2.3%, as consumer spending continued to be the main driver of growth in the economy.(ii)

•  Economic growth in the first quarter 2018 expanded at a slower pace than the previous quarter, at 2.2%, reflecting lower personal consumption. However, economic growth expanded at 4.2% in the second quarter, led by a rebound in consumer spending. This was the fastest pace recorded since 2014. First- and second-quarter non-farm payrolls averaged 218,000 and 217,000, respectively, reflecting continued robust job growth. The unemployment rate ended the third quarter at a 49-year low, at 3.7%, while the participation rate remained static at 62.7%. Third-quarter non-farm payrolls averaged 190,000, lower than expected due to disruptions in September caused by Hurricane Florence. Upward revisions to both July and August allowed market participants to look past the weaker-than-estimated September figure. Hiring rebounded by more than expected to start the fourth quarter of 2018, with non-farm payrolls rising 250,000, beating the consensus by 50,000. Payroll increases were broad based across all sectors. The unemployment held at the 49-year low of 3.7%, while the participation rate increased to 62.9%, up from 62.7% the prior month.

•  In line with market expectations, Federal Reserve (Fed) officials voted unanimously to leave interest rates unchanged at the October 31–November 1, 2017 Federal Open Market Committee (FOMC or Committee) meeting. Officials gave no sign that their expectations for a third rate hike in 2017 had been adjusted, sending the market-implied odds of a rate hike at the December 2017 FOMC meeting to over 90%. Participants also acknowledged that hurricane-related disruptions would continue to impact economic data points in the near term but that they are unlikely to have a material impact in the medium term.

•  Fed officials followed through on expectations of an interest rate hike at the December 2017 FOMC meeting, raising the benchmark lending rate by 25 basis points to a target range of 1.25% to 1.50%. The Fed confirmed that monthly roll-offs from the central bank's balance sheet would step up

2018 Annual Report

October 31, 2018

Investment Overview (unaudited) (cont'd)

Prime Portfolio

as anticipated, from $10 billion to $20 billion beginning in January 2018. The updated "dot plot" showed that policy makers expected three rate increases in 2018, based on median estimates. The FOMC continued to use language from prior releases, indicating that "near-term risks to the economic outlook appear roughly balanced, but that the Committee is monitoring inflation developments closely."

•  At the end of January 2018, Janet Yellen held her last FOMC meeting as Fed Chair. The federal funds rate was left unchanged at 1.25% to 1.50% due to "current conditions" in the market. While the market anticipated that interest rates would remain unchanged at this meeting, investors looked for insight into how the FOMC thought the rest of the year would play out. In the statement released after the meeting, the FOMC changed its stance on inflation to be slightly more hawkish, as the Committee now believed that "market-based measures of inflation compensation have increased" and the inflation rate was expected to reach its 2% target in the medium term. The FOMC projections released at the December 2017 meeting indicated that the Fed officials' consensus was that there would be three rate hikes in 2018.

•  The debt ceiling was a major theme in the markets during the course of January, as the Congressional Budget Office believed that the U.S. would reach its borrowing limit a month earlier than expected, mostly caused by $1.5 trillion in tax cuts that were passed in December 2017. The estimated hard deadline was expected to be in early March, with little progress coming out of Washington at the time. Investors believed that negotiations regarding the debt ceiling were likely to be extremely complex as Democrats and Republicans remained deeply divided on the issue.

•  In March 2018, as expected, the Fed unanimously raised the target range for the fed funds rate by 0.25% to 1.50% to 1.75%. This was Chairman Jerome Powell's first meeting as chair. The tone of the meeting was generally hawkish, as the Fed upgraded its projections of the fed funds rate, GDP and the unemployment rate. The 2018 median outlook for the fed funds rate was unchanged at 2.1%, suggesting that there were two more rate hikes expected for the remainder of the year. In addition, the path for the fed funds rate was now steeper for 2019 and 2020, with median projections increasing to 2.9% and 3.4%, respectively. Thirteen of the 15 Fed projections indicated a forecast of three or more rate hikes in total for 2018, compared to 10 of 16 at the December meeting. As a result of further rate hikes, the Fed believed economic activity would expand in the medium term, saying that activity had "strengthened" in recent months. Inflation continued to receive significant attention from FOMC members, as it remained below the Fed's 2% target. However, FOMC members were confident that it will reach and stabilize around 2% by 2019. The market initially perceived the March meeting positively due to the Fed's optimistic outlook on the economy.

•  The May 2018 FOMC meeting concluded early in the month, and Fed officials opted to keep interest rate and balance sheet policies unchanged. While this was largely expected by the markets, investors looked to the statement for guidance on rate hikes for the remainder of the year. The Fed indicated that it believed that further rate hikes are warranted due to the continued strength in the labor market and economic conditions. Additionally, when discussing inflation, the Fed showed confidence that inflation had moved close to its 2% target. The word "symmetric" was also utilized in the statement in multiple places, indicating that the Fed is comfortable with inflation going over 2%, as long as it normalizes around the target. Following the meeting, the markets continued to fully price a rate hike at the Fed's June meeting.

•  In June 2018, the markets were largely driven by the FOMC meeting. The FOMC unanimously voted to increase interest rates by 25 basis points to a target range of 1.75% to 2.00%. The summary of economic projections showed that the FOMC expected two additional rate hikes this year, up one rate hike from the December meeting. Additionally, the Fed believed there would be three rate hikes in 2019. No changes were made to the balance sheet normalization program, and the fed funds rate remained the main monetary policy tool for the FOMC.

•  The tone of the FOMC meeting was generally optimistic, as Chairman Powell stated that the economy is doing "very well." Inflation had picked

2018 Annual Report

October 31, 2018

Investment Overview (unaudited) (cont'd)

Prime Portfolio

up and moved closer to the Fed's 2% target, and the Fed believed that inflation will be symmetric around its target range in the coming months. With regard to employment, job gains continued to be strong and the unemployment rate decreased further. Unemployment forecasts for the fourth quarter of 2018 decreased to 3.6% from 3.8%. With additional Fed rate hikes, economic activity was expected to expand at a solid rate. The GDP forecast for the fourth quarter of 2018 modestly increased to 2.8%, while the forecasts for 2019 and 2020 remained largely unchanged.

•  Fed officials left their benchmark policy rate unchanged at the conclusion of their July 30-31, 2018 FOMC meeting. The Committee confirmed that economic activity was "rising at a strong rate" and that "further gradual increases in the target range for the federal funds rate will be consistent with sustained expansion of economic activity, strong labor market conditions, and inflation near the Committee's symmetric 2% objective," repeating language from its June statement. Minutes from the July FOMC meeting that were released the following month reinforced the markets' conviction that the Fed would raise rates at the upcoming September FOMC meeting.

•  In August 2018, Chairman Powell delivered his first speech at the annual Jackson Hole Symposium. Chairman Powell confirmed that "fundamentals of the U.S. economic expansion look strong and support the case for continued gradual interest rate increases." His speech reaffirmed the markets' conviction that a rate hike would be likely at the following FOMC meeting.

•  As widely expected, the Fed raised rates 25 basis points at its September 2018 FOMC meeting, in line with market expectations and the third hike of 2018. Both one- and three-month LIBOR increased to a September 28, 2018 setting of 2.26% and 2.40%, respectively.(iii) Twelve of sixteen FOMC members anticipated one additional rate hike in 2018, and median forecasts indicated three additional hikes in 2019. LIBOR-OIS spreads narrowed to 17.4 basis points leading up to the hike, the tightest level since the prior December.(iii)

•  Minutes from the September FOMC meeting, released in October 2018, confirmed that participants were in broad agreement continuing the current gradual path of policy normalization. Of note, a few participants expected monetary policy to become modestly restrictive for a time and "that it would be necessary to temporarily raise the federal funds rate above their assessments of its longer-run level in order to reduce the risk of a sustained overshoot" of their 2% inflation target. With expectations of an additional rate hike in 2018, and funding pressures over year-end, three-month LIBOR rose 16 basis points during the month of October, ending the reporting period at 2.56%.(iii)

Management Strategies

•  As of October 31, 2018, the Fund had net assets of approximately $7.7 billion. The Fund's Weighted Average Maturity (WAM) and Weighted Average Life (WAL) were 27 days and 77 days, respectively.

•  We remain comfortable in our conservative approach to managing this Fund, focusing on securities with high liquidity and short durations. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity profile of the Fund, has put us in a favorable position to respond to both market events and expectations of changes to monetary policy.

(i)  Source for employment data: Bureau of Labor Statistics and Bloomberg L.P.

(ii)  Source for GDP data: Bureau of Economic Analysis

(iii)  Source: Bloomberg L.P.

2018 Annual Report

October 31, 2018

Portfolio of Investments

Prime Portfolio

	Face Amount (000)	Value (000)
Certificate of Deposit (0.7%)
International Banks (0.7%)
Toronto Dominion Bank
2.35%, 12/20/18 (Cost $50,000)	$50,000	$50,002
Commercial Paper (a) (6.1%)
Automobiles (0.6%)
Toyota Motor Finance Netherlands
2.72%, 3/21/19	50,000	49,493
International Banks (5.5%)
DBS Bank Ltd.,
2.36%, 12/21/18 (b)	150,000	149,492
2.36%, 12/24/18	10,000	9,964
Sumitomo Mitsui Banking Corp.,
2.78%, 3/21/19 (c)	68,000	67,264
Sumitomo Mitsui Trust Bank Ltd.
2.36%, 12/20/18	60,000	59,806
Suncorp-Metway Ltd.,
2.62%, 3/21/19	75,000	74,190
United Overseas Bank Ltd.
2.64%, 3/21/19	65,000	64,325
		425,041
Total Commercial Paper (Cost $474,620)		474,534
Floating Rate Notes (d) (47.2%)
Automobiles (1.4%)
Toyota Motor Credit, SOFR + 0.25%
2.43%, 1/17/19	65,000	65,002
Toyota Motor Finance Netherlands,
3 Month USD LIBOR + 0.18% 2.57%, 12/19/18	45,000	45,011
		110,013
Diversified Financial Services (2.7%)
Collateralized Commercial Paper Co. LLC,
1 Month USD LIBOR + 0.20%, 2.50%, 1/28/19	40,000	40,014
1 Month USD LIBOR + 0.25%, 2.55%, 12/28/18	50,000	50,019
Collateralized Commercial Paper II Co. LLC,
1 Month USD LIBOR + 0.19%, 2.47%, 4/23/19 (b)	65,000	64,995
1 Month USD LIBOR + 0.20%, 2.48%, 4/23/19 (b)	50,000	49,999
		205,027
Domestic Banks (7.3%)
Bank of America NA,
1 Month USD LIBOR + 0.15% 2.45%, 4/2/19	85,000	85,001
Citibank NA,
3 Month USD LIBOR + 0.34% 2.68%, 3/20/19	32,381	32,402
HSBC Bank USA NA,
3 Month USD LIBOR + 0.08%, 2.42%, 6/24/19	50,000	49,982
1 Month USD LIBOR + 0.19%, 2.48%, 6/24/19	30,000	29,993
1 Month USD LIBOR + 0.24%, 2.52%, 4/25/19	43,000	43,013
1 Month USD LIBOR + 0.24%, 2.53%, 4/26/19	65,000	65,020
	Face Amount (000)	Value (000)
ING U.S. Funding LLC,
3 Month USD LIBOR + 0.04%, 2.39%, 12/21/18	$75,000	$75,001
1 Month USD LIBOR + 0.25%, 2.53%, 2/25/19	90,000	90,044
JP Morgan Securities LLC,
3 Month USD LIBOR + 0.18% 2.62%, 4/15/19 (b)	45,000	45,011
U.S. Bank NA,
3 Month USD LIBOR + 0.19% 2.54%, 7/23/19	50,000	50,002
		565,469
International Banks (35.8%)
ANZ New Zealand International Ltd.,
3 Month USD LIBOR + 0.03%, 2.38%, 12/21/18 (b)	43,000	43,002
3 Month USD LIBOR + 0.03%, 2.42%, 3/28/19 (b)	20,000	20,000
1 Month USD LIBOR + 0.14%, 2.43%, 3/26/19 (b)	20,000	20,000
ASB Finance Ltd. London,
3 Month USD LIBOR + 0.03% 2.42%, 3/28/19	20,000	20,000
Australia & New Zealand Bank,
3 Month USD LIBOR + 0.19% 2.54%, 12/21/18 (b)	85,000	85,020
Canadian Imperial Bank of Commerce,
1 Month USD LIBOR + 0.15% 2.44%, 3/26/19 (b)	80,000	80,005
Credit Agricole,
3 Month USD LIBOR + 0.06% 2.43%, 12/20/18	65,000	65,000
Credit Suisse AG,
SOFR + 0.27%, 2.47%, 4/4/19	100,000	100,005
SOFR + 0.35%, 2.54%, 2/21/19	40,000	40,006
3 Month USD LIBOR + 0.20%, 2.61%, 5/2/19 (c)	45,000	45,000
HSBC Bank PLC,
3 Month USD LIBOR + 0.17%, 2.53%, 6/24/19 (b)	35,000	35,001
1 Month USD LIBOR + 0.30%, 2.58%, 7/22/19 (b)	42,000	42,002
Mizuho Bank Ltd.,
3 Month USD LIBOR + 0.11%, 2.48%, 3/25/19	100,000	100,001
1 Month USD LIBOR + 0.20%, 2.50%, 1/28/19	170,000	170,056
National Australia Bank Ltd.,
3 Month USD LIBOR + 0.19% 2.52%, 3/14/19	12,000	11,997
Natixis NY,
1 Month USD LIBOR + 0.24% 2.53%, 12/24/18	45,000	45,016
Nordea Bank AB,
1 Month USD LIBOR + 0.15%, 2.45%, 3/28/19	125,000	125,006
1 Month USD LIBOR + 0.18%, 2.46%, 6/25/19	85,000	85,000
3 Month USD LIBOR + 0.20%, 2.53%, 3/15/19	100,000	100,053
Royal Bank of Canada,
3 Month USD LIBOR + 0.06%, 2.43%, 6/24/19 - 6/26/19	215,000	214,936
3 Month USD LIBOR + 0.08%, 2.47%, 6/26/19	44,000	43,993

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
International Banks (cont'd)
Skandinaviska Enskilda Banken AB,
1 Month USD LIBOR + 0.27%, 2.56%, 12/17/18	$50,000	$50,018
1 Month USD LIBOR + 0.31%, 2.59%, 11/20/18	70,000	70,013
Svenska Handelsbanken AB,
1 Month USD LIBOR + 0.15%, 2.45%, 3/28/19	100,000	100,005
3 Month USD LIBOR + 0.07%, 2.46%, 6/28/19	40,000	39,986
1 Month USD LIBOR + 0.20%, 2.50%, 12/28/18	110,000	110,034
1 Month USD LIBOR + 0.23%, 2.51%, 11/19/18	35,000	35,005
1 Month USD LIBOR + 0.35%, 2.63%, 11/16/18	20,000	20,003
Swedbank AB,
3 Month USD LIBOR + 0.08% 2.45%, 3/25/19	45,000	44,999
Toronto Dominion Bank,
3 Month USD LIBOR + 0.03%, 2.38%, 12/21/18 (b)	50,000	50,005
3 Month USD LIBOR + 0.07%, 2.44%, 3/25/19 (b)	83,000	83,021
3 Month USD LIBOR + 0.13%, 2.50%, 3/22/19 (b)	85,000	85,031
3 Month USD LIBOR + 0.22%, 2.56%, 3/20/19	13,280	13,294
1 Month USD LIBOR + 0.30%, 2.58%, 7/22/19	100,000	100,003
UBS AG London,
3 Month USD LIBOR + 0.10%, 2.45%, 12/21/18 - 6/24/19 (b)	150,000	150,007
3 Month USD LIBOR + 0.10%, 2.47%, 12/24/18 - 6/24/19 (b)	125,000	125,005
1 Month USD LIBOR + 0.32%, 2.60%, 3/25/19 (b)	70,000	70,052
Westpac Banking Corp.,
3 Month USD LIBOR + 0.20% 2.53%, 3/12/19	129,350	129,474
		2,767,054
Total Floating Rate Notes (Cost $3,647,179)		3,647,563
Repurchase Agreements (37.8%)
ABN Amro Securities LLC, (2.29%, dated 10/31/18, due 11/1/18; proceeds $50,003; fully collateralized by various Corporate Bonds, 1.68% - 9.25% due 12/7/18 - 6/15/48; valued at $52,500)	50,000	50,000
BMO Capital Markets Corp., (2.29%, dated 10/31/18, due 11/1/18; proceeds $309,020; fully collateralized by various Corporate Bonds, 1.25% - 9.63% due 12/1/18 - 10/15/58; valued at $324,430)	309,000	309,000
BMO Capital Markets Corp., (2.32%, dated 10/12/18, due 11/13/18; proceeds $80,165; fully collateralized by various Corporate Bonds, 1.10% - 8.50% due 12/10/18 - 12/1/95; valued at $84,000) (Demand 11/7/18)	80,000	80,000
	Face Amount (000)	Value (000)
BNP Paribas Prime Brokerage, Inc., (2.42%, dated 10/31/18, due 11/1/18; proceeds $300,020; fully collateralized by various Corporate Bonds, 3.88% - 13.00% due 11/15/18 - 3/15/42; valued at $317,917)	$300,000	$300,000
BNP Paribas Prime Brokerage, Inc., (2.84% (d), dated 10/25/18, due 7/25/19; proceeds $71,508; fully collateralized by various Corporate Bonds, 1.70% - 12.00% due 7/19/19 - 1/15/28 (e); valued at $75,774) (Demand 11/26/18)	70,000	70,000
HSBC Securities USA, Inc., (2.29%, dated 10/31/18, due 11/1/18; proceeds $10,001; fully collateralized by various Corporate Bonds, 3.00% - 9.13% due 3/12/20 - 8/10/26; valued at $10,501)	10,000	10,000
HSBC Securities USA, Inc., (2.39%, dated 10/31/18, due 11/1/18; proceeds $107,007; fully collateralized by various Corporate Bonds, 3.63% - 10.75% due 2/15/20 - 6/1/47 (e); valued at $113,305)	107,000	107,000
ING Financial Markets LLC, (2.29%, dated 10/31/18, due 11/1/18; proceeds $214,014; fully collateralized by various Corporate Bonds, 1.50% - 7.88% due 5/14/19 - 8/16/77 and a U.S. Government agency security, 3.73% due 8/1/28; valued at $224,643)	214,000	214,000
JP Morgan Securities LLC, (2.79% (d), dated 8/16/18, due 5/22/19; proceeds $61,297; fully collateralized by various Corporate Bonds, 3.88% - 10.50% due 12/15/19 - 4/20/67 (e); valued at $63,647) (Demand 11/23/18)	60,000	60,000
JP Morgan Securities LLC, (2.80% (d), dated 10/26/18, due 7/22/19; proceeds $61,257; fully collateralized by various Corporate Bonds, 1.25% - 11.00% due 11/13/18 - 10/1/51; valued at $63,623) (Demand 11/23/18)	60,000	60,000
Merrill Lynch Pierce Fenner & Smith, (2.44%, dated 10/31/18, due 11/1/18; proceeds $130,009; fully collateralized by various Corporate Bonds, 3.88% - 11.00% due 6/24/19 - 6/1/47 (e); valued at $137,800)	130,000	130,000
Mizuho Securities USA, Inc., (2.29%, dated 10/31/18, due 11/1/18; proceeds $115,007; fully collateralized by various Common Stocks and Preferred Stocks; valued at $120,750)	115,000	115,000
RBC Capital Markets LLC, (2.28%, dated 10/25/18, due 11/1/18; proceeds $144,064; fully collateralized by various Corporate Bonds, 1.55% - 8.88% due 1/18/19 - 12/1/57 and a U.S. Government agency security, 4.00% due 9/1/48; valued at $151,154)	144,000	144,000
Scotia Capital USA, Inc., (2.39%, dated 10/31/18, due 11/1/18; proceeds $388,026; fully collateralized by various Corporate Bonds, 3.55% - 9.00% due 11/15/18 - 10/15/27; valued at $411,219)	388,000	388,000
SG Americas Securities, (2.36%, dated 10/31/18, due 11/1/18; proceeds $212,014; fully collateralized by various Common Stocks; valued at $222,650)	212,000	212,000

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Wells Fargo Securities LLC, (Interest in $1,165,000 joint repurchase agreement, 2.21% dated 10/31/18 under which Wells Fargo Securities LLC, will repurchase the securities provided as collateral for $1,165,072 on 11/1/18. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities with various maturities to 6/1/53; valued at $1,199,904)	$446,000	$446,000
Wells Fargo Securities LLC, (2.34%, dated 10/31/18, due 11/1/18; proceeds $45,003; fully collateralized by various Common Stocks and Preferred Stocks; valued at $47,250)	45,000	45,000
Wells Fargo Securities LLC, (2.77%, dated 9/20/18, due 12/18/18; proceeds $90,616; fully collateralized by various Corporate Bonds, 3.65% - 10.75% due 5/13/19 - 5/1/34 (e); valued at $95,412)	90,000	90,000
Wells Fargo Securities LLC, (2.77%, dated 9/21/18, due 12/19/18; proceeds $90,616; fully collateralized by various Corporate Bonds, 8.50% - 10.75% due 5/21/21 - 8/15/26; valued at $95,490)	90,000	90,000
Total Repurchase Agreements (Cost $2,920,000)		2,920,000
Time Deposits (8.0%)
International Banks (8.0%)
Cooperatieve Rabobank UA (New York Branch)
2.16%, 11/1/18	164,000	164,000
Credit Agricole CIB (Grand Cayman)
2.16%, 11/1/18	321,000	321,000
Credit Industriel ET Commercial
2.16%, 11/1/18	129,000	129,000
Total Time Deposits (Cost $614,000)		614,000
Total Investments (99.8%) (Cost $7,705,799) (f)(g)		7,706,099
Other Assets in Excess of Liabilities (0.2%)		15,304
Net Assets (100.0%)		$7,721,403

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  All or a portion of the security is subject to delayed delivery.

(d)  Floating or Variable rate securities: The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(e)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2018.

(f)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(g)  At October 31, 2018, the aggregate cost for federal income tax purposes is approximately $7,705,799,000. The aggregate gross unrealized appreciation is approximately $548,000 and the aggregate gross unrealized depreciation is approximately $247,000, resulting in net unrealized appreciation of approximately $301,000.

LIBOR  London Interbank Offered Rate.

SOFR  Secured Overnight Financing Rate.

USD  United States Dollar.

Portfolio Composition

Classification	Percentage of Total Investments
Floating Rate Notes	47.3%
Repurchase Agreements	37.9
Time Deposits	8.0
Commercial Paper	6.2
Other*	0.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Investment Overview (unaudited)

Government Portfolio

The Government Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities and in repurchase agreements collateralized by such securities.

Performance

For the fiscal year ended October 31, 2018, the Fund's Institutional Share Class had a total return of 1.55%. For the seven-day period ended October 31, 2018, the Fund's Institutional Share Class provided an annualized current yield of 2.05% (subsidized) and 2.00% (non-subsidized), while its 30-day moving average annualized yield was 2.03% (subsidized) and 1.98% (non-subsidized.) Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Economic conditions and expectations for U.S. central bank policy were the primary drivers of market dynamics in the short-term fixed income space for the reporting period.

•  Hiring in the fourth quarter of 2017 picked up noticeably compared to the third quarter, averaging 221,000, with the unemployment rate ending the year at 4.1%, the lowest since 2000.(i) The participation rate ended 2017 and began 2018 at 62.7%, holding steady for the fourth consecutive month, consistent with the fact that those leaving the workforce due to retirement were being offset by those joining the labor force. Fourth-quarter 2017 gross domestic product (GDP) ended the year at 2.3%, as consumer spending continued to be the main driver of growth in the economy.(ii)

•  Economic growth in the first quarter 2018 expanded at a slower pace than the previous quarter, at 2.2%, reflecting lower personal consumption. However, economic growth expanded at 4.2% in the second quarter, led by a rebound in consumer spending. This was the fastest pace recorded since 2014. First- and second-quarter non-farm payrolls averaged 218,000 and 217,000, respectively, reflecting continued robust job growth. The unemployment rate ended the third quarter at a

49-year low, at 3.7%, while the participation rate remained static at 62.7%. Third-quarter non-farm payrolls averaged 190,000, lower than expected due to disruptions in September caused by Hurricane Florence. Upward revisions to both July and August allowed market participants to look past the weaker-than-estimated September figure. Hiring rebounded by more than expected to start the fourth quarter of 2018, with non-farm payrolls rising 250,000, beating the consensus by 50,000. Payroll increases were broad based across all sectors. The unemployment held at the 49-year low of 3.7%, while the participation rate increased to 62.9%, up from 62.7% the prior month.

•  In line with market expectations, Federal Reserve (Fed) officials voted unanimously to leave interest rates unchanged at the October 31–November 1, 2017 Federal Open Market Committee (FOMC or Committee) meeting. Officials gave no sign that their expectations for a third rate hike in 2017 had been adjusted, sending the market-implied odds of a rate hike at the December 2017 FOMC meeting to over 90%. Participants also acknowledged that hurricane-related disruptions would continue to impact economic data points in the near term but that they are unlikely to have a material impact in the medium term.

•  Fed officials followed through on expectations of an interest rate hike at the December 2017 FOMC meeting, raising the benchmark lending rate by 25 basis points to a target range of 1.25% to 1.50%. The Fed confirmed that monthly roll-offs from the central bank's balance sheet would step up as anticipated, from $10 billion to $20 billion beginning in January 2018. The updated "dot plot" showed that policy makers expected three rate increases in 2018, based on median estimates. The FOMC continued to use language from prior releases, indicating that "near-term risks to the economic outlook appear roughly balanced, but that the Committee is monitoring inflation developments closely."

•  At the end of January 2018, Janet Yellen held her last FOMC meeting as Fed Chair. The federal funds rate was left unchanged at 1.25% to 1.50% due to "current conditions" in the market. While the market anticipated that interest rates would remain unchanged at this meeting, investors looked for

2018 Annual Report

October 31, 2018

Investment Overview (unaudited) (cont'd)

Government Portfolio

insight into how the FOMC thought the rest of the year would play out. In the statement released after the meeting, the FOMC changed its stance on inflation to be slightly more hawkish, as the Committee now believed that "market-based measures of inflation compensation have increased" and the inflation rate was expected to reach its 2% target in the medium term. The FOMC projections released at the December 2017 meeting indicated that the Fed officials' consensus was that there would be three rate hikes in 2018.

•  The debt ceiling was a major theme in the markets during the course of January, as the Congressional Budget Office believed that the U.S. would reach its borrowing limit a month earlier than expected, mostly caused by $1.5 trillion in tax cuts that were passed in December 2017. The estimated hard deadline was expected to be in early March, with little progress coming out of Washington at the time. Investors believed that negotiations regarding the debt ceiling were likely to be extremely complex as Democrats and Republicans remained deeply divided on the issue.

•  In March 2018, as expected, the Fed unanimously raised the target range for the fed funds rate by 0.25% to 1.50% to 1.75%. This was Chairman Jerome Powell's first meeting as chair. The tone of the meeting was generally hawkish, as the Fed upgraded its projections of the fed funds rate, GDP and the unemployment rate. The 2018 median outlook for the fed funds rate was unchanged at 2.1%, suggesting that there were two more rate hikes expected for the remainder of the year. In addition, the path for the fed funds rate was now steeper for 2019 and 2020, with median projections increasing to 2.9% and 3.4%, respectively. Thirteen of the 15 Fed projections indicated a forecast of three or more rate hikes in total for 2018, compared to 10 of 16 at the December meeting. As a result of further rate hikes, the Fed believed economic activity would expand in the medium term, saying that activity had "strengthened" in recent months. Inflation continued to receive significant attention from FOMC members, as it remained below the Fed's 2% target. However, FOMC members were confident that it will reach and stabilize around 2% by 2019. The market initially perceived the March meeting positively due to the Fed's optimistic outlook on the economy.

•  The May 2018 FOMC meeting concluded early in the month, and Fed officials opted to keep interest rate and balance sheet policies unchanged. While this was largely expected by the markets, investors looked to the statement for guidance on rate hikes for the remainder of the year. The Fed indicated that it believed that further rate hikes are warranted due to the continued strength in the labor market and economic conditions. Additionally, when discussing inflation, the Fed showed confidence that inflation had moved close to its 2% target. The word "symmetric" was also utilized in the statement in multiple places, indicating that the Fed is comfortable with inflation going over 2%, as long as it normalizes around the target. Following the meeting, the markets continued to fully price a rate hike at the Fed's June meeting.

•  In June 2018, the markets were largely driven by the FOMC meeting. The FOMC unanimously voted to increase interest rates by 25 basis points to a target range of 1.75% to 2.00%. The summary of economic projections showed that the FOMC expected two additional rate hikes this year, up one rate hike from the December meeting. Additionally, the Fed believed there would be three rate hikes in 2019. No changes were made to the balance sheet normalization program, and the fed funds rate remained the main monetary policy tool for the FOMC.

•  The tone of the FOMC meeting was generally optimistic, as Chairman Powell stated that the economy is doing "very well." Inflation had picked up and moved closer to the Fed's 2% target, and the Fed believed that inflation will be symmetric around its target range in the coming months. With regard to employment, job gains continued to be strong and the unemployment rate decreased further. Unemployment forecasts for the fourth quarter of 2018 decreased to 3.6% from 3.8%. With additional Fed rate hikes, economic activity was expected to expand at a solid rate. The GDP forecast for the fourth quarter of 2018 modestly increased to 2.8%, while the forecasts for 2019 and 2020 remained largely unchanged.

•  Fed officials left their benchmark policy rate unchanged at the conclusion of their July 30-31, 2018 FOMC meeting. The Committee confirmed that economic activity was "rising at a strong rate" and that "further gradual increases in the target

2018 Annual Report

October 31, 2018

Investment Overview (unaudited) (cont'd)

Government Portfolio

range for the federal funds rate will be consistent with sustained expansion of economic activity, strong labor market conditions, and inflation near the Committee's symmetric 2% objective," repeating language from its June statement. Minutes from the July FOMC meeting that were released the following month reinforced the markets' conviction that the Fed would raise rates at the upcoming September FOMC meeting.

•  In August 2018, Chairman Powell delivered his first speech at the annual Jackson Hole Symposium. Chairman Powell confirmed that "fundamentals of the U.S. economic expansion look strong and support the case for continued gradual interest rate increases." His speech reaffirmed the markets' conviction that a rate hike would be likely at the following FOMC meeting.

•  As widely expected, the Fed raised rates 25 basis points at its September 2018 FOMC meeting, in line with market expectations and the third hike of 2018. Both one- and three-month LIBOR increased to a September 28, 2018 setting of 2.26% and 2.40%, respectively.(iii) Twelve of sixteen FOMC members anticipated one additional rate hike in 2018, and median forecasts indicated three additional hikes in 2019. LIBOR-OIS spreads narrowed to 17.4 basis points leading up to the hike, the tightest level since the prior December.(iii)

•  Minutes from the September FOMC meeting, released in October 2018, confirmed that participants were in broad agreement continuing the current gradual path of policy normalization. Of note, a few participants expected monetary policy to become modestly restrictive for a time and "that it would be necessary to temporarily raise the federal funds rate above their assessments of its longer-run level in order to reduce the risk of a sustained overshoot" of their 2% inflation target. With expectations of an additional rate hike in 2018, and funding pressures over year-end, three-month LIBOR rose 16 basis points during the month of October, ending the reporting period at 2.56%.(iii)

Management Strategies

•  As of October 31, 2018, the Fund had net assets of approximately $48.1 billion. The Fund's Weighted Average Maturity (WAM) and Weighted Average Life (WAL) were 26 days and 111 days, respectively.

•  We continued to position the Fund for a rising rate environment during the reporting period. We purchased U.S. government agency and Treasury debt, both fixed and floating-rate, and continued to hold a significant portion of the Fund in short-term repurchase agreements. We continued to focus on portfolio liquidity and conservative positioning while seeking to maintain a competitive return for investors.

(i)  Source for employment data: Bureau of Labor Statistics and Bloomberg L.P.

(ii)  Source for GDP data: Bureau of Economic Analysis

(iii)  Source: Bloomberg L.P.

2018 Annual Report

October 31, 2018

Portfolio of Investments

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (46.4%)
ABN Amro Securities LLC, (Interest in $150,000 joint repurchase agreement, 2.19% dated 10/31/18 under which ABN Amro Securities LLC, will repurchase the securities provided as collateral for $150,009 on 11/1/18. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 5/15/48; valued at $152,968)	$150,000	$150,000
ABN Amro Securities LLC, (Interest in $600,000 joint repurchase agreement, 2.21% dated 10/31/18 under which ABN Amro Securities LLC, will repurchase the securities provided as collateral for $600,037 on 11/1/18. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 12/15/58; valued at $615,625)	550,000	550,000
Bank of America, (2.21%, dated 10/31/18, due 11/1/18; proceeds $100,006; fully collateralized by a U.S. Government agency security, 4.00% due 10/20/41; valued at $103,336)	100,000	100,000
BMO Capital Markets Corp., (2.28%, dated 10/29/18, due 11/6/18; proceeds $50,025; fully collateralized by various U.S. Government agency securities, 0.00% - 5.50% due 2/25/25 - 10/20/68; valued at $52,500)	50,000	50,000
BMO Capital Markets Corp., (2.32%, dated 10/12/18, due 11/13/18; proceeds $50,103; fully collateralized by various U.S. Government agency securities, 0.00% - 9.00% due 3/15/21 - 9/20/68; valued at $52,500)	50,000	50,000
BMO Capital Markets Corp., (2.32%, dated 10/26/18, due 11/13/18; proceeds $50,058; fully collateralized by a U.S. Government agency security, 2.77% due 2/25/25; valued at $52,521)	50,000	50,000
BNP Paribas, (Interest in $1,050,000 joint repurchase agreement, 2.19% dated 10/31/18 under which BNP Paribas, will repurchase the securities provided as collateral for $1,050,064 on 11/1/18. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 11/15/47; valued at $1,070,447)	350,000	350,000
BNP Paribas, (2.21%, dated 9/27/18, due 12/20/18; proceeds $703,610; fully collateralized by various U.S. Government obligations, 0.00% - 3.63% due 7/31/19 - 2/15/48; valued at $713,674) (Demand 11/7/18)	700,000	700,000
	Face Amount (000)	Value (000)
BNP Paribas, (Interest in $100,000 joint repurchase agreement, 2.21% dated 10/31/18 under which BNP Paribas, will repurchase the securities provided as collateral for $100,006 on 11/1/18. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 5/1/48; valued at $102,942)	$100,000	$100,000
BNP Paribas, (2.22%, dated 9/26/18, due 12/21/18; proceeds $226,193; fully collateralized by various U.S. Government agency securities, 0.00% - 6.00% due 3/1/19 - 8/1/48 and U.S. Government obligations, 0.00% - 8.00% due 11/8/18 - 2/15/36; valued at $231,470) (Demand 11/7/18)	225,000	225,000
BNP Paribas, (2.22%, dated 9/27/18, due 12/20/18; proceeds $2,060,619; fully collateralized by various U.S. Government agency securities, 0.00% - 7.50% due 11/15/18 - 7/1/56 and U.S. Government obligations, 0.00% - 7.50% due 11/8/18 - 5/15/39; valued at $2,110,619) (Demand 11/7/18)	2,050,000	2,050,000
Canadian Imperial Bank of Commerce, (2.20%, dated 9/27/18, due 12/20/18; proceeds $980,005; fully collateralized by various U.S. Government agency securities, 3.00% - 4.50% due 3/1/30 - 8/1/48; valued at $1,003,986) (Demand 11/7/18)	975,000	975,000
Citibank NA, (2.20%, dated 10/26/18, due 11/2/18; proceeds $500,214; fully collateralized by various U.S. Government agency securities, 0.00% - 7.50% due 11/27/18 - 7/1/48 and U.S. Government obligations, 0.00% - 8.75% due 11/8/18 - 2/15/48; valued at $510,501)	500,000	500,000
Credit Agricole Corp., (Interest in $1,050,000 joint repurchase agreement, 2.19% dated 10/31/18 under which Credit Agricole Corp., will repurchase the securities provided as collateral for $1,050,064 on 11/1/18. The securities provided as collateral at the end of the period held with BNY Mellon, triparty agent, were various U.S. Government obligations with various maturities to 8/15/47; valued at $1,070,685)	125,000	125,000
Credit Agricole Corp., (2.20%, dated 10/1/18, due 12/20/18; proceeds $301,467; fully collateralized by a U.S. Government obligation, 1.88% due 1/31/22; valued at $306,475) (Demand 11/7/18)	300,000	300,000
Credit Agricole Corp., (2.21%, dated 10/11/18, due 12/20/18; proceeds $703,008; fully collateralized by various U.S. Government agency securities, 1.34% - 6.50% due 5/30/19 - 1/1/57; valued at $720,820) (Demand 11/7/18)	700,000	700,000

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Credit Agricole Corp., (Interest in $850,000 joint repurchase agreement, 2.21% dated 10/31/18 under which Credit Agricole Corp., will repurchase the securities provided as collateral for $850,052 on 11/1/18. The securities provided as collateral at the end of the period held with BNY Mellon, triparty agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 9/1/48; valued at $867,367)	$802,000	$802,000
Deutsche Bank Securities, Inc., (2.21%, dated 10/31/18, due 11/1/18; proceeds $150,009; fully collateralized by a U.S. Government agency security, 4.13% due 3/13/20 and various U.S. Government obligations, 0.00% - 5.25% due 12/31/18 - 2/15/29; valued at $152,990)	150,000	150,000
ING Financial Markets LLC, (2.21%, dated 10/31/18, due 11/1/18; proceeds $200,012; fully collateralized by various U.S. Government agency securities, 2.25% - 6.00% due 11/1/24 - 10/1/48 and U.S. Government obligations, 0.00% - 1.75% due 1/3/19 - 1/31/23; valued at $206,011)	200,000	200,000
ING Financial Markets LLC, (2.21%, dated 10/31/18, due 11/1/18; proceeds $750,046; fully collateralized by various U.S. Government agency securities, 2.17% - 6.00% due 7/1/24 - 6/1/56 and U.S. Government obligations, 0.00% - 2.13% due 1/3/19 - 2/15/41; valued at $772,270)	750,000	750,000
ING Financial Markets LLC, (2.26%, dated 10/22/18, due 12/20/18; proceeds $200,741; fully collateralized by various U.S. Government agency securities, 2.00% - 7.00% due 5/1/24 - 10/1/48 and U.S. Government obligations, 1.13% - 2.25% due 6/15/20 - 10/31/24; valued at $204,780)	200,000	200,000
ING Financial Markets LLC, (2.27%, dated 9/27/18, due 12/20/18; proceeds $477,516; fully collateralized by various U.S. Government agency securities, 2.25% - 5.00% due 4/1/20 - 10/1/48 and U.S. Government obligations, 0.00% - 2.88% due 1/3/19 - 8/15/28; valued at $489,311)	475,000	475,000
JP Morgan Securities LLC, (2.35% (a), dated 8/30/18, due 2/26/19; proceeds $101,175; fully collateralized by various U.S. Government agency securities, 0.00% - 7.87% due 6/15/25 - 10/16/56; valued at $105,412) (Demand 11/1/18)	100,000	100,000
Merrill Lynch Pierce Fenner & Smith, (2.21%, dated 9/27/18, due 12/20/18; proceeds $502,578; fully collateralized by various U.S. Government agency securities, 2.60% - 5.00% due 9/1/24 - 10/1/48; valued at $515,108) (Demand 11/7/18)	500,000	500,000
	Face Amount (000)	Value (000)
Merrill Lynch Pierce Fenner & Smith, (Interest in $400,000 joint repurchase agreement, 2.21% dated 10/31/18 under which Merrill Lynch Pierce Fenner & Smith, will repurchase the securities provided as collateral for $400,025 on 11/1/18. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities with various maturities to 9/1/48; valued at $411,886)	$400,000	$400,000
Mizuho Securities USA, Inc., (2.40% (a), dated 10/4/18, due 11/8/18; proceeds $100,234; fully collateralized by various U.S. Government agency securities, 0.00% - 5.37% due 2/25/20 - 12/25/46; valued at $105,021) (Demand 11/1/18)	100,000	100,000
Mizuho Securities USA, Inc., (2.40% (a), dated 10/23/18, due 11/27/18; proceeds $50,117; fully collateralized by a U.S. Government obligation, 2.88% due 10/31/20; valued at $51,000) (Demand 11/1/18)	50,000	50,000
Natixis, (Interest in $2,000,000 joint repurchase agreement, 2.19% dated 10/31/18 under which Natixis, will repurchase the securities provided as collateral for $2,000,122 on 11/1/18. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 2/15/47; valued at $2,040,000)	515,000	515,000
Natixis, (Interest in $1,800,000 joint repurchase agreement, 2.21% dated 10/31/18 under which Natixis, will repurchase the securities provided as collateral for $1,800,111 on 11/1/18. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 8/1/48; valued at $1,846,023)	1,705,000	1,705,000
Nomura Securities, (2.21%, dated 10/25/18, due 11/1/18; proceeds $400,172; fully collateralized by various U.S. Government agency securities, 0.00% - 7.50% due 12/1/18 - 12/20/60 and U.S. Government obligations, 0.00% - 7.63% due 11/8/18 - 8/15/43; valued at $410,198)	400,000	400,000
Nomura Securities, (2.21%, dated 10/31/18, due 11/1/18; proceeds $1,000,061; fully collateralized by various U.S. Government agency securities, 0.00% - 7.50% due 2/16/21 - 8/20/68 and U.S. Government obligations, 0.00% - 3.13% due 11/8/18 - 11/15/44; valued at $1,028,238)	1,000,000	1,000,000
Norinchukin Bank, (2.30%, dated 9/27/18, due 12/20/18; proceeds $100,537; fully collateralized by a U.S. Government obligation, 2.63% due 11/15/20; valued at $102,004)	100,000	100,000

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Norinchukin Bank, (2.30%, dated 9/28/18, due 12/20/18; proceeds $251,326; fully collateralized by various U.S. Government obligations, 0.13% - 2.63% due 4/15/20 - 11/15/20; valued at $255,004)	$250,000	$250,000
Northwestern Mutual Life Insurance Company, (2.22%, dated 10/31/18, due 11/1/18; proceeds $663,251; fully collateralized by various U.S. Government obligations, 2.38% - 6.38% due 3/15/21 - 8/15/27; valued at $676,474)	663,210	663,210
Prudential Legacy Insurance Co. of New Jersey, (2.22%, dated 10/31/18, due 11/1/18; proceeds $966,054; fully collateralized by various U.S. Government obligations, 0.01% - 3.00% due 6/30/24 - 11/15/45; valued at $985,314)	965,994	965,994
RBC Dominion Securities, (2.19%, dated 9/26/18, due 12/20/18; proceeds $502,585; fully collateralized by various U.S. Government obligations, 0.00% - 4.50% due 12/13/18 - 11/15/46; valued at $510,000) (Demand 11/7/18)	500,000	500,000
RBC Dominion Securities, (2.19%, dated 9/27/18, due 12/20/18; proceeds $703,577; fully collateralized by various U.S. Government obligations, 0.13% - 4.25% due 2/28/19 - 11/15/47; valued at $713,666) (Demand 11/7/18)	700,000	700,000
RBC Dominion Securities, (2.20%, dated 9/27/18, due 12/20/18; proceeds $301,540; fully collateralized by various U.S. Government agency securities, 3.50% - 4.00% due 3/20/47 - 6/20/48 and U.S. Government obligations, 0.00% - 3.00% due 11/29/18 - 2/15/46; valued at $308,043) (Demand 11/7/18)	300,000	300,000
Royal Bank of Canada, (2.20%, dated 9/27/18, due 12/20/18; proceeds $2,864,630; fully collateralized by various U.S. Government agency securities, 2.14% - 5.00% due 8/1/22 - 6/1/56 and U.S. Government obligations, 0.00% - 7.63% due 8/15/19 - 2/15/41; valued at $2,912,333) (Demand 11/7/18)	2,850,000	2,850,000
Royal Bank of Canada, (2.21%, dated 10/31/18, due 11/1/18; proceeds $300,018; fully collateralized by various U.S. Government agency securities, 3.50% - 5.50% due 7/1/38 - 10/20/48; valued at $309,135)	300,000	300,000
Royal Bank of Canada, (2.40%, dated 10/30/18, due 11/29/18; proceeds $50,100; fully collateralized by various U.S. Government agency securities, 0.00% - 5.74% due 9/15/26 - 9/25/47; valued at $52,500) (Demand 11/7/18)	50,000	50,000
Societe Generale, (2.28%, dated 10/25/18, due 12/20/18; proceeds $200,709; fully collateralized by various U.S. Government obligations, 0.00% - 3.75% due 11/30/18 - 5/15/45; valued at $203,946)	200,000	200,000
	Face Amount (000)	Value (000)
Wells Fargo Securities LLC, (Interest in $1,150,000 joint repurchase agreement, 2.19% dated 10/31/18 under which Wells Fargo Securities LLC, will repurchase the securities provided as collateral for $1,150,070 on 11/1/18. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 2/15/47; valued at $1,172,967)	$500,000	$500,000
Wells Fargo Securities LLC, (Interest in $1,165,000 joint repurchase agreement, 2.21% dated 10/31/18 under which Wells Fargo Securities LLC, will repurchase the securities provided as collateral for $1,165,072 on 11/1/18. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities with various maturities to 6/1/53; valued at $1,199,904)	618,000	618,000
Total Repurchase Agreements (Cost $22,319,204)		22,319,204
U.S. Agency Securities (43.0%)
Federal Farm Credit Bank, 3 Month USD LIBOR - 0.20%, 2.13%, 6/15/20 (a)	100,000	100,000
1 Month USD LIBOR - 0.12%, 2.14%, 8/2/19 (a)	265,000	264,995
1 Month USD LIBOR - 0.14%, 2.15%, 3/8/19 (a)	100,000	99,999
2.17%, 12/18/18 - 12/21/18 (b)	75,000	74,779
1 Month USD LIBOR - 0.11%, 2.18%, 9/6/19 (a)	200,000	200,000
3 Month USD LIBOR - 0.15%, 2.18%, 9/18/20 (a)	218,000	218,000
1 Month USD LIBOR - 0.11%, 2.19%, 9/30/19 (a)	45,000	45,000
1 Month USD LIBOR - 0.09%, 2.20%, 8/16/19 (a)	275,000	275,000
1 Month USD LIBOR - 0.08%, 2.20%, 11/9/18 - 11/12/19 (a)	441,000	440,997
1 Month USD LIBOR - 0.10%, 2.20%, 8/30/19 (a)	180,000	179,996
3 Month USD LIBOR - 0.17%, 2.20%, 6/26/19 (a)	100,000	100,000
1 Month USD LIBOR - 0.06%, 2.21%, 4/3/19 (a)	50,830	50,842
1 Month USD LIBOR - 0.08%, 2.21%, 12/16/19 (a)	95,000	95,000
1 Month USD LIBOR - 0.09%, 2.21%, 5/30/19 - 1/27/20 (a)	400,000	399,991
1 Month USD LIBOR - 0.04%, 2.22%, 5/1/20 (a)	200,000	200,000
1 Month USD LIBOR - 0.07%, 2.22%, 4/18/19 - 12/18/19 (a)	390,000	389,995
1 Month USD LIBOR - 0.08%, 2.22%, 9/26/19 (a)	70,000	70,000
1 Month USD LIBOR - 0.06%, 2.22%, 7/20/20 (a)	128,000	127,995

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
U.S. Agency Securities (cont'd)
1 Month USD LIBOR - 0.07%, 2.23%, 4/27/20 (a)	$134,000	$133,995
1 Month USD LIBOR - 0.06%, 2.23%, 12/26/19 (a)	250,000	249,995
1 Month USD LIBOR - 0.05%, 2.25%, 3/29/19 - 5/29/20 (a)	445,000	444,984
3 Month USD LIBOR + 0.05%, 2.37%, 10/18/19 (a)	100,000	99,981
3 Month USD LIBOR + 0.06%, 2.37%, 7/22/20 (a)	85,000	85,000
3 Month USD LIBOR + 0.06%, 2.38%, 10/15/20 (a)	75,000	74,996
1 Month USD LIBOR + 0.07%, 2.38%, 7/24/20 (a)	140,000	139,993
1 Month USD LIBOR + 0.22%, 2.50%, 10/21/19 (a)	175,000	175,494
Federal Home Loan Bank, 3 Month USD LIBOR - 0.32%, 2.06%, 3/27/19 (a)	125,000	125,000
3 Month USD LIBOR - 0.33%, 2.07%, 1/3/19 (a)	230,000	230,000
3 Month USD LIBOR - 0.34%, 2.07%, 4/9/19 (a)	500,000	500,000
3 Month USD LIBOR - 0.34%, 2.09%, 4/12/19 (a)	200,000	200,000
3 Month USD LIBOR - 0.32%, 2.09%, 7/10/19 (a)	500,000	500,000
3 Month USD LIBOR - 0.28%, 2.10%, 9/27/19 (a)	540,000	540,000
2.14%, 12/12/18 (b)	402,000	401,028
1 Month USD LIBOR - 0.13%, 2.15%, 2/25/19 (a)	315,000	315,000
3 Month USD LIBOR - 0.16%, 2.15%, 5/28/19 (a)	40,000	40,036
1 Month USD LIBOR - 0.14%, 2.16%, 12/27/18 (a)	350,000	350,000
2.16%, 12/20/18 (b)	2,400,000	2,392,998
1 Month USD LIBOR - 0.12%, 2.17%, 2/20/19 (a)	250,000	250,000
1 Month USD LIBOR - 0.11%, 2.17%, 4/22/19 (a)	100,000	99,993
2.17%, 12/18/18 - 12/21/18 (b)	2,243,000	2,236,490
1 Month USD LIBOR - 0.12%, 2.18%, 1/25/19 (a)	395,000	395,000
1 Month USD LIBOR - 0.11%, 2.18%, 1/24/19 (a)	340,000	340,000
1 Month USD LIBOR - 0.10%, 2.19%, 10/23/19 (a)	75,000	75,000
1 Month USD LIBOR - 0.11%, 2.19%, 1/11/19 (a)	525,000	525,000
1 Month USD LIBOR - 0.09%, 2.19%, 7/19/19 (a)	250,000	250,000
3 Month USD LIBOR - 0.15%, 2.19%, 11/7/19 (a)	75,000	75,075
1 Month USD LIBOR - 0.08%, 2.19%, 2/4/19 (a)	252,500	252,500
	Face Amount (000)	Value (000)
1 Month USD LIBOR - 0.08%, 2.20%, 11/13/18 - 7/25/19 (a)	$1,279,000	$1,279,000
2.20%, 12/6/18 - 12/19/18 (b)	2,437,000	2,430,599
2.21%, 2/15/19 (b)	144,000	143,071
1 Month USD LIBOR - 0.07%, 2.21%, 2/25/19 (a)	303,600	303,612
1 Month USD LIBOR - 0.07%, 2.22%, 2/20/20 (a)	30,000	29,998
1 Month USD LIBOR - 0.06%, 2.22%, 2/20/20 (a)	250,000	250,000
1 Month USD LIBOR - 0.07%, 2.23%, 1/28/20 (a)	220,050	219,987
2.24%, 2/27/19 (b)	405,000	402,053
Federal Home Loan Mortgage Corporation, 2.13%, 12/19/18 - 12/20/18 (b)	445,000	443,731
Federal National Mortgage Association, 3 Month USD LIBOR + 0.04%, 2.22%, 4/30/19 (a)	110,000	110,000
3 Month USD LIBOR + 0.07%, 2.25%, 10/30/19 (a)	75,000	75,000
3 Month USD LIBOR + 0.10%, 2.28%, 4/30/20 (a)	80,000	80,000
3 Month USD LIBOR + 0.12%, 2.30%, 7/30/19 (a)	25,000	25,006
Tennessee Valley Authority 2.20%, 11/6/18 (b)	70,000	69,979
Total U.S. Agency Securities (Cost $20,692,183)		20,692,183
U.S. Treasury Securities (10.6%)
U.S. Treasury Bills, 2.24%, 2/21/19 (c)	650,000	645,582
2.25%, 2/28/19 (c)	1,025,000	1,017,557
2.28%, 3/7/19 (c)	150,000	148,835
2.34%, 3/21/19 (c)	475,000	470,779
U.S. Treasury Notes, 3 Month Treasury Money Market Yield + 0.00%, 2.31%, 1/31/20 (a)	77,000	77,005
3 Month Treasury Money Market Yield + 0.03%, 2.35%, 4/30/20 (a)	605,000	605,156
3 Month Treasury Money Market Yield + 0.04%, 2.36%, 7/31/20 (a)	1,489,000	1,488,990
3 Month Treasury Money Market Yield + 0.05%, 2.36%, 10/31/19 (a)	50,000	50,041
3 Month Treasury Money Market Yield + 0.06%, 2.37%, 7/31/19 (a)	80,000	80,066
3 Month Treasury Money Market Yield + 0.07%, 2.38%, 4/30/19 (a)	75,000	75,051
1.25%, 12/31/18	101,500	101,342
1.50%, 12/31/18	375,000	374,584
Total U.S. Treasury Securities (Cost $5,134,988)		5,134,988
Total Investments (100.0%) (Cost $48,146,375) (d)		48,146,375
Liabilities in Excess of Other Assets (0.0%) (e)		(17,484)
Net Assets (100.0%)		$48,128,891

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Portfolio of Investments (cont'd)

Government Portfolio

(a)  Floating or Variable rate securities: The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(c)  Rate shown is the yield to maturity at October 31, 2018.

(d)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

(e)  Amount is less than 0.05%.

LIBOR  London Interbank Offered Rate.

USD  United States Dollar.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	46.3%
U.S. Agency Securities	43.0
U.S. Treasury Securities	10.7
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Investment Overview (unaudited)

Government Securities Portfolio

The Government Securities Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund seeks to maintain a stable net asset value of $1.00 per share by investing substantially all of its assets in U.S. Treasury obligations and certain U.S. government securities, the interest from which is generally exempt from state income taxation.

Performance

For the fiscal year ended October 31, 2018, the Fund's Institutional Share Class had a total return of 1.47%. For the seven-day period ended October 31, 2018, the Fund's Institutional Share Class provide an annualized current yield of 2.02% (subsidized) and 1.99% (non subsidized), while its 30-day moving average annualized yield was 1.99% (subsidized) and 1.95% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Economic conditions and expectations for U.S. central bank policy were the primary drivers of market dynamics in the short-term fixed income space for the reporting period.

•  Hiring in the fourth quarter of 2017 picked up noticeably compared to the third quarter, averaging 221,000, with the unemployment rate ending the year at 4.1%, the lowest since 2000.(i) The participation rate ended 2017 and began 2018 at 62.7%, holding steady for the fourth consecutive month, consistent with the fact that those leaving the workforce due to retirement were being offset by those joining the labor force. Fourth-quarter 2017 gross domestic product (GDP) ended the year at 2.3%, as consumer spending continued to be the main driver of growth in the economy.(ii)

•  Economic growth in the first quarter 2018 expanded at a slower pace than the previous quarter, at 2.2%, reflecting lower personal consumption. However, economic growth expanded at 4.2% in the second quarter, led by a rebound in consumer spending. This was the fastest pace recorded since 2014. First- and second-quarter non-farm payrolls averaged 218,000 and 217,000, respectively, reflecting continued robust job growth. The unemployment rate ended the third quarter at a

49-year low, at 3.7%, while the participation rate remained static at 62.7%. Third-quarter non-farm payrolls averaged 190,000, lower than expected due to disruptions in September caused by Hurricane Florence. Upward revisions to both July and August allowed market participants to look past the weaker-than-estimated September figure. Hiring rebounded by more than expected to start the fourth quarter of 2018, with non-farm payrolls rising 250,000, beating the consensus by 50,000. Payroll increases were broad based across all sectors. The unemployment held at the 49-year low of 3.7%, while the participation rate increased to 62.9%, up from 62.7% the prior month.

•  In line with market expectations, Federal Reserve (Fed) officials voted unanimously to leave interest rates unchanged at the October 31–November 1, 2017 Federal Open Market Committee (FOMC or Committee) meeting. Officials gave no sign that their expectations for a third rate hike in 2017 had been adjusted, sending the market-implied odds of a rate hike at the December 2017 FOMC meeting to over 90%. Participants also acknowledged that hurricane-related disruptions would continue to impact economic data points in the near term but that they are unlikely to have a material impact in the medium term.

•  Fed officials followed through on expectations of an interest rate hike at the December 2017 FOMC meeting, raising the benchmark lending rate by 25 basis points to a target range of 1.25% to 1.50%. The Fed confirmed that monthly roll-offs from the central bank's balance sheet would step up as anticipated, from $10 billion to $20 billion beginning in January 2018. The updated "dot plot" showed that policy makers expected three rate increases in 2018, based on median estimates. The FOMC continued to use language from prior releases, indicating that "near-term risks to the economic outlook appear roughly balanced, but that the Committee is monitoring inflation developments closely."

•  At the end of January 2018, Janet Yellen held her last FOMC meeting as Fed Chair. The federal funds rate was left unchanged at 1.25% to 1.50% due to "current conditions" in the market. While the market anticipated that interest rates would remain unchanged at this meeting, investors looked for insight into how the FOMC thought the rest of the

2018 Annual Report

October 31, 2018

Investment Overview (unaudited) (cont'd)

Government Securities Portfolio

year would play out. In the statement released after the meeting, the FOMC changed its stance on inflation to be slightly more hawkish, as the Committee now believed that "market-based measures of inflation compensation have increased" and the inflation rate was expected to reach its 2% target in the medium term. The FOMC projections released at the December 2017 meeting indicated that the Fed officials' consensus was that there would be three rate hikes in 2018.

•  The debt ceiling was a major theme in the markets during the course of January, as the Congressional Budget Office believed that the U.S. would reach its borrowing limit a month earlier than expected, mostly caused by $1.5 trillion in tax cuts that were passed in December 2017. The estimated hard deadline was expected to be in early March, with little progress coming out of Washington at the time. Investors believed that negotiations regarding the debt ceiling were likely to be extremely complex as Democrats and Republicans remained deeply divided on the issue.

•  In March 2018, as expected, the Fed unanimously raised the target range for the fed funds rate by 0.25% to 1.50% to 1.75%. This was Chairman Jerome Powell's first meeting as chair. The tone of the meeting was generally hawkish, as the Fed upgraded its projections of the fed funds rate, GDP and the unemployment rate. The 2018 median outlook for the fed funds rate was unchanged at 2.1%, suggesting that there were two more rate hikes expected for the remainder of the year. In addition, the path for the fed funds rate was now steeper for 2019 and 2020, with median projections increasing to 2.9% and 3.4%, respectively. Thirteen of the 15 Fed projections indicated a forecast of three or more rate hikes in total for 2018, compared to 10 of 16 at the December meeting. As a result of further rate hikes, the Fed believed economic activity would expand in the medium term, saying that activity had "strengthened" in recent months. Inflation continued to receive significant attention from FOMC members, as it remained below the Fed's 2% target. However, FOMC members were confident that it will reach and stabilize around 2% by 2019. The market initially perceived the March meeting positively due to the Fed's optimistic outlook on the economy.

•  The May 2018 FOMC meeting concluded early in the month, and Fed officials opted to keep interest rate and balance sheet policies unchanged. While this was largely expected by the markets, investors looked to the statement for guidance on rate hikes for the remainder of the year. The Fed indicated that it believed that further rate hikes are warranted due to the continued strength in the labor market and economic conditions. Additionally, when discussing inflation, the Fed showed confidence that inflation had moved close to its 2% target. The word "symmetric" was also utilized in the statement in multiple places, indicating that the Fed is comfortable with inflation going over 2%, as long as it normalizes around the target. Following the meeting, the markets continued to fully price a rate hike at the Fed's June meeting.

•  In June 2018, the markets were largely driven by the FOMC meeting. The FOMC unanimously voted to increase interest rates by 25 basis points to a target range of 1.75% to 2.00%. The summary of economic projections showed that the FOMC expected two additional rate hikes this year, up one rate hike from the December meeting. Additionally, the Fed believed there would be three rate hikes in 2019. No changes were made to the balance sheet normalization program, and the fed funds rate remained the main monetary policy tool for the FOMC.

•  The tone of the FOMC meeting was generally optimistic, as Chairman Powell stated that the economy is doing "very well." Inflation had picked up and moved closer to the Fed's 2% target, and the Fed believed that inflation will be symmetric around its target range in the coming months. With regard to employment, job gains continued to be strong and the unemployment rate decreased further. Unemployment forecasts for the fourth quarter of 2018 decreased to 3.6% from 3.8%. With additional Fed rate hikes, economic activity was expected to expand at a solid rate. The GDP forecast for the fourth quarter of 2018 modestly increased to 2.8%, while the forecasts for 2019 and 2020 remained largely unchanged.

•  Fed officials left their benchmark policy rate unchanged at the conclusion of their July 30-31, 2018 FOMC meeting. The Committee confirmed

2018 Annual Report

October 31, 2018

Investment Overview (unaudited) (cont'd)

Government Securities Portfolio

that economic activity was "rising at a strong rate" and that "further gradual increases in the target range for the federal funds rate will be consistent with sustained expansion of economic activity, strong labor market conditions, and inflation near the Committee's symmetric 2% objective," repeating language from its June statement. Minutes from the July FOMC meeting that were released the following month reinforced the markets' conviction that the Fed would raise rates at the upcoming September FOMC meeting.

•  In August 2018, Chairman Powell delivered his first speech at the annual Jackson Hole Symposium. Chairman Powell confirmed that "fundamentals of the U.S. economic expansion look strong and support the case for continued gradual interest rate increases." His speech reaffirmed the markets' conviction that a rate hike would be likely at the following FOMC meeting.

•  As widely expected, the Fed raised rates 25 basis points at its September 2018 FOMC meeting, in line with market expectations and the third hike of 2018. Both one- and three-month LIBOR increased to a September 28, 2018 setting of 2.26% and 2.40%, respectively.(iii) Twelve of sixteen FOMC members anticipated one additional rate hike in 2018, and median forecasts indicated three additional hikes in 2019. LIBOR-OIS spreads narrowed to 17.4 basis points leading up to the hike, the tightest level since the prior December.(iii)

•  Minutes from the September FOMC meeting, released in October 2018, confirmed that participants were in broad agreement continuing the current gradual path of policy normalization. Of note, a few participants expected monetary policy to become modestly restrictive for a time and "that it would be necessary to temporarily raise the federal funds rate above their assessments of its longer-run level in order to reduce the risk of a sustained overshoot" of their 2% inflation target. With expectations of an additional rate hike in 2018, and funding pressures over year-end, three-month LIBOR rose 16 basis points during the month of October, ending the reporting period at 2.56%.(iii)

Management Strategies

•  As of October 31, 2018, the Fund had net assets of approximately $2.9 billion. The Fund's Weighted Average Maturity (WAM) and Weighted Average Life (WAL) were 26 days and 105 days, respectively.

•  We continued to position the Fund for a rising rate environment during the reporting period. We purchased U.S. government agency and Treasury debt and continued to focus on portfolio liquidity and conservative positioning while seeking to maintain a competitive return for investors.

(i)  Source for employment data: Bureau of Labor Statistics and Bloomberg L.P.

(ii)  Source for GDP data: Bureau of Economic Analysis

(iii)  Source: Bloomberg L.P.

2018 Annual Report

October 31, 2018

Portfolio of Investments

Government Securities Portfolio

	Face Amount (000)	Value (000)
U.S. Agency Securities (82.9%)
Federal Farm Credit Bank, 3 Month USD LIBOR - 0.20%, 2.13%, 6/15/20 (a)	$5,000	$5,000
1 Month USD LIBOR - 0.12%, 2.18%, 11/30/18 (a)	35,000	35,000
1 Month USD LIBOR - 0.10%, 2.19%, 9/25/19 (a)	100,000	99,976
1 Month USD LIBOR - 0.08%, 2.20%, 11/9/18 - 11/12/19 (a)	70,000	70,000
3 Month USD LIBOR - 0.17%, 2.20%, 6/26/19 (a)	25,000	25,000
1 Month USD LIBOR - 0.08%, 2.21%, 12/16/19 (a)	30,000	30,000
1 Month USD LIBOR - 0.07%, 2.22%, 9/12/19 - 12/18/19 (a)	85,000	84,998
1 Month USD LIBOR - 0.08%, 2.22%, 9/26/19 (a)	30,000	30,000
1 Month USD LIBOR - 0.06%, 2.23%, 12/26/19 (a)	150,000	149,997
1 Month USD LIBOR - 0.05%, 2.25%, 3/29/19 - 5/29/20 (a)	30,000	30,000
3 Month USD LIBOR + 0.05%, 2.37%, 10/18/19 (a)	26,700	26,695
1 Month USD LIBOR + 0.18%, 2.46%, 2/25/19 (a)	40,700	40,734
Federal Home Loan Bank, 2.05%, 11/1/18 (b)	100,000	100,000
3 Month USD LIBOR - 0.33%, 2.07%, 1/3/19 (a)	15,000	15,000
3 Month USD LIBOR - 0.28%, 2.10%, 9/27/19 (a)	9,000	9,000
2.17%, 12/21/18 (b)	100,000	99,700
2.18%, 11/2/18 (b)	232,250	232,236
1 Month USD LIBOR - 0.11%, 2.18%, 1/24/19 (a)	100,000	100,000
2.19%, 11/7/18 - 12/20/18 (b)	736,000	734,954
1 Month USD LIBOR - 0.11%, 2.19%, 1/11/19 (a)	50,000	50,000
1 Month USD LIBOR - 0.09%, 2.19%, 11/8/18 (a)	50,000	50,000
1 Month USD LIBOR - 0.08%, 2.19%, 2/4/19 (a)	75,000	75,000
1 Month USD LIBOR - 0.08%, 2.20%, 11/23/18 - 3/20/19 (a)	23,000	23,000
2.20%, 11/23/18 - 12/10/18 (b)	120,000	119,778
2.21%, 12/19/18 (b)	15,000	14,956
1 Month USD LIBOR - 0.07%, 2.22%, 2/20/20 (a)	17,000	16,999
Tennessee Valley Authority 2.20%, 11/6/18 (b)	97,000	96,970
Total U.S. Agency Securities (Cost $2,364,993)		2,364,993
	Face Amount (000)	Value (000)
U.S. Treasury Securities (16.9%)
U.S. Treasury Bills, 2.21%, 12/11/18 (c)	$150,000	$149,638
2.22%, 12/18/18 (c)	50,000	49,858
2.24%, 2/21/19 (c)	50,000	49,661
2.23%, 11/29/18 (c)(d)	100,000	99,829
U.S. Treasury Notes, 3 Month Treasury Money Market Yield + 0.03%, 2.35%, 4/30/20 (a)	13,000	13,004
3 Month Treasury Money Market Yield + 0.04%, 2.36%, 7/31/20 (a)	10,000	10,002
3 Month Treasury Money Market Yield + 0.06%, 2.37%, 7/31/19 (a)	15,000	15,011
3 Month Treasury Money Market Yield + 0.07%, 2.38%, 4/30/19 (a)	25,000	25,015
1.38%, 2/28/19	50,000	49,859
1.50%, 12/31/18	20,000	19,978
Total U.S. Treasury Securities (Cost $481,855)		481,855
Total Investments (99.8%) (Cost $2,846,848) (e)(f)		2,846,848
Other Assets in Excess of Liabilities (0.2%)		5,373
Net Assets (100.0%)		$2,852,221

(a)  Floating or Variable rate securities: The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(c)  Rate shown is the yield to maturity at October 31, 2018.

(d)  All or a portion of the security is subject to delayed delivery.

(e)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(f)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

LIBOR  London Interbank Offered Rate.

USD  United States Dollar.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Agency Securities	83.1%
U.S. Treasury Securities	16.9
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Investment Overview (unaudited)

Treasury Portfolio

The Treasury Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in U.S. Treasury obligations, which are backed by the full faith and credit of the U.S. government, and repurchase agreements collateralized by such securities.

Performance

For the fiscal year ended October 31, 2018, the Fund's Institutional Share Class had a total return of 1.55%. For the seven-day period ended October 31, 2018, the Fund's Institutional Share Class provide an annualized current yield of 2.07% (subsidized) and 2.01% (non-subsidized), while its 30-day moving average annualized yield was 2.05% and 1.99% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Economic conditions and expectations for U.S. central bank policy were the primary drivers of market dynamics in the short-term fixed income space for the reporting period.

•  Hiring in the fourth quarter of 2017 picked up noticeably compared to the third quarter, averaging 221,000, with the unemployment rate ending the year at 4.1%, the lowest since 2000.(i) The participation rate ended 2017 and began 2018 at 62.7%, holding steady for the fourth consecutive month, consistent with the fact that those leaving the workforce due to retirement were being offset by those joining the labor force. Fourth-quarter 2017 gross domestic product (GDP) ended the year at 2.3%, as consumer spending continued to be the main driver of growth in the economy.(ii)

•  Economic growth in the first quarter 2018 expanded at a slower pace than the previous quarter, at 2.2%, reflecting lower personal consumption. However, economic growth expanded at 4.2% in the second quarter, led by a rebound in consumer spending. This was the fastest pace recorded since 2014. First- and second-quarter non-farm payrolls averaged 218,000 and 217,000, respectively, reflecting continued robust job growth. The unemployment rate ended the third quarter at a

49-year low, at 3.7%, while the participation rate remained static at 62.7%. Third-quarter non-farm payrolls averaged 190,000, lower than expected due to disruptions in September caused by Hurricane Florence. Upward revisions to both July and August allowed market participants to look past the weaker-than-estimated September figure. Hiring rebounded by more than expected to start the fourth quarter of 2018, with non-farm payrolls rising 250,000, beating the consensus by 50,000. Payroll increases were broad based across all sectors. The unemployment held at the 49-year low of 3.7%, while the participation rate increased to 62.9%, up from 62.7% the prior month.

•  In line with market expectations, Federal Reserve (Fed) officials voted unanimously to leave interest rates unchanged at the October 31–November 1, 2017 Federal Open Market Committee (FOMC or Committee) meeting. Officials gave no sign that their expectations for a third rate hike in 2017 had been adjusted, sending the market-implied odds of a rate hike at the December 2017 FOMC meeting to over 90%. Participants also acknowledged that hurricane-related disruptions would continue to impact economic data points in the near term but that they are unlikely to have a material impact in the medium term.

•  Fed officials followed through on expectations of an interest rate hike at the December 2017 FOMC meeting, raising the benchmark lending rate by 25 basis points to a target range of 1.25% to 1.50%. The Fed confirmed that monthly roll-offs from the central bank's balance sheet would step up as anticipated, from $10 billion to $20 billion beginning in January 2018. The updated "dot plot" showed that policy makers expected three rate increases in 2018, based on median estimates. The FOMC continued to use language from prior releases, indicating that "near-term risks to the economic outlook appear roughly balanced, but that the Committee is monitoring inflation developments closely."

•  At the end of January 2018, Janet Yellen held her last FOMC meeting as Fed Chair. The federal funds rate was left unchanged at 1.25% to 1.50% due to "current conditions" in the market. While the market anticipated that interest rates would remain unchanged at this meeting, investors looked for

2018 Annual Report

October 31, 2018

Investment Overview (unaudited) (cont'd)

Treasury Portfolio

insight into how the FOMC thought the rest of the year would play out. In the statement released after the meeting, the FOMC changed its stance on inflation to be slightly more hawkish, as the Committee now believed that "market-based measures of inflation compensation have increased" and the inflation rate was expected to reach its 2% target in the medium term. The FOMC projections released at the December 2017 meeting indicated that the Fed officials' consensus was that there would be three rate hikes in 2018.

•  The debt ceiling was a major theme in the markets during the course of January, as the Congressional Budget Office believed that the U.S. would reach its borrowing limit a month earlier than expected, mostly caused by $1.5 trillion in tax cuts that were passed in December 2017. The estimated hard deadline was expected to be in early March, with little progress coming out of Washington at the time. Investors believed that negotiations regarding the debt ceiling were likely to be extremely complex as Democrats and Republicans remained deeply divided on the issue.

•  In March 2018, as expected, the Fed unanimously raised the target range for the fed funds rate by 0.25% to 1.50% to 1.75%. This was Chairman Jerome Powell's first meeting as chair. The tone of the meeting was generally hawkish, as the Fed upgraded its projections of the fed funds rate, GDP and the unemployment rate. The 2018 median outlook for the fed funds rate was unchanged at 2.1%, suggesting that there were two more rate hikes expected for the remainder of the year. In addition, the path for the fed funds rate was now steeper for 2019 and 2020, with median projections increasing to 2.9% and 3.4%, respectively. Thirteen of the 15 Fed projections indicated a forecast of three or more rate hikes in total for 2018, compared to 10 of 16 at the December meeting. As a result of further rate hikes, the Fed believed economic activity would expand in the medium term, saying that activity had "strengthened" in recent months. Inflation continued to receive significant attention from FOMC members, as it remained below the Fed's 2% target. However, FOMC members were confident that it will reach and stabilize around 2% by 2019. The market initially perceived the March meeting positively due to the Fed's optimistic outlook on the economy.

•  The May 2018 FOMC meeting concluded early in the month, and Fed officials opted to keep interest rate and balance sheet policies unchanged. While this was largely expected by the markets, investors looked to the statement for guidance on rate hikes for the remainder of the year. The Fed indicated that it believed that further rate hikes are warranted due to the continued strength in the labor market and economic conditions. Additionally, when discussing inflation, the Fed showed confidence that inflation had moved close to its 2% target. The word "symmetric" was also utilized in the statement in multiple places, indicating that the Fed is comfortable with inflation going over 2%, as long as it normalizes around the target. Following the meeting, the markets continued to fully price a rate hike at the Fed's June meeting.

•  In June 2018, the markets were largely driven by the FOMC meeting. The FOMC unanimously voted to increase interest rates by 25 basis points to a target range of 1.75% to 2.00%. The summary of economic projections showed that the FOMC expected two additional rate hikes this year, up one rate hike from the December meeting. Additionally, the Fed believed there would be three rate hikes in 2019. No changes were made to the balance sheet normalization program, and the fed funds rate remained the main monetary policy tool for the FOMC.

•  The tone of the FOMC meeting was generally optimistic, as Chairman Powell stated that the economy is doing "very well." Inflation had picked up and moved closer to the Fed's 2% target, and the Fed believed that inflation will be symmetric around its target range in the coming months. With regard to employment, job gains continued to be strong and the unemployment rate decreased further. Unemployment forecasts for the fourth quarter of 2018 decreased to 3.6% from 3.8%. With additional Fed rate hikes, economic activity was expected to expand at a solid rate. The GDP forecast for the fourth quarter of 2018 modestly increased to 2.8%, while the forecasts for 2019 and 2020 remained largely unchanged.

•  Fed officials left their benchmark policy rate unchanged at the conclusion of their July 30-31, 2018 FOMC meeting. The Committee confirmed that economic activity was "rising at a strong rate" and that "further gradual increases in the target

2018 Annual Report

October 31, 2018

Investment Overview (unaudited) (cont'd)

Treasury Portfolio

range for the federal funds rate will be consistent with sustained expansion of economic activity, strong labor market conditions, and inflation near the Committee's symmetric 2% objective," repeating language from its June statement. Minutes from the July FOMC meeting that were released the following month reinforced the markets' conviction that the Fed would raise rates at the upcoming September FOMC meeting.

•  In August 2018, Chairman Powell delivered his first speech at the annual Jackson Hole Symposium. Chairman Powell confirmed that "fundamentals of the U.S. economic expansion look strong and support the case for continued gradual interest rate increases." His speech reaffirmed the markets' conviction that a rate hike would be likely at the following FOMC meeting.

•  As widely expected, the Fed raised rates 25 basis points at its September 2018 FOMC meeting, in line with market expectations and the third hike of 2018. Both one- and three-month LIBOR increased to a September 28, 2018 setting of 2.26% and 2.40%, respectively.(iii) Twelve of sixteen FOMC members anticipated one additional rate hike in 2018, and median forecasts indicated three additional hikes in 2019. LIBOR-OIS spreads narrowed to 17.4 basis points leading up to the hike, the tightest level since the prior December.(iii)

•  Minutes from the September FOMC meeting, released in October 2018, confirmed that participants were in broad agreement continuing the current gradual path of policy normalization. Of note, a few participants expected monetary policy to become modestly restrictive for a time and "that it would be necessary to temporarily raise the federal funds rate above their assessments of its longer-run level in order to reduce the risk of a sustained overshoot" of their 2% inflation target. With expectations of an additional rate hike in 2018, and funding pressures over year-end, three-month LIBOR rose 16 basis points during the month of October, ending the reporting period at 2.56%.(iii)

Management Strategies

•  As of October 31, 2018, the Fund had net assets of approximately $15.4 billion. The Fund's Weighted Average Maturity (WAM) and Weighted Average Life (WAL) were 10 days and 96 days, respectively.

•  We continued to position the Fund for a rising rate environment during the reporting period. We purchased U.S. Treasuries, both fixed and floating-rate, and continued to hold a significant portion of the Fund in short-term repurchase agreements, collateralized by U.S. Treasury obligations. We continued to focus on portfolio liquidity and conservative positioning while seeking to maintain a competitive return for investors.

(i)  Source for employment data: Bureau of Labor Statistics and Bloomberg L.P.

(ii)  Source for GDP data: Bureau of Economic Analysis

(iii)  Source: Bloomberg L.P.

2018 Annual Report

October 31, 2018

Portfolio of Investments

Treasury Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (71.9%)
BNP Paribas, (Interest in $1,050,000 joint repurchase agreement, 2.19% dated 10/31/18 under which BNP Paribas, will repurchase the securities provided as collateral for $1,050,064 on 11/1/18. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 11/15/47; valued at $1,070,447)	$700,000	$700,000
BNP Paribas, (2.21%, dated 9/27/18, due 12/20/18; proceeds $954,899; fully collateralized by various U.S. Government obligations, 0.00% - 8.13% due 11/29/18 - 2/15/46; valued at $969,058) (Demand 11/7/18)	950,000	950,000
Credit Agricole Corp., (Interest in $1,050,000 joint repurchase agreement, 2.19% dated 10/31/18 under which Credit Agricole Corp., will repurchase the securities provided as collateral for $1,050,064 on 11/1/18. The securities provided as collateral at the end of the period held with BNY Mellon, triparty agent, were various U.S. Government obligations with various maturities to 8/15/47; valued at $1,070,685)	925,000	925,000
Credit Agricole Corp., (2.20%, dated 10/1/18, due 12/20/18; proceeds $200,978; fully collateralized by various U.S. Government obligations, 1.38% - 2.75% due 10/31/20 - 8/31/25; valued at $203,948) (Demand 11/7/18)	200,000	200,000
Deutsche Bank Securities, Inc., (2.20%, dated 10/31/18, due 11/1/18; proceeds $180,011; fully collateralized by a U.S. Government obligation, 2.25% due 10/31/24; valued at $184,000)	180,000	180,000
Fixed Income Clearing Corp., (2.21%, dated 10/31/18, due 11/1/18; proceeds $2,350,144; fully collateralized by various U.S. Government obligations, 1.38% - 2.75% due 6/30/23 - 5/31/24; valued at $2,397,003)	2,350,000	2,350,000
Goldman Sachs & Co., (1.90%, dated 10/31/18, due 11/1/18; proceeds $200,011; fully collateralized by various U.S. Government obligations, 0.00% - 7.88% due 11/8/18 - 5/15/48; valued at $204,034)	200,000	200,000
JP Morgan Securities LLC, (2.19%, dated 10/31/18, due 11/1/18; proceeds $903,055; fully collateralized by various U.S. Government obligations, 0.88% - 2.88% due 11/30/18 - 10/15/21; valued at $920,923)	903,000	903,000
Merrill Lynch Pierce Fenner & Smith, (2.21%, dated 10/31/18, due 11/1/18; proceeds $498,781; fully collateralized by various U.S. Government obligations, 2.63% - 2.75% due 8/15/21 - 2/28/23; valued at $508,725)	498,750	498,750
	Face Amount (000)	Value (000)
Metlife Insurance Company, (2.21%, dated 10/31/18, due 11/1/18; proceeds $150,014; fully collateralized by various U.S. Government obligations, 0.01% - 1.50% due 11/8/18 - 11/30/19; valued at $153,005)	$150,005	$150,005
Natixis, (Interest in $2,000,000 joint repurchase agreement, 2.19% dated 10/31/18 under which Natixis, will repurchase the securities provided as collateral for $2,000,122 on 11/1/18. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 2/15/47; valued at $2,040,000)	1,451,000	1,451,000
Norinchukin Bank, (2.30%, dated 9/27/18, due 12/20/18; proceeds $402,147; fully collateralized by a U.S. Government obligation, 1.13% due 1/15/21; valued at $408,005)	400,000	400,000
Prudential Insurance Co. of America (The), (2.22%, dated 10/31/18, due 11/1/18; proceeds $252,929; fully collateralized by various U.S. Government obligations, 0.01% - 2.88% due 5/15/20 - 11/15/46; valued at $257,971)	252,913	252,913
RBC Dominion Securities, (2.19%, dated 9/26/18, due 12/20/18; proceeds $251,293; fully collateralized by various U.S. Government obligations, 0.00% - 4.50% due 11/29/18 - 8/15/46; valued at $254,947) (Demand 11/7/18)	250,000	250,000
RBC Dominion Securities, (2.19%, dated 9/27/18, due 12/20/18; proceeds $552,811; fully collateralized by various U.S. Government obligations, 0.13% - 6.75% due 4/15/19 - 11/15/47; valued at $560,616) (Demand 11/7/18)	550,000	550,000
RBC Dominion Securities, (2.19%, dated 10/31/18, due 11/1/18; proceeds $375,023; fully collateralized by various U.S. Government obligations, 0.13% - 4.25% due 4/15/19 - 11/15/44; valued at $382,444)	375,000	375,000
Societe Generale, (2.19%, dated 10/31/18, due 11/7/18; proceeds $100,043; fully collateralized by various U.S. Government obligations, 0.00% - 3.63% due 4/4/19 - 2/15/48; valued at $101,971)	100,000	100,000
Wells Fargo Securities LLC, (Interest in $1,150,000 joint repurchase agreement, 2.19% dated 10/31/18 under which Wells Fargo Securities LLC, will repurchase the securities provided as collateral for $1,150,070 on 11/1/18. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 2/15/47; valued at $1,172,967)	650,000	650,000
Total Repurchase Agreements (Cost $11,085,668)		11,085,668

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Portfolio of Investments (cont'd)

Treasury Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (28.2%)
U.S. Treasury Bills, 2.24%, 2/21/19 (a)	$75,000	$74,491
2.25%, 2/28/19 (a)	160,000	158,837
2.28%, 3/7/19 (a)	65,000	64,495
2.32%, 3/14/19 (a)	50,262	49,841
2.34%, 3/21/19 (a)	190,900	189,204
U.S. Treasury Notes, 1.25%, 12/31/18	40,000	39,938
1.38%, 12/31/18 - 2/28/19	106,381	106,166
1.50%, 12/31/18	190,000	189,787
3 Month Treasury Money Market Yield + 0.00%, 2.31%, 1/31/20 (b)	624,000	623,933
3 Month Treasury Money Market Yield + 0.03%, 2.35%, 4/30/20 (b)	1,027,000	1,027,270
3 Month Treasury Money Market Yield + 0.04%, 2.36%, 7/31/20 (b)	343,000	342,965
3 Month Treasury Money Market Yield + 0.05%, 2.36%, 10/31/19 (b)	271,780	271,817
3 Month Treasury Money Market Yield + 0.06%, 2.37%, 7/31/19 (b)	115,000	115,042
3 Month Treasury Money Market Yield + 0.07%, 2.38%, 4/30/19 (b)	525,000	525,239
3 Month Treasury Money Market Yield + 0.14%, 2.45%, 1/31/19 (b)	459,000	459,129
2.75%, 2/15/19	100,000	100,143
Total U.S. Treasury Securities (Cost $4,338,297)		4,338,297
Total Investments (100.1%) (Cost $15,423,965) (c)		15,423,965
Liabilities in Excess of Other Assets (–0.1%)		(9,690)
Net Assets (100.0%)		$15,414,275

(a)  Rate shown is the yield to maturity at October 31, 2018.

(b)  Floating or Variable rate securities: The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	71.9%
U.S. Treasury Securities	28.1
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Investment Overview (unaudited)

Treasury Securities Portfolio

The Treasury Securities Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in U.S. Treasury obligations. Such obligations are backed by the full faith and credit of the U.S. government.

Performance

For the fiscal year ended October 31, 2018, the Fund's Institutional Share Class had a total return of 1.51%. For the seven-day period ended October 31, 2018, the Fund's Institutional Share Class provided an annualized current yield of 2.01% (subsidized) and 2.00% (non-subsidized), while its 30-day moving average annualized yield was 1.98% (subsidized) and 1.97% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Economic conditions and expectations for U.S. central bank policy were the primary drivers of market dynamics in the short-term fixed income space for the reporting period.

•  Hiring in the fourth quarter of 2017 picked up noticeably compared to the third quarter, averaging 221,000, with the unemployment rate ending the year at 4.1%, the lowest since 2000.(i) The participation rate ended 2017 and began 2018 at 62.7%, holding steady for the fourth consecutive month, consistent with the fact that those leaving the workforce due to retirement were being offset by those joining the labor force. Fourth-quarter 2017 gross domestic product (GDP) ended the year at 2.3%, as consumer spending continued to be the main driver of growth in the economy.(ii)

•  Economic growth in the first quarter 2018 expanded at a slower pace than the previous quarter, at 2.2%, reflecting lower personal consumption. However, economic growth expanded at 4.2% in the second quarter, led by a rebound in consumer spending. This was the fastest pace recorded since 2014. First- and second-quarter non-farm payrolls averaged 218,000 and 217,000, respectively, reflecting continued robust job growth. The unemployment rate ended the third quarter at a

49-year low, at 3.7%, while the participation rate remained static at 62.7%. Third-quarter non-farm payrolls averaged 190,000, lower than expected due to disruptions in September caused by Hurricane Florence. Upward revisions to both July and August allowed market participants to look past the weaker-than-estimated September figure. Hiring rebounded by more than expected to start the fourth quarter of 2018, with non-farm payrolls rising 250,000, beating the consensus by 50,000. Payroll increases were broad based across all sectors. The unemployment held at the 49-year low of 3.7%, while the participation rate increased to 62.9%, up from 62.7% the prior month.

•  In line with market expectations, Federal Reserve (Fed) officials voted unanimously to leave interest rates unchanged at the October 31–November 1, 2017 Federal Open Market Committee (FOMC or Committee) meeting. Officials gave no sign that their expectations for a third rate hike in 2017 had been adjusted, sending the market-implied odds of a rate hike at the December 2017 FOMC meeting to over 90%. Participants also acknowledged that hurricane-related disruptions would continue to impact economic data points in the near term but that they are unlikely to have a material impact in the medium term.

•  Fed officials followed through on expectations of an interest rate hike at the December 2017 FOMC meeting, raising the benchmark lending rate by 25 basis points to a target range of 1.25% to 1.50%. The Fed confirmed that monthly roll-offs from the central bank's balance sheet would step up as anticipated, from $10 billion to $20 billion beginning in January 2018. The updated "dot plot" showed that policy makers expected three rate increases in 2018, based on median estimates. The FOMC continued to use language from prior releases, indicating that "near-term risks to the economic outlook appear roughly balanced, but that the Committee is monitoring inflation developments closely."

•  At the end of January 2018, Janet Yellen held her last FOMC meeting as Fed Chair. The federal funds rate was left unchanged at 1.25% to 1.50% due to "current conditions" in the market. While the market anticipated that interest rates would remain unchanged at this meeting, investors looked for

2018 Annual Report

October 31, 2018

Investment Overview (unaudited) (cont'd)

Treasury Securities Portfolio

insight into how the FOMC thought the rest of the year would play out. In the statement released after the meeting, the FOMC changed its stance on inflation to be slightly more hawkish, as the Committee now believed that "market-based measures of inflation compensation have increased" and the inflation rate was expected to reach its 2% target in the medium term. The FOMC projections released at the December 2017 meeting indicated that the Fed officials' consensus was that there would be three rate hikes in 2018.

•  The debt ceiling was a major theme in the markets during the course of January, as the Congressional Budget Office believed that the U.S. would reach its borrowing limit a month earlier than expected, mostly caused by $1.5 trillion in tax cuts that were passed in December 2017. The estimated hard deadline was expected to be in early March, with little progress coming out of Washington at the time. Investors believed that negotiations regarding the debt ceiling were likely to be extremely complex as Democrats and Republicans remained deeply divided on the issue.

•  In March 2018, as expected, the Fed unanimously raised the target range for the fed funds rate by 0.25% to 1.50% to 1.75%. This was Chairman Jerome Powell's first meeting as chair. The tone of the meeting was generally hawkish, as the Fed upgraded its projections of the fed funds rate, GDP and the unemployment rate. The 2018 median outlook for the fed funds rate was unchanged at 2.1%, suggesting that there were two more rate hikes expected for the remainder of the year. In addition, the path for the fed funds rate was now steeper for 2019 and 2020, with median projections increasing to 2.9% and 3.4%, respectively. Thirteen of the 15 Fed projections indicated a forecast of three or more rate hikes in total for 2018, compared to 10 of 16 at the December meeting. As a result of further rate hikes, the Fed believed economic activity would expand in the medium term, saying that activity had "strengthened" in recent months. Inflation continued to receive significant attention from FOMC members, as it remained below the Fed's 2% target. However, FOMC members were confident that it will reach and stabilize around 2% by 2019. The market initially perceived the March meeting positively due to the Fed's optimistic outlook on the economy.

•  The May 2018 FOMC meeting concluded early in the month, and Fed officials opted to keep interest rate and balance sheet policies unchanged. While this was largely expected by the markets, investors looked to the statement for guidance on rate hikes for the remainder of the year. The Fed indicated that it believed that further rate hikes are warranted due to the continued strength in the labor market and economic conditions. Additionally, when discussing inflation, the Fed showed confidence that inflation had moved close to its 2% target. The word "symmetric" was also utilized in the statement in multiple places, indicating that the Fed is comfortable with inflation going over 2%, as long as it normalizes around the target. Following the meeting, the markets continued to fully price a rate hike at the Fed's June meeting.

•  In June 2018, the markets were largely driven by the FOMC meeting. The FOMC unanimously voted to increase interest rates by 25 basis points to a target range of 1.75% to 2.00%. The summary of economic projections showed that the FOMC expected two additional rate hikes this year, up one rate hike from the December meeting. Additionally, the Fed believed there would be three rate hikes in 2019. No changes were made to the balance sheet normalization program, and the fed funds rate remained the main monetary policy tool for the FOMC.

•  The tone of the FOMC meeting was generally optimistic, as Chairman Powell stated that the economy is doing "very well." Inflation had picked up and moved closer to the Fed's 2% target, and the Fed believed that inflation will be symmetric around its target range in the coming months. With regard to employment, job gains continued to be strong and the unemployment rate decreased further. Unemployment forecasts for the fourth quarter of 2018 decreased to 3.6% from 3.8%. With additional Fed rate hikes, economic activity was expected to expand at a solid rate. The GDP forecast for the fourth quarter of 2018 modestly increased to 2.8%, while the forecasts for 2019 and 2020 remained largely unchanged.

•  Fed officials left their benchmark policy rate unchanged at the conclusion of their July 30-31, 2018 FOMC meeting. The Committee confirmed that economic activity was "rising at a strong rate" and that "further gradual increases in the target

2018 Annual Report

October 31, 2018

Investment Overview (unaudited) (cont'd)

Treasury Securities Portfolio

range for the federal funds rate will be consistent with sustained expansion of economic activity, strong labor market conditions, and inflation near the Committee's symmetric 2% objective," repeating language from its June statement. Minutes from the July FOMC meeting that were released the following month reinforced the markets' conviction that the Fed would raise rates at the upcoming September FOMC meeting.

•  In August 2018, Chairman Powell delivered his first speech at the annual Jackson Hole Symposium. Chairman Powell confirmed that "fundamentals of the U.S. economic expansion look strong and support the case for continued gradual interest rate increases." His speech reaffirmed the markets' conviction that a rate hike would be likely at the following FOMC meeting.

•  As widely expected, the Fed raised rates 25 basis points at its September 2018 FOMC meeting, in line with market expectations and the third hike of 2018. Both one- and three-month LIBOR increased to a September 28, 2018 setting of 2.26% and 2.40%, respectively.(iii) Twelve of sixteen FOMC members anticipated one additional rate hike in 2018, and median forecasts indicated three additional hikes in 2019. LIBOR-OIS spreads narrowed to 17.4 basis points leading up to the hike, the tightest level since the prior December.(iii)

•  Minutes from the September FOMC meeting, released in October 2018, confirmed that participants were in broad agreement continuing the current gradual path of policy normalization. Of note, a few participants expected monetary policy to become modestly restrictive for a time and "that it would be necessary to temporarily raise the federal funds rate above their assessments of its longer-run level in order to reduce the risk of a sustained overshoot" of their 2% inflation target. With expectations of an additional rate hike in 2018, and funding pressures over year-end, three-month LIBOR rose 16 basis points during the month of October, ending the reporting period at 2.56%.(iii)

Management Strategies

•  As of October 31, 2018, the Fund had net assets of approximately $19.9 billion. The Fund's Weighted Average Maturity (WAM) and Weighted Average Life (WAL) were 36 days and 114 days, respectively.

•  We continued to position the Fund for a rising rate environment during the reporting period. We purchased U.S. Treasuries, both fixed and floating-rate, and continued to focus on portfolio liquidity and conservative positioning while seeking to maintain a competitive return for investors.

(i)  Source for employment data: Bureau of Labor Statistics and Bloomberg L.P.

(ii)  Source for GDP data: Bureau of Economic Analysis

(iii)  Source: Bloomberg L.P.

2018 Annual Report

October 31, 2018

Portfolio of Investments

Treasury Securities Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (116.5%)
U.S. Treasury Bills, 2.11%, 11/8/18 (a)	$510,000	$509,794
2.13%, 11/1/18 - 11/15/18 (a)	3,032,000	3,031,975
2.14%, 12/6/18 (a)	430,000	429,121
2.15%, 12/13/18 (a)	3,420,000	3,411,576
2.16%, 11/23/18 - 12/20/18 (a)	3,140,000	3,131,322
2.21%, 11/29/18 (a)(b)	4,270,000	4,262,764
2.21%, 12/11/18 (a)	550,000	548,674
2.22%, 12/18/18 (a)	178,280	177,773
2.24%, 12/26/18 (a)(b)	1,000,000	996,631
2.24%, 2/21/19 (a)	200,000	198,640
2.25%, 2/28/19 (a)	400,000	397,097
2.34%, 3/21/19 (a)	90,900	90,092
U.S. Treasury Notes, 1.25%, 12/31/18	550,075	549,206
1.38%, 2/28/19	275,000	274,224
1.50%, 12/31/18	357,000	356,600
3 Month Treasury Money Market Yield + 0.00%, 2.31%, 1/31/20 (c)	1,034,000	1,033,965
3 Month Treasury Money Market Yield + 0.03%, 2.35%, 4/30/20 (c)	1,053,000	1,053,271
3 Month Treasury Money Market Yield + 0.04%, 2.36%, 7/31/20 (c)	430,000	429,964
3 Month Treasury Money Market Yield + 0.05%, 2.36%, 10/31/19 (c)	171,780	171,808
3 Month Treasury Money Market Yield + 0.07%, 2.38%, 4/30/19 (c)	775,000	775,397
3 Month Treasury Money Market Yield + 0.14%, 2.45%, 1/31/19 (c)	411,000	411,127
3.75%, 11/15/18	984,000	984,589
Total Investments (116.5%) (Cost $23,225,610) (d)(e)		23,225,610
Liabilities in Excess of Other Assets (–16.5%)		(3,287,541)
Net Assets (100.0%)		$19,938,069

(a)  Rate shown is the yield to maturity at October 31, 2018.

(b)  All or a portion of the security is subject to delayed delivery.

(c)  Floating or Variable rate securities: The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(e)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Treasury Securities	100.0%

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Investment Overview (unaudited)

Tax-Exempt Portfolio

The Tax-Exempt Portfolio seeks to maximize current income exempt from federal income tax to the extent consistent with preservation of capital and maintenance of liquidity. The Fund invests at least 80% of its assets in high quality short-term municipal obligations, the interest of which is exempt from federal income taxes and is not subject to the federal alternative minimum tax. The Fund may invest up to 20% of its assets in taxable money market securities or in municipal obligations that pay interest income that may be subject to the alternative minimum tax. However, it is currently intended that the Fund will be managed so that income generated by the Fund will not be subject to the alternative minimum tax. The Fund now operates as an "institutional money market fund," which is neither a "government money market fund" nor "retail money market fund" as such terms are defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As such, the Fund is required to price and transact in its shares at a net asset value reflecting market-based values of its portfolio holdings (i.e., at a "floating" net asset value), rounded to the fourth decimal place. Like other "Floating NAV" money market funds of its type, the Fund is subject to the possible imposition of liquidity fees and/or redemption gates. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors.

Performance

For the fiscal year ended October 31, 2018, the Fund's Institutional Share Class had a total return of 1.16%. For the seven-day period ended October 31, 2018, the Fund's Institutional Share Class provided an annualized current yield of 1.49% (subsidized) and 1.32% (non-subsidized), while its 30-day moving average annualized yield was 1.44% (subsidized) and 1.27% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  At the short end of the curve, yields for variable rate demand obligations (VRDOs) and short-term municipal notes and bonds have shifted higher over the past year as market participants have become more reluctant to invest in longer maturities as the Federal Reserve (the "Fed") continues to tighten monetary policy.

•  After reaching a high of 1.81% in April 2018 due to annual tax season outflows, the Securities Industry and Financial Markets Association (SIFMA) Index remained range-bound as demand was strong due to cash being reinvested in the market.(i) The SIFMA Index averaged 1.57% for the month of October 2018 and 1.37% year-to-date as of October 31, 2018.(i)

•  Issuance of new variable rate paper has remained subdued as state and local governments remain cautious about taking on new capital spending in the wake of the recent financial crisis.

•  The new-issuance drought at the long end of the municipal money market maturity range began to abate in August and September as several large issuers entered the market for their annual cash-flow borrowing. This increase in issuance, in the one-year maturity range, moved the Municipal Market Data (MMD) One-Year Note Index closer to the 2% level as of September 30, 2018.(ii)

•  Demand continues to remain strong for shorter maturities due to the continued flattening of the yield curve and increasing federal funds rate. The Fund maintained a shorter Weighted Average Maturity (WAM), enabling it to capture the increase in yields as the Fed continued on the current path of rate increases.

Management Strategies

•  As of October 31, 2018, the Fund had net assets of approximately $504 million. The Fund's WAM and Weighted Average Life (WAL) were 8 days and 9 days, respectively.

•  Daily and weekly VRDOs continue to represent the large majority of investment commitments helping us to achieve high levels of liquidity and manage our weighted average maturities and help protect against interest rate risk.

•  We focus on tax-exempt securities where our credit and risk teams have confidence in the quality of the

2018 Annual Report

October 31, 2018

Investment Overview (unaudited) (cont'd)

Tax-Exempt Portfolio

issuer, the structure of the program and the financial strength of the supporting institutions.

•  Each borrower is subjected to a rigorous credit review at least annually.

•  Financial institutions that provide liquidity and credit support are closely monitored for adherence to exposure and maturity limits that are set in accordance with relative financial strength.

•  In the period ahead, we will maintain our emphasis on high levels of liquidity and very short duration in anticipation of a rate hike in December 2018 and to see what tax reform proposals will be adopted by Congress, and determine what impact – if any – such reforms may have on municipal yields.

(i)  Source for SIFMA Index data: Bloomberg LP. SIFMA Index is issued weekly and is compiled from the weekly interest rate resets of tax-exempt variable rate issues included in a database maintained by Municipal Market Data which meet specific criteria established from time to time by The Securities Industry and Financial Markets Association.

(ii)  Source: Municipal Market Data

2018 Annual Report

October 31, 2018

Portfolio of Investments

Tax-Exempt Portfolio

	Face Amount (000)	Value (000)
Tax-Exempt Instruments (96.8%)
Weekly Variable Rate Bonds (a) (53.3%)
Austin, TX, Water & Wastewater System Ser 2008
1.66%, 5/15/31	$20,000	$20,000
Colorado Springs, CO,
Utilities System Sub Lien Ser 2008 A
1.59%, 11/1/38	6,700	6,700
Columbia, SC, Waterworks & Sewer System Ser 2009
1.60%, 2/1/38 (b)	4,800	4,800
Delaware Health Facilities Authority, Christiana Care Health Services Ser 2010 B
1.64%, 10/1/40	10,320	10,320
District of Columbia, The Pew Charitable Trusts Ser 2008 A
1.60%, 4/1/38	12,700	12,700
District of Columbia Water & Sewer Authority, Public Utility SE
1.60%, 10/1/50	4,500	4,500
Public Utility Ser 2014 B-2
1.60%, 10/1/50	7,175	7,175
Emery County, UT, Pacificorp Ser 1994
1.63%, 11/1/24	20,000	20,000
Gainesville, FL, Utilities System 2012 Ser B
1.64%, 10/1/42	3,475	3,475
Highlands County Health Facilities Authority, FL, Adventist Health System/Sunbelt Obligated Group Ser 2012 I-1
1.60%, 11/15/26	2,000	2,000
Houston, TX,
Combined Utility System First Lien Ser 2004 B-2
1.60%, 5/15/34	2,300	2,300
Combined Utility System First Lien Ser 2004 B-5
1.60%, 5/15/34	2,300	2,300
Indiana Finance Authority, Trinity Health Ser 2008 D-1
1.59%, 12/1/34	10,500	10,500
King County, WA, Junior Lien Sewer Ser 2001 B
1.61%, 1/1/32	6,000	6,000
Massachusetts Department of Transportation,
Metropolitan Highway System Contract Assistance Ser 2010 A-3
1.61%, 1/1/39	1,000	1,000
Metropolitan Highway System Ser 2010 A-1
1.59%, 1/1/37	9,300	9,300
Massachusetts Water Resources Authority,
Gen Ser 2008 A-3
1.60%, 8/1/37	1,320	1,320
Multi-Modal Sub 1999 Ser B
1.61%, 8/1/28	900	900
Metropolitan Washington Airports Authority, DC, Airport System Subser 2010 C-2
1.57%, 10/1/39	10,250	10,250
Nassau County Interim Finance Authority, NY, Sales Tax Ser 2008 A
1.59%, 11/15/25	13,500	13,500
	Face Amount (000)	Value (000)
Nebraska Investment Finance Authority, Single Family Housing Bonds Ser 2017 C
1.62%, 9/1/47	$23,000	$23,000
New York State Dormitory Authority, City University System Cons 5th Ser 2008 C
1.63%, 7/1/31	20,000	20,000
New York State Energy Research & Development Authority Facilities, Consolidated Edison Co., Ser 2005 Subser A-2
1.63%, 5/1/39	9,700	9,700
New York State Housing Finance Agency, 10 Barclay Street 2004 Ser A
1.61%, 11/15/37	3,400	3,400
North Texas Tollway Authority, TX, Ser 2009 D
1.62%, 1/1/49	2,100	2,100
Orlando Utilities Commission, FL,
Utility System Ser 2008
1.62%, 10/1/33	9,000	9,000
Utility System Ser 2015 B
1.60%, 10/1/39	11,000	11,000
Texas,
Veterans Ser 2012
1.68%, 12/1/42	12,000	12,000
Veterans Ser 2015 B
1.64%, 6/1/46	9,000	9,000
Texas Transportation Commission,
Mobility Fund Ser 2006-B
1.60%, 4/1/36	1,000	1,000
State Highway Fund First Tier Revenue Bonds, Ser 2014 B-1
1.57%, 4/1/32	7,000	7,000
Utah Water Finance Agency, Ser 2008 B
1.64%, 10/1/37	7,070	7,070
Washington Suburban Sanitary District, MD, 2015 Ser B-3 BANs
1.61%, 6/1/235,000		5,000
		268,310
Daily Variable Rate Bonds (a) (22.9%)
East Baton Rouge Parish, LA, Exxon Mobil Corp Ser 2010 A
1.69%, 8/1/35	22,000	22,000
JP Morgan Chase & Co., NY, Battery Park City Authority Junior Ser C PUTTERs Ser 5012
1.69%, 11/1/42 (c)	17,300	17,300
Mississippi Business Finance Corporation, Chevron USA Ser 2007 A
1.71%, 12/1/30	10,000	10,000
Chevron USA Ser 2010 G
1.66%, 11/1/35	14,000	14,000
New York City Municipal Water Finance Authority, NY, Second General Fiscal 2012 Ser A-2
1.65%, 6/15/44	5,000	5,000
Water & Sewer System Fiscal 2015 Subser BB-1
1.70%, 6/15/49	19,000	19,000

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Portfolio of Investments (cont'd)

Tax-Exempt Portfolio

	Face Amount (000)	Value (000)
Daily Variable Rate Bonds (a) (cont'd)
New York City Transitional Finance Authority, NY, Future Tax Fiscal 2010 Ser G Subser G-5
1.68%, 5/1/34	$14,000	$14,000
New York City, NY, Fiscal 2008 Ser J Subser J-3
1.68%, 8/1/2314,000		14,000
		115,300
Commercial Paper (15.4%)
Atlanta Airport Enterprise, GA, Third Lien Airport General Revenue Commercial Paper Notes, Series H-1
1.75%, 12/5/18	6,500	6,500
California Department of Water Resources, Ser 2
1.72%, 12/12/18	9,500	9,500
Gainesville, FL, Utilities System 1992 Ser C
1.74%, 11/7/18	10,000	10,001
Honolulu, Ser B-1
1.70%, 11/1/18	14,500	14,500
Lincoln, NE, Lincoln Electric System Ser 2018
1.72%, 11/5/18	9,500	9,500
Metropolitan Washington Airports Authority, DC, Dulles Toll Road Second Senior Lien Commercial Paper Notes, Ser 1
1.73%, 11/21/18	2,700	2,700
New York State Power Authority, Ser 1
1.72%, 11/6/18	5,000	5,000
Omaha Public Power District, NE, Ser A
1.72%, 11/19/18	11,000	11,000
Texas A&M Tax-Exempt Revenue Financing System, Series B
1.74%, 12/3/189,000		9,000
		77,701
Municipal Bonds & Notes (5.2%)
Colorado Springs, CO, Utilities System Sub Lien Ser 2011 A
4.00%, 11/15/18	440	440
Houston, TX,
Combined Utility System First Lien Ser 2010 C
5.00%, 11/15/18	885	886
Combined Utility System Ser 2012 D
4.00%, 11/15/18	900	901
Massachusetts, 2007 Ser A, 3 Month USD LIBOR
2.03%, 11/1/18 (a)	5,000	5,000
Metropolitan Transportation Authority, NY,
Transportation Ser 2012 E
5.00%, 11/15/18	2,300	2,303
Transportation Ser 2014 C
5.00%, 11/15/18	7,800	7,809
New York City Cultural Resources Trust, NY, American Museum of Natural History Ser 2014 B-1, MUNIPSA
1.62%, 4/1/44 (a)	5,000	5,000
Face Amount (000)	Value (000)
New York State Urban Development Corporation, Personal Income Tax Ser 2009 C
5.00%, 12/17/18 (b)$3,700	$3,714
26,053
Total Investments (96.8%) (Cost $487,363) (d)(e)	487,364
Other Assets in Excess of Liabilities (3.2%)	16,205
Net Assets (100.0%)	$503,569

(a)  Floating or Variable rate securities: The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  All or a portion of the security is subject to delayed delivery.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(e)  At October 31, 2018, the aggregate cost for federal income tax purposes is approximately $487,363,000. The aggregate gross unrealized appreciation is approximately $2,000 and the aggregate gross unrealized depreciation is approximately $1,000, resulting in net unrealized appreciation of approximately $1,000.

BANs  Bond Anticipation Notes.

LIBOR  London Interbank Offered Rate.

MUNIPSA  Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index.

PUTTERs  Puttable Tax-Exempt Receipts.

USD  United States Dollar.

Portfolio Composition

Classification	Percentage of Total Investments
Weekly Variable Rate Bonds	55.1%
Daily Variable Rate Bonds	23.7
Commercial Paper	15.9
Municipal Bonds & Notes	5.3
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Portfolio of Investments (cont'd)

Tax-Exempt Portfolio

Summary of Tax-Exempt Instruments by State/Territory

State/Territory	Value (000)	Percent of Net Assets
New York	$139,726	27.7%
Texas	66,487	13.2
Nebraska	43,500	8.6
District of Columbia	37,325	7.4
Florida	35,476	7.0
Utah	27,070	5.4
Mississippi	24,000	4.8
Louisiana	22,000	4.4
Massachusetts	17,520	3.5
Hawaii	14,500	2.9
Indiana	10,500	2.1
Delaware	10,320	2.0
California	9,500	1.9
Colorado	7,140	1.4
Georgia	6,500	1.3
Washington	6,000	1.2
Maryland	5,000	1.0
South Carolina	4,800	1.0
	$487,364	96.8%

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Statements of Assets and Liabilities

	Money Market Portfolio (000)		Prime Portfolio (000)		Government Portfolio (000)		Government Securities Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$1,712,752		$7,705,799		$48,146,375		$2,846,848
Total Investments in Securities, at Value(1)	1,712,835		7,706,099		48,146,375		2,846,848
Cash	182		205		467		5,234
Receivable for Investments Sold	14,977		84,591		—		99,867
Interest Receivable	1,700		6,899		38,022		1,000
Other Assets	137		426		1,963		831
Total Assets	1,729,831		7,798,220		48,186,827		2,953,780
Liabilities:
Payable for Investments Purchased	5,000		69,733		—		99,829
Dividends Payable	496		5,522		47,198		68
Payable for Advisory Fees	90		584		5,051		304
Payable for Fund Shares Redeemed	81		143		787		5
Payable for Administration Fees	73		345		2,146		130
Payable for Professional Fees	57		63		61		56
Payable for Transfer Agency Fees	35		66		50		6
Payable for Custodian Fees	20		42		259		28
Payable for Administration Plan Fees — Institutional Select Class	—	@	1		18		—	@
Payable for Administration Plan Fees — Investor Class	—		—		191		—	@
Payable for Administration Plan Fees — Administrative Class	—		—		22		—	@
Payable for Service and Shareholder Administration Plan Fees — Advisory Class	—	@	—	@	231		7
Payable for Distribution Plan and Shareholder Service Plan Fees — Participant Class	—	@	—		327		636
Payable for Distribution Plan and Shareholder Service Plan Fees — Cash Management Class	2		3		2		—	@
Payable for Distribution Plan and Shareholder Service Plan Fees — Select Class	—		—		—	@	—
Other Liabilities	53		315		1,593		490
Total Liabilities	5,907		76,817		57,936		101,559
Net Assets	$1,723,924		$7,721,403		$48,128,891		$2,852,221
Net Assets Consist Of:
Paid-in-Capital	$1,723,776		$7,721,023		$48,129,531		$2,851,939
Total Distributable Earnings (Loss)	148		380		(640)		282
Net Assets	$1,723,924		$7,721,403		$48,128,891		$2,852,221
(1) Including: Repurchase Agreements, at Value	$680,000		$2,920,000		$22,319,204		$—

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Statements of Assets and Liabilities (cont'd)

	Money Market Portfolio (000)	Prime Portfolio (000)	Government Portfolio (000)	Government Securities Portfolio (000)
INSTITUTIONAL CLASS:
Net Assets	$1,709,776	$7,679,347	$42,900,056	$33,852
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	1,709,017,933	7,675,687,417	42,900,113,307	33,837,649
Net Asset Value, Offering and Redemption Price Per Share	$1.0004	$1.0005	$1.000	$1.000
INSTITUTIONAL SELECT CLASS:
Net Assets	$50	$20,410	$750,517	$50
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	50,000	20,404,516	750,516,870	50,000
Net Asset Value, Offering and Redemption Price Per Share	$1.0002	$1.0003	$1.000	$1.000
INVESTOR CLASS:
Net Assets	$—	$—	$2,426,700	$460
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	—	—	2,426,708,242	460,194
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$1.000	$1.000
ADMINISTRATIVE CLASS:
Net Assets	$—	$—	$181,397	$50
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	—	—	181,398,845	50,000
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$1.000	$1.000
ADVISORY CLASS:
Net Assets	$50	$50	$1,082,958	$35,943
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	49,965	50,001	1,082,982,571	35,943,363
Net Asset Value, Offering and Redemption Price Per Share	$1.0007	$1.0000	$1.000	$1.000
PARTICIPANT CLASS:
Net Assets	$50	$—	$770,987	$2,780,482
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	50,000	—	770,986,201	2,780,191,202
Net Asset Value, Offering and Redemption Price Per Share	$1.0003	$—	$1.000	$1.000
CASH MANAGEMENT CLASS:
Net Assets	$13,998	$21,596	$16,226	$1,384
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	13,995,665	21,589,780	16,226,495	1,383,017
Net Asset Value, Offering and Redemption Price Per Share	$1.0002	$1.0003	$1.000	$1.000
SELECT CLASS:
Net Assets	$—	$—	$50	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	—	—	50,000	—
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$1.000	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Statements of Assets and Liabilities

	Treasury Portfolio (000)		Treasury Securities Portfolio (000)		Tax-Exempt Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$15,423,965		$23,225,610		$487,363
Total Investments in Securities, at Value(1)	15,423,965		23,225,610		487,364
Cash	939		2,457		155
Receivable for Investments Sold	—		1,967,388		19,676
Interest Receivable	7,876		22,069		1,056
Other Assets	640		765		95
Total Assets	15,433,420		25,218,289		508,346
Liabilities:
Payable for Investments Purchased	—		5,259,395		4,585
Dividends Payable	15,905		16,479		57
Payable for Advisory Fees	1,533		2,502		—	@
Payable for Fund Shares Redeemed	43		187		14
Payable for Administration Fees	635		883		12
Payable for Professional Fees	54		59		54
Payable for Transfer Agency Fees	23		28		29
Payable for Custodian Fees	70		91		4
Payable for Administration Plan Fees — Institutional Select Class	13		9		—	@
Payable for Administration Plan Fees — Investor Class	1		3		—
Payable for Administration Plan Fees — Administrative Class	—	@	—	@	—
Payable for Service and Shareholder Administration Plan Fees — Advisory Class	90		2		—
Payable for Distribution Plan and Shareholder Service Plan Fees — Participant Class	290		—	@	—
Payable for Distribution Plan and Shareholder Service Plan Fees — Cash Management Class	3		7		2
Payable for Distribution Plan and Shareholder Service Plan Fees — Select Class	—	@	—	@	—
Other Liabilities	485		575		20
Total Liabilities	19,145		5,280,220		4,777
Net Assets	$15,414,275		$19,938,069		$503,569
Net Assets Consist Of:
Paid-in-Capital	$15,413,961		$19,937,933		$503,628
Total Distributable Earnings (Loss)	314		136		(59)
Net Assets	$15,414,275		$19,938,069		$503,569
(1) Including: Repurchase Agreements, at Value	$11,085,668		$—		$—

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Statements of Assets and Liabilities (cont'd)

	Treasury Portfolio (000)	Treasury Securities Portfolio (000)	Tax-Exempt Portfolio (000)
INSTITUTIONAL CLASS:
Net Assets	$13,792,827	$19,642,850	$491,714
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	13,792,379,004	19,642,687,485	491,710,869
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$1.0000
INSTITUTIONAL SELECT CLASS:
Net Assets	$331,029	$189,558	$50
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	331,025,422	189,558,570	50,000
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$1.0000
INVESTOR CLASS:
Net Assets	$9,446	$39,323	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	9,445,353	39,322,825	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
ADMINISTRATIVE CLASS:
Net Assets	$2,500	$2,378	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	2,499,577	2,377,703	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
ADVISORY CLASS:
Net Assets	$467,066	$12,489	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	467,048,649	12,488,977	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
PARTICIPANT CLASS:
Net Assets	$789,069	$234	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	789,055,622	233,755	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
CASH MANAGEMENT CLASS:
Net Assets	$22,288	$51,187	$11,805
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	22,284,055	51,188,476	11,804,787
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$1.0000
SELECT CLASS:
Net Assets	$50	$50	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	50,000	50,000	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Statements of Operations

	Money Market Portfolio (000)		Prime Portfolio (000)	Government Portfolio (000)		Government Securities Portfolio (000)
Investment Income:
Interest	$22,530		$125,658	$886,863		$185,872
Expenses:
Advisory Fees (Note B)	1,648		9,394	77,134		18,637
Administration Fees (Note C)	549		3,131	25,711		6,212
Transfer Agency Fees (Note E)	107		201	153		21
Professional Fees	103		112	102		100
Registration Fees	84		107	186		617
Custodian Fees (Note F)	81		159	810		122
Trustees' Fees and Expenses	24		139	1,248		419
Administration Plan Fees — Institutional Select Class (Note D)	—	@	6	620		—	@
Administration Plan Fees — Investor Class (Note D)	—		—	1,128		—	@
Administration Plan Fees — Administrative Class (Note D)	—		—	245		—	@
Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	—	@	— @	2,943		82
Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	—	@	—	4,251		61,598
Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	23		30	40		2
Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	—		—	—	@	—
Shareholder Reporting Fees	14		14	56		40
Pricing Fees	9		25	13		7
Other Expenses	53		146	636		275
Total Expenses	2,695		13,464	115,276		88,132
Waiver of Advisory Fees (Note B)	(1,053)		(4,100)	(18,872)		(1,600)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	—		—	—		(30,799)
Net Expenses	1,642		9,364	96,404		55,733
Net Investment Income	20,888		116,294	790,459		130,139
Realized Gain:
Investments Sold	39		190	3		106
Change in Unrealized Appreciation (Depreciation):
Investments	50		(125)	—		—
Net Increase in Net Assets Resulting from Operations	$20,977		$116,359	$790,462		$130,245

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Statements of Operations

	Treasury Portfolio (000)		Treasury Securities Portfolio (000)		Tax-Exempt Portfolio (000)
Investment Income:
Interest	$261,524		$331,762		$3,971
Expenses:
Advisory Fees (Note B)	22,870		29,077		437
Administration Fees (Note C)	7,623		9,692		146
Transfer Agency Fees (Note E)	70		85		92
Professional Fees	97		100		98
Registration Fees	137		137		84
Custodian Fees (Note F)	243		262		16
Trustees' Fees and Expenses	370		471		9
Administration Plan Fees — Institutional Select Class (Note D)	141		112		— @
Administration Plan Fees — Investor Class (Note D)	16		43		—
Administration Plan Fees — Administrative Class (Note D)	4		3		—
Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	1,357		14		—
Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	2,558		2		—
Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	48		94		24
Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	—	@	—	@	—
Shareholder Reporting Fees	24		26		13
Pricing Fees	3		2		5
Other Expenses	271		290		53
Total Expenses	35,832		40,410		977
Waiver of Advisory Fees (Note B)	(2,786)		(1,372)		(414)
Waiver of Administration Fees (Note C)	—		—		(21)
Net Expenses	33,046		39,038		542
Net Investment Income	228,478		292,724		3,429
Realized Gain:
Investments Sold	352		223		—
Change in Unrealized Appreciation (Depreciation):
Investments	—		—		1
Net Increase in Net Assets Resulting from Operations	$228,830		$292,947		$3,430

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Statements of Changes in Net Assets

	Money Market Portfolio			Prime Portfolio
	Year Ended October 31, 2018 (000)	Year Ended October 31, 2017 (000)		Year Ended October 31, 2018 (000)	Year Ended October 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$20,888	$4,748		$116,294	$37,166
Net Realized Gain	39	30		190	217
Net Change in Unrealized Appreciation (Depreciation)	50	20		(125)	388
Net Increase in Net Assets Resulting from Operations	20,977	4,798		116,359	37,771
Dividends and Distributions to Shareholders:
Institutional Class	(20,672)	(4,516	)*	(115,943)	(36,918	)*
Institutional Select Class	(1)	(1	)*	(243)	(84	)*
Advisory Class	(1)	(—	@)*	(1)	(—	@)*
Participant Class	(1)	(—	@)*	—	—
Cash Management Class	(260)	(231	)*	(338)	(164	)*
Total Dividends and Distributions to Shareholders	(20,935)	(4,748)		(116,525)	(37,166)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	4,666,048	1,901,249		43,474,677	23,527,509
Distributions Reinvested	16,541	3,815		71,204	21,031
Redeemed	(3,594,224)	(1,733,866)		(40,471,729)	(20,816,446)
Institutional Select Class:
Subscribed	—	—	@	230,931	50,049
Distributions Reinvested	—	—		142	46
Redeemed	—	(—	@)	(210,715)	(60,087)
Advisory Class:
Subscribed	—	50		726	995
Distributions Reinvested	— @	—	@	—	—
Redeemed	(2)	—		(726)	(5,417)
Participant Class:
Redeemed	—	(3)		—	—
Cash Management Class:
Subscribed	7,386	24,372		31,277	13,150
Distributions Reinvested	257	224		330	161
Redeemed	(11,625)	(36,276)		(24,820)	(17,670)
Net Increase in Net Assets Resulting from Capital Share Transactions	1,084,381	159,565		3,101,297	2,713,321
Total Increase in Net Assets	1,084,423	159,615		3,101,131	2,713,926
Net Assets:
Beginning of Period	639,501	479,886		4,620,272	1,906,346
End of Period	$1,723,924	$639,501	†	$7,721,403	$4,620,272	†

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Statements of Changes in Net Assets (cont'd)

	Money Market Portfolio		Prime Portfolio
	Year Ended October 31, 2018 (000)	Year Ended October 31, 2017 (000)	Year Ended October 31, 2018 (000)	Year Ended October 31, 2017 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	4,664,032	1,900,523	43,453,537	23,516,762
Shares Issued on Distributions Reinvested	16,534	3,813	71,170	21,021
Shares Redeemed	(3,592,681)	(1,733,231)	(40,452,122)	(20,806,966)
Net Increase in Institutional Class Shares Outstanding	1,087,885	171,105	3,072,585	2,730,817
Institutional Select Class:
Shares Subscribed	—	— @@	230,880	50,025
Shares Issued on Distributions Reinvested	—	—	142	46
Shares Redeemed	—	(— @@)	(210,667)	(60,051)
Net Increase (Decrease) in Institutional Select Class Shares Outstanding	—	—	20,355	(9,980)
Advisory Class:
Shares Subscribed	—	50	726	996
Shares Issued on Distributions Reinvested	— @@	— @@	—	—
Shares Redeemed	(2)	—	(726)	(5,417)
Net Increase (Decrease) in Advisory Class Shares Outstanding	(2)	50	—	(4,421)
Participant Class:
Shares Redeemed	—	(3)	—	—
Net Decrease in Participant Class Shares Outstanding	—	(3)	—	—
Cash Management Class:
Shares Subscribed	7,384	24,370	31,270	13,146
Shares Issued on Distributions Reinvested	257	224	330	161
Shares Redeemed	(11,623)	(36,271)	(24,814)	(17,667)
Net Increase (Decrease) in Cash Management Class Shares Outstanding	(3,982)	(11,677)	6,786	(4,360)

@    Amount is less than $500.

@@  Amount is less than 500 shares.

The following information was previously reported in the October 31, 2017 financial statements. The distribution information for the year ended October 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the October 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended October 31, 2017 were as follows:

Institutional Class:
Net Investment Income		$(4,516)		$(36,918)
Institutional Select Class:
Net Investment Income		$(1)		$(84)
Advisory Class:
Net Investment Income	$	(— @)	$	(— @)
Participant Class:
Net Investment Income	$	(— @)		$—
Cash Management Class:
Net Investment Income		$(231)		$(164)

†  Accumulated Undistributed Net Investment Income (Loss) for the year ended October 31, 2017 for Money Market Portfolio and Prime Portfolio was $70 and $(111), respectively.

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Statements of Changes in Net Assets

	Government Portfolio		Government Securities Portfolio
	Year Ended October 31, 2018 (000)	Year Ended October 31, 2017 (000)	Year Ended October 31, 2018 (000)	Year Ended October 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$790,459	$315,824	$130,139	$71,971
Net Realized Gain (Loss)	3	(264)	106	164
Net Increase in Net Assets Resulting from Operations	790,462	315,560	130,245	72,135
Dividends and Distributions to Shareholders:
Institutional Class	(728,745)	(298,807)*	(988)	(486	)*
Institutional Select Class	(16,138)	(9,618)*	(1)	(—	@)*
Investor Class	(19,159)	(376)*	(2)	(—	@)*
Administrative Class	(2,268)	(1,227)*	(1)	(—	@)*
Advisory Class	(15,110)	(4,828)	(388)	(72	)*
Participant Class	(8,671)	(660)*	(128,738)	(71,403	)*
Cash Management Class	(368)	(308)*	(21)	(10	)*
Select Class	(— @)	(— @)*	—	—
Total Dividends and Distributions to Shareholders	(790,459)	(315,824)	(130,139)	(71,971)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	652,089,473	623,480,818	491,225	1,502,735
Distributions Reinvested	294,217	114,503	360	222
Redeemed	(649,564,571)	(633,397,182)	(510,623)	(1,515,860)
Institutional Select Class:
Subscribed	9,093,640	11,923,724	—	—
Distributions Reinvested	2,570	1,736	—	—
Redeemed	(10,336,186)	(11,555,854)	—	—
Investor Class:
Subscribed	4,916,812	434,968	1,312	—
Distributions Reinvested	825	376	1	—
Redeemed	(2,570,247)	(395,608)	(903)	—
Administrative Class:
Subscribed	440,868	2,335,592	—	—
Distributions Reinvested	1,532	1,063	—	—
Redeemed	(430,713)	(2,190,830)	—	—
Advisory Class:
Subscribed	5,739,851	3,505,541	98,515	105,185
Distributions Reinvested	1,609	390	—	—
Redeemed	(5,854,462)	(3,462,372)	(102,248)	(65,558)
Participant Class:
Subscribed	1,416,243	1,378,387	82,677,954	107,869,714
Distributions Reinvested	18	3	128,739	71,561
Redeemed	(1,564,938)	(460,460)	(97,792,444)	(113,945,512)
Cash Management Class:
Subscribed	36,892	86,394	—	10,000
Distributions Reinvested	353	280	21	10
Redeemed	(49,551)	(189,781)	(734)	(13,228)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	3,664,235	(8,388,312)	(15,008,825)	(5,980,731)
Total Increase (Decrease) in Net Assets	3,664,238	(8,388,576)	(15,008,719)	(5,980,567)
Net Assets:
Beginning of Period	44,464,653	52,853,229	17,860,940	23,841,507
End of Period	$48,128,891	$44,464,653 †	$2,852,221	$17,860,940	†

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Statements of Changes in Net Assets (cont'd)

	Government Portfolio		Government Securities Portfolio
	Year Ended October 31, 2018 (000)	Year Ended October 31, 2017 (000)	Year Ended October 31, 2018 (000)	Year Ended October 31, 2017 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	652,089,473	623,480,818	491,225	1,502,735
Shares Issued on Distributions Reinvested	294,217	114,503	360	222
Shares Redeemed	(649,564,571)	(633,397,182)	(510,623)	(1,515,860)
Net Increase (Decrease) in Institutional Class Shares Outstanding	2,819,119	(9,801,861)	(19,038)	(12,903)
Institutional Select Class:
Shares Subscribed	9,093,640	11,923,724	—	—
Shares Issued on Distributions Reinvested	2,570	1,736	—	—
Shares Redeemed	(10,336,186)	(11,555,854)	—	—
Net Increase (Decrease) in Institutional Select Class Shares Outstanding	(1,239,976)	369,606	—	—
Investor Class:
Shares Subscribed	4,916,812	434,968	1,312	—
Shares Issued on Distributions Reinvested	825	376	1	—
Shares Redeemed	(2,570,247)	(395,608)	(903)	—
Net Increase in Investor Class Shares Outstanding	2,347,390	39,736	410	—
Administrative Class:
Shares Subscribed	440,868	2,335,592	—	—
Shares Issued on Distributions Reinvested	1,532	1,063	—	—
Shares Redeemed	(430,713)	(2,190,830)	—	—
Net Increase in Administrative Class Shares Outstanding	11,687	145,825	—	—
Advisory Class:
Shares Subscribed	5,739,851	3,505,541	98,515	105,185
Shares Issued on Distributions Reinvested	1,609	390	—	—
Shares Redeemed	(5,854,462)	(3,462,372)	(102,248)	(65,558)
Net Increase (Decrease) in Advisory Class Shares Outstanding	(113,002)	43,559	(3,733)	39,627
Participant Class:
Shares Subscribed	1,416,243	1,378,387	82,677,954	107,869,714
Shares Issued on Distributions Reinvested	18	3	128,739	71,561
Shares Redeemed	(1,564,938)	(460,460)	(97,792,444)	(113,945,512)
Net Increase (Decrease) in Participant Class Shares Outstanding	(148,677)	917,930	(14,985,751)	(6,004,237)
Cash Management Class:
Shares Subscribed	36,892	86,394	—	10,000
Shares Issued on Distributions Reinvested	353	280	21	10
Shares Redeemed	(49,551)	(189,781)	(734)	(13,228)
Net Decrease in Cash Management Class Shares Outstanding	(12,306)	(103,107)	(713)	(3,218)

@    Amount is less than $500.

The following information was previously reported in the October 31, 2017 financial statements. The distribution information for the year ended October 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the October 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended October 31, 2017 were as follows:

Institutional Class:
Net Investment Income		$(298,807)		$(486)
Institutional Select Class:
Net Investment Income		$(9,618)	$	(— @)
Investor Class:
Net Investment Income		$(376)	$	(— @)
Administrative Class:
Net Investment Income		$(1,227)	$	(— @)
Advisory Class:
Net Investment Income		$(4,828)		$(72)
Participant Class:
Net Investment Income		$(660)		$(71,403)
Cash Management Class:
Net Investment Income		$(308)		$(10)
Select Class:
Net Investment Income	$	(— @)		$—

†  Accumulated Undistributed Net Investment Income (Loss) for the year ended October 31, 2017 for Government Portfolio and Government Securities Portfolio was $(84) and $11, respectively.

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Statements of Changes in Net Assets

	Treasury Portfolio		Treasury Securities Portfolio
	Year Ended October 31, 2018 (000)	Year Ended October 31, 2017 (000)	Year Ended October 31, 2018 (000)	Year Ended October 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$228,478	$97,967	$292,724	$113,204
Net Realized Gain (Loss)	352	(185)	223	(154)
Net Increase in Net Assets Resulting from Operations	228,830	97,782	292,947	113,050
Dividends and Distributions to Shareholders:
Institutional Class	(211,455)	(93,222)*	(288,028)	(111,087)*
Institutional Select Class	(4,233)	(1,754)*	(3,182)	(1,354)
Investor Class	(211)	(103)*	(584)	(317)*
Administrative Class	(38)	(20)*	(26)	(— @)*
Advisory Class	(6,709)	(2,162)*	(82)	(13)*
Participant Class	(5,408)	(402)*	(3)	(1)*
Cash Management Class	(424)	(304)*	(819)	(432)*
Select Class	(— @)	(— @)*	(— @)	(— @)*
Total Dividends and Distributions to Shareholders	(228,478)	(97,967)	(292,724)	(113,204)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	144,454,302	154,058,421	123,848,813	97,952,384
Distributions Reinvested	77,551	34,638	141,519	48,521
Redeemed	(143,163,314)	(159,980,614)	(122,508,055)	(99,222,446)
Institutional Select Class:
Subscribed	1,719,123	1,374,546	99,037	206,311
Distributions Reinvested	1,055	612	3,043	1,314
Redeemed	(1,705,319)	(1,328,921)	(152,365)	(245,555)
Investor Class:
Subscribed	18,119	32,449	8,134	37,111
Distributions Reinvested	210	103	563	311
Redeemed	(35,126)	(28,028)	(32,554)	(41,249)
Administrative Class:
Subscribed	409	3,891	5,238	94
Distributions Reinvested	29	11	—	—
Redeemed	(2,278)	(1,404)	(2,987)	(17)
Advisory Class:
Subscribed	2,785,307	3,017,474	96,223	124,949
Distributions Reinvested	457	72	—	— @
Redeemed	(2,897,200)	(2,982,902)	(85,540)	(176,153)
Participant Class:
Subscribed	1,055,373	602,329	661	781
Distributions Reinvested	8	4	3	1
Redeemed	(750,783)	(120,756)	(737)	(1,164)
Cash Management Class:
Subscribed	13,166	29,712	66,925	83,491
Distributions Reinvested	415	296	812	429
Redeemed	(38,155)	(45,374)	(97,403)	(102,097)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	1,533,349	(5,333,441)	1,391,330	(1,332,984)
Total Increase (Decrease) in Net Assets	1,533,701	(5,333,626)	1,391,553	(1,333,138)
Net Assets:
Beginning of Period	13,880,574	19,214,200	18,546,516	19,879,654
End of Period	$15,414,275	$13,880,574 †	$19,938,069	$18,546,516 †
The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Statements of Changes in Net Assets (cont'd)

	Treasury Portfolio		Treasury Securities Portfolio
	Year Ended October 31, 2018 (000)	Year Ended October 31, 2017 (000)	Year Ended October 31, 2018 (000)	Year Ended October 31, 2017 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	144,454,302	154,058,421	123,848,813	97,952,384
Shares Issued on Distributions Reinvested	77,551	34,638	141,519	48,521
Shares Redeemed	(143,163,314)	(159,980,614)	(122,508,055)	(99,222,446)
Net Increase (Decrease) in Institutional Class Shares Outstanding	1,368,539	(5,887,555)	1,482,277	(1,221,541)
Institutional Select Class:
Shares Subscribed	1,719,123	1,374,546	99,037	206,311
Shares Issued on Distributions Reinvested	1,055	612	3,043	1,314
Shares Redeemed	(1,705,319)	(1,328,921)	(152,365)	(245,555)
Net Increase (Decrease) in Institutional Select Class Shares Outstanding	14,859	46,237	(50,285)	(37,930)
Investor Class:
Shares Subscribed	18,119	32,449	8,134	37,111
Shares Issued on Distributions Reinvested	210	103	563	311
Shares Redeemed	(35,126)	(28,028)	(32,554)	(41,249)
Net Increase (Decrease) in Investor Class Shares Outstanding	(16,797)	4,524	(23,857)	(3,827)
Administrative Class:
Shares Subscribed	409	3,891	5,238	94
Shares Issued on Distributions Reinvested	29	11	—	—
Shares Redeemed	(2,278)	(1,404)	(2,987)	(17)
Net Increase (Decrease) in Administrative Class Shares Outstanding	(1,840)	2,498	2,251	77
Advisory Class:
Shares Subscribed	2,785,307	3,017,474	96,223	124,949
Shares Issued on Distributions Reinvested	457	72	—	— @@
Shares Redeemed	(2,897,200)	(2,982,902)	(85,540)	(176,153)
Net Increase (Decrease) in Advisory Class Shares Outstanding	(111,436)	34,644	10,683	(51,204)
Participant Class:
Shares Subscribed	1,055,373	602,329	661	781
Shares Issued on Distributions Reinvested	8	4	3	1
Shares Redeemed	(750,783)	(120,756)	(737)	(1,164)
Net Increase (Decrease) in Participant Class Shares Outstanding	304,598	481,577	(73)	(382)
Cash Management Class:
Shares Subscribed	13,166	29,712	66,925	83,491
Shares Issued on Distributions Reinvested	415	296	812	429
Shares Redeemed	(38,155)	(45,374)	(97,403)	(102,097)
Net Decrease in Cash Management Class Shares Outstanding	(24,574)	(15,366)	(29,666)	(18,177)

@    Amount is less than $500.

@@  Amount is less than 500 shares.

The following information was previously reported in the October 31, 2017 financial statements. The distribution information for the year ended October 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the October 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended October 31, 2017 were as follows:

Institutional Class:
Net Investment Income		$(93,222)		$(111,087)
Institutional Select Class:
Net Investment Income		$(1,754)		$(1,354)
Investor Class:
Net Investment Income		$(103)		$(317)
Administrative Class:
Net Investment Income		$(20)	$	(— @)
Advisory Class:
Net Investment Income		$(2,162)		$(13)
Participant Class:
Net Investment Income		$(402)		$(1)
Cash Management Class:
Net Investment Income		$(304)		$(432)
Select Class:
Net Investment Income	$	(— @)	$	(— @)

†  Accumulated Undistributed Net Investment Income for the year ended October 31, 2017 for Treasury Portfolio and Treasury Securities Portfolio was $140 and $63, respectively.

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Statements of Changes in Net Assets

	Tax-Exempt Portfolio
	Year Ended October 31,2018 (000)	Year Ended October 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$3,429	$824
Net Realized Gain	—	3
Net Change in Unrealized Appreciation	1	—
Net Increase in Net Assets Resulting from Operations	3,430	827
Dividends and Distributions to Shareholders:
Institutional Class	(3,271)	(715	)*
Institutional Select Class	(1)	(—	@)*
Cash Management Class	(157)	(109	)*
Total Dividends and Distributions to Shareholders	(3,429)	(824)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	794,575	257,560
Distributions Reinvested	2,741	568
Redeemed	(449,812)	(173,195)
Advisory Class:
Redeemed	—	(—	@)
Cash Management Class:
Subscribed	3,625	5,939
Distributions Reinvested	157	107
Redeemed	(12,752)	(15,965)
Net Increase in Net Assets Resulting from Capital Share Transactions	338,534	75,014
Total Increase in Net Assets	338,535	75,017
Net Assets:
Beginning of Period	165,034	90,017
End of Period	$503,569	$165,034	†

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Statements of Changes in Net Assets (cont'd)

	Tax-Exempt Portfolio
	Year Ended October 31,2018 (000)	Year Ended October 31, 2017 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	794,574	257,560
Shares Issued on Distributions Reinvested	2,741	568
Shares Redeemed	(449,809)	(173,195)
Net Increase in Institutional Class Shares Outstanding	347,506	84,933
Advisory Class:
Shares Redeemed	—	(— @@)
Net Decrease in Advisory Class Shares Outstanding	—	(— @@)
Cash Management Class:
Shares Subscribed	3,624	5,939
Shares Issued on Distributions Reinvested	157	107
Shares Redeemed	(12,751)	(15,965)
Net Decrease in Cash Management Class Shares Outstanding	(8,970)	(9,919)

@    Amount is less than $500.

@@  Amount is less than 500 shares.

The following information was previously reported in the October 31, 2017 financial statements. The distribution information for the year ended October 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the October 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended October 31, 2017 were as follows:

Institutional Class:
Net Investment Income		$(715)
Institutional Select Class:
Net Investment Income	$	(— @)
Cash Management Class:
Net Investment Income		$(109)

†  Accumulated Net Investment Loss for the year ended October 31, 2017 was $(59).

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Money Market Portfolio:
Institutional Class
Year Ended 10/31/18	$1.0004	$0.0190	(2)	$(0.0007)		$(0.0183)		$1.0004	1.84%
Year Ended 10/31/17	1.0002	0.0105	(2)	(0.0001	)(3)	(0.0102)		1.0004	1.05%
Year Ended 10/31/16(1)	1.0000	0.0041	(2)	0.0002	(3)	(0.0041)		1.0002	0.43%
Year Ended 10/31/15	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.14%
Year Ended 10/31/14	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.06%
Institutional Select Class
Year Ended 10/31/18	$1.0002	$0.0185	(2)	$(0.0007)		$(0.0178)		$1.0002	1.79%
Year Ended 10/31/17	1.0000	0.0100	(2)	(0.0001	)(3)	(0.0097)		1.0002	1.00%
Year Ended 10/31/16(1)	1.0000	0.0036	(2)	0.0000	(3)	(0.0036)		1.0000	0.36%
Year Ended 10/31/15	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.09%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.02%
Advisory Class
Year Ended 10/31/18	$1.0006	$0.0165	(2)	$(0.0006)		$(0.0158)		$1.0007	1.60%
Year Ended 10/31/17	1.0004	0.0080	(2)	0.0001	(3)	(0.0079)		1.0006	0.81%
Year Ended 10/31/16(1)	1.0000	0.0017	(2)	0.0004	(3)	(0.0017)		1.0004	0.22%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Participant Class
Year Ended 10/31/18	$1.0002	$0.0140	(2)	$(0.0006)		$(0.0133)		$1.0003	1.34%
Year Ended 10/31/17	1.0000	0.0055	(2)	(0.0001	)(3)	(0.0052)		1.0002	0.55%
Year Ended 10/31/16(1)	1.0000	0.0002	(2)(3)	0.0000	(3)	(0.0002	)(3)	1.0000	0.02%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Cash Management Class
Year Ended 10/31/18	$1.0001	$0.0175	(2)	$(0.0006)		$(0.0168)		$1.0002	1.70%
Year Ended 10/31/17	1.0000	0.0090	(2)	(0.0002	)(3)	(0.0087)		1.0001	0.89%
Year Ended 10/31/16(1)	1.0000	0.0026	(2)	0.0000	(3)	(0.0026)		1.0000	0.26%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Money Market Portfolio:
Institutional Class
Year Ended 10/31/18	$1,709,776	0.15%		0.25%	1.91%		1.81%
Year Ended 10/31/17	621,369	0.10%		0.32%	1.06%		0.84%
Year Ended 10/31/16(1)	450,127	0.12%		0.22%	0.41%		0.31%
Year Ended 10/31/15	3,383,757	0.13%		0.22%	0.14%		0.05%
Year Ended 10/31/14	2,215,637	0.17%		0.22%	0.06%		0.01%
Institutional Select Class
Year Ended 10/31/18	$50	0.20	%(4)	0.30%	1.86%		1.76%
Year Ended 10/31/17	50	0.15	%(4)	0.37%	1.01%		0.79%
Year Ended 10/31/16(1)	50	0.17	%(4)	0.27%	0.36%		0.26%
Year Ended 10/31/15	50	0.18	%(4)	0.27%	0.09%		0.00	%(5)
Year Ended 10/31/14	50	0.21	%(4)	0.27%	0.02%		(0.04)%
Advisory Class
Year Ended 10/31/18	$50	0.40	%(4)	0.50%	1.66%		1.56%
Year Ended 10/31/17	52	0.35	%(4)	0.57%	0.81%		0.59%
Year Ended 10/31/16(1)	2	0.37	%(4)	0.47%	0.16%		0.06%
Year Ended 10/31/15	493	0.26	%(4)	0.47%	0.01%		(0.20)%
Year Ended 10/31/14	437	0.22	%(4)	0.47%	0.01%		(0.24)%
Participant Class
Year Ended 10/31/18	$50	0.65	%(4)	0.75%	1.41%		1.31%
Year Ended 10/31/17	50	0.60	%(4)	0.82%	0.56%		0.34%
Year Ended 10/31/16(1)	53	0.53	%(4)	0.72%	0.00	%(5)	(0.19)%
Year Ended 10/31/15	620	0.26	%(4)	0.72%	0.01%		(0.45)%
Year Ended 10/31/14	1,981	0.22	%(4)	0.72%	0.01%		(0.49)%
Cash Management Class
Year Ended 10/31/18	$13,998	0.30	%(4)	0.40%	1.76%		1.66%
Year Ended 10/31/17	17,980	0.25	%(4)	0.47%	0.91%		0.69%
Year Ended 10/31/16(1)	29,654	0.27	%(4)	0.37%	0.26%		0.16%
Year Ended 10/31/15	23,473	0.26	%(4)	0.37%	0.01%		(0.10)%
Year Ended 10/31/14	28,575	0.22	%(4)	0.37%	0.01%		(0.14)%

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Prime Portfolio:
Institutional Class
Year Ended 10/31/18	$1.0005	$0.0186	(2)	$(0.0004	)(3)	$(0.0182)		$1.0005	1.84%
Year Ended 10/31/17	1.0002	0.0109	(2)	(0.0005	)(3)	(0.0101)		1.0005	1.05%
Year Ended 10/31/16(1)	1.0000	0.0036	(2)	0.0002	(3)	(0.0036)		1.0002	0.38%
Year Ended 10/31/15	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.07%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.05%
Institutional Select Class
Year Ended 10/31/18	$1.0000	$0.0181	(2)	$(0.0001	)(3)	$(0.0177)		$1.0003	1.82%
Year Ended 10/31/17	1.0005	0.0104	(2)	(0.0033)		(0.0076)		1.0000	0.71%
Year Ended 10/31/16(1)	1.0000	0.0031	(2)	0.0005	(3)	(0.0031)		1.0005	0.36%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.02%
Advisory Class
Year Ended 10/31/18	$1.0000	$0.0161	(2)	$(0.0004	)(3)	$(0.0157)		$1.0000	1.58%
Year Ended 10/31/17	1.0000	0.0086	(2)	(0.0038)		(0.0048)		1.0000	0.49%
Year Ended 10/31/16(1)	1.0000	0.0013	(2)	0.0000	(3)	(0.0013)		1.0000	0.13%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.02%
Cash Management Class
Year Ended 10/31/18	$1.0003	$0.0171	(2)	$(0.0004	)(3)	$(0.0167)		$1.0003	1.69%
Year Ended 10/31/17	1.0000	0.0094	(2)	(0.0005	)(3)	(0.0086)		1.0003	0.90%
Year Ended 10/31/16(1)	1.0000	0.0022	(2)	0.0000	(3)	(0.0022)		1.0000	0.22%
Year Ended 10/31/15	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.02%

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Prime Portfolio:
Institutional Class
Year Ended 10/31/18	$7,679,347	0.15%		0.21%	1.87%	1.81%
Year Ended 10/31/17	4,605,363	0.12%		0.23%	1.09%	0.98%
Year Ended 10/31/16(1)	1,872,676	0.18%		0.21%	0.34%	0.31%
Year Ended 10/31/15	18,646,743	0.18%		0.21%	0.07%	0.04%
Year Ended 10/31/14	20,114,751	0.17%		0.21%	0.04%	0.00	%(5)
Institutional Select Class
Year Ended 10/31/18	$20,410	0.20	%(4)	0.26%	1.82%	1.76%
Year Ended 10/31/17	50	0.17	%(4)	0.28%	1.04%	0.93%
Year Ended 10/31/16(1)	10,036	0.23	%(4)	0.26%	0.29%	0.26%
Year Ended 10/31/15	237,736	0.20	%(4)	0.26%	0.05%	(0.01)%
Year Ended 10/31/14	704,917	0.18	%(4)	0.26%	0.03%	(0.05)%
Advisory Class
Year Ended 10/31/18	$50	0.40	%(4)	0.46%	1.62%	1.56%
Year Ended 10/31/17	50	0.37	%(4)	0.48%	0.84%	0.73%
Year Ended 10/31/16(1)	4,471	0.41	%(4)	0.46%	0.11%	0.06%
Year Ended 10/31/15	229,592	0.22	%(4)	0.46%	0.03%	(0.21)%
Year Ended 10/31/14	150,947	0.19	%(4)	0.46%	0.02%	(0.25)%
Cash Management Class
Year Ended 10/31/18	$21,596	0.30	%(4)	0.36%	1.72%	1.66%
Year Ended 10/31/17	14,809	0.27	%(4)	0.38%	0.94%	0.83%
Year Ended 10/31/16(1)	19,163	0.32	%(4)	0.36%	0.20%	0.16%
Year Ended 10/31/15	23,375	0.22	%(4)	0.36%	0.03%	(0.11)%
Year Ended 10/31/14	8,288	0.20	%(4)	0.36%	0.01%	(0.15)%

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Government Portfolio:
Institutional Class
Year Ended 10/31/18	$1.000	$0.016	(2)	$(0.001)		$(0.015)		$1.000	1.55%
Year Ended 10/31/17	1.000	0.006	(2)	0.001		(0.007)		1.000	0.65%
Year Ended 10/31/16(1)	1.000	0.002	(2)	(0.000	)(3)	(0.002)		1.000	0.23%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Institutional Select Class
Year Ended 10/31/18	$1.000	$0.015	(2)	$0.000	(3)	$(0.015)		$1.000	1.50%
Year Ended 10/31/17	1.000	0.006	(2)	0.000	(3)	(0.006)		1.000	0.60%
Year Ended 10/31/16(1)	1.000	0.002	(2)	(0.000	)(3)	(0.002)		1.000	0.18%
Year Ended 10/31/15	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Investor Class
Year Ended 10/31/18	$1.000	$0.015	(2)	$(0.001)		$(0.014)		$1.000	1.45%
Year Ended 10/31/17	1.000	0.005	(2)	0.001		(0.006)		1.000	0.55%
Year Ended 10/31/16(1)	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.14%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Administrative Class
Year Ended 10/31/18	$1.000	$0.014	(2)	$0.000	(3)	$(0.014)		$1.000	1.40%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.50%
Year Ended 10/31/16(1)	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.10%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
Advisory Class
Year Ended 10/31/18	$1.000	$0.013	(2)	$0.000	(3)	$(0.013)		$1.000	1.30%
Year Ended 10/31/17	1.000	0.004	(2)	0.000	(3)	(0.004)		1.000	0.40%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.02%
Year Ended 10/31/15	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Participant Class
Year Ended 10/31/18	$1.000	$0.011	(2)	$(0.001)		$(0.010)		$1.000	1.04%
Year Ended 10/31/17	1.000	0.001	(2)	0.001		(0.002)		1.000	0.19%
Year Ended 10/31/16(1)	1.000	(0.000	)(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
Cash Management Class
Year Ended 10/31/18	$1.000	$0.014	(2)	$0.000	(3)	$(0.014)		$1.000	1.40%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.50%
Year Ended 10/31/16(1)	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.10%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
Select Class
Year Ended 10/31/18	$1.000	$0.008	(2)	$(0.001)		$(0.007)		$1.000	0.74%
Year Ended 10/31/17	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
For the Period Ended 10/31/16(1)	1.000	0.001	(2)	(0.001)		(0.000	)(3)	1.000	0.01	%(8)

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Government Portfolio:
Institutional Class
Year Ended 10/31/18	$42,900,056	0.17%		0.21%		1.55%		1.51%
Year Ended 10/31/17	40,080,925	0.18%		0.21%		0.63%		0.60%
Year Ended 10/31/16(1)	49,883,028	0.17%		0.21%		0.22%		0.18%
Year Ended 10/31/15	38,645,857	0.08%		0.21%		0.04%		(0.09)%
Year Ended 10/31/14	29,191,916	0.04%		0.21%		0.04%		(0.13)%
Institutional Select Class
Year Ended 10/31/18	$750,517	0.22	%(4)	0.26%		1.50%		1.46%
Year Ended 10/31/17	1,990,491	0.23	%(4)	0.26%		0.58%		0.55%
Year Ended 10/31/16(1)	1,620,891	0.22	%(4)	0.26%		0.17%		0.13%
Year Ended 10/31/15	556,034	0.08	%(4)	0.26%		0.04%		(0.14)%
Year Ended 10/31/14	744,944	0.04	%(4)	0.26%		0.04%		(0.18)%
Investor Class
Year Ended 10/31/18	$2,426,700	0.27	%(4)	0.31%		1.45%		1.41%
Year Ended 10/31/17	79,317	0.28	%(4)	0.31%		0.53%		0.50%
Year Ended 10/31/16(1)	39,589	0.26	%(4)	0.31%		0.13%		0.08%
Year Ended 10/31/15	42,230	0.08	%(4)	0.31%		0.04%		(0.19)%
Year Ended 10/31/14	65,642	0.04	%(4)	0.31%		0.04%		(0.23)%
Administrative Class
Year Ended 10/31/18	$181,397	0.32	%(4)	0.36%		1.40%		1.36%
Year Ended 10/31/17	169,710	0.33	%(4)	0.36%		0.48%		0.45%
Year Ended 10/31/16(1)	23,887	0.32	%(4)	0.36%		0.07%		0.03%
Year Ended 10/31/15	497	0.08	%(4)	0.36%		0.04%		(0.24)%
Year Ended 10/31/14	17,251	0.04	%(4)	0.36%		0.04%		(0.28)%
Advisory Class
Year Ended 10/31/18	$1,082,958	0.42	%(4)	0.46%		1.30%		1.26%
Year Ended 10/31/17	1,195,962	0.43	%(4)	0.46%		0.38%		0.35%
Year Ended 10/31/16(1)	1,152,411	0.35	%(4)	0.46%		0.04%		(0.07)%
Year Ended 10/31/15	2,172,211	0.08	%(4)	0.46%		0.04%		(0.34)%
Year Ended 10/31/14	1,032,529	0.04	%(4)	0.46%		0.04%		(0.38)%
Participant Class
Year Ended 10/31/18	$770,987	0.67	%(4)	0.71%		1.05%		1.01%
Year Ended 10/31/17	919,665	0.68	%(4)	0.71%		0.13%		0.10%
Year Ended 10/31/16(1)	1,733	0.43	%(4)	0.71%		(0.04)%		(0.32)%
Year Ended 10/31/15	50	0.08	%(4)	0.71%		0.04%		(0.59)%
Year Ended 10/31/14	50	0.04	%(4)	0.71%		0.04%		(0.63)%
Cash Management Class
Year Ended 10/31/18	$16,226	0.32	%(4)	0.36%		1.40%		1.36%
Year Ended 10/31/17	28,533	0.33	%(4)	0.36%		0.48%		0.45%
Year Ended 10/31/16(1)	131,640	0.30	%(4)	0.36%		0.09%		0.03%
Year Ended 10/31/15	143,092	0.08	%(4)	0.36%		0.04%		(0.24)%
Year Ended 10/31/14	160,921	0.04	%(4)	0.36%		0.04%		(0.28)%
Select Class
Year Ended 10/31/18	$50	0.97	%(4)	1.01%		0.75%		0.71%
Year Ended 10/31/17	50	0.79	%(4)	1.01%		0.02%		(0.20)%
For the Period Ended 10/31/16(1)	50	0.43	%(4)(9)	1.01	%(9)	(0.04	)%(9)	(0.62	)%(9)

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Government Securities Portfolio:
Institutional Class
Year Ended 10/31/18	$1.000	$0.013	(2)	$0.002		$(0.015)		$1.000	1.47%
Year Ended 10/31/17	1.000	0.006	(2)	0.000	(3)	(0.006)		1.000	0.60%
Year Ended 10/31/16(1)	1.000	0.002	(2)	(0.001)		(0.001)		1.000	0.14%
Year Ended 10/31/15	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Institutional Select Class
Year Ended 10/31/18	$1.000	$0.012	(2)	$0.002		$(0.014)		$1.000	1.43%
Year Ended 10/31/17	1.000	0.006	(2)	0.000	(3)	(0.006)		1.000	0.55%
Year Ended 10/31/16(1)	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.10%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Investor Class
Year Ended 10/31/18	$1.000	$0.012	(2)	$0.002		$(0.014)		$1.000	1.37%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.50%
Year Ended 10/31/16(1)	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.06%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Administrative Class
Year Ended 10/31/18	$1.000	$0.011	(2)	$0.002		$(0.013)		$1.000	1.32%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.45%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.02%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Advisory Class
Year Ended 10/31/18	$1.000	$0.010	(2)	$0.002		$(0.012)		$1.000	1.22%
Year Ended 10/31/17	1.000	0.004	(2)	0.000	(3)	(0.004)		1.000	0.35%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Participant Class
Year Ended 10/31/18	$1.000	$0.011	(2)	$0.001		$(0.012)		$1.000	1.22%
Year Ended 10/31/17	1.000	0.004	(2)	0.000	(3)	(0.004)		1.000	0.36%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Cash Management Class
Year Ended 10/31/18	$1.000	$0.011	(2)	$0.002		$(0.013)		$1.000	1.32%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.45%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.02%
Year Ended 10/31/15	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Government Securities Portfolio:
Institutional Class
Year Ended 10/31/18	$33,852	0.20%		0.21%	1.30%	1.29%
Year Ended 10/31/17	52,889	0.20%		0.22%	0.57%	0.55%
Year Ended 10/31/16(1)	65,792	0.18%		0.21%	0.17%	0.14%
Year Ended 10/31/15	21,314	0.05%		0.86%	0.01%	(0.80)%
Year Ended 10/31/14	45,487	0.03%		0.54%	0.01%	(0.50)%
Institutional Select Class
Year Ended 10/31/18	$50	0.25	%(4)	0.26%	1.25%	1.24%
Year Ended 10/31/17	50	0.25	%(4)	0.27%	0.52%	0.50%
Year Ended 10/31/16(1)	50	0.23	%(4)	0.26%	0.12%	0.09%
Year Ended 10/31/15	50	0.05	%(4)	0.91%	0.01%	(0.85)%
Year Ended 10/31/14	50	0.03	%(4)	0.59%	0.01%	(0.55)%
Investor Class
Year Ended 10/31/18	$460	0.30	%(4)	0.31%	1.20%	1.19%
Year Ended 10/31/17	50	0.30	%(4)	0.32%	0.47%	0.45%
Year Ended 10/31/16(1)	50	0.27	%(4)	0.31%	0.08%	0.04%
Year Ended 10/31/15	50	0.05	%(4)	0.96%	0.01%	(0.90)%
Year Ended 10/31/14	50	0.03	%(4)	0.64%	0.01%	(0.60)%
Administrative Class
Year Ended 10/31/18	$50	0.35	%(4)	0.36%	1.15%	1.14%
Year Ended 10/31/17	50	0.35	%(4)	0.37%	0.42%	0.40%
Year Ended 10/31/16(1)	50	0.30	%(4)	0.35%	0.05%	0.00	%(5)
Year Ended 10/31/15	50	0.05	%(4)	1.01%	0.01%	(0.95)%
Year Ended 10/31/14	50	0.03	%(4)	0.69%	0.01%	(0.65)%
Advisory Class
Year Ended 10/31/18	$35,943	0.45	%(4)	0.46%	1.05%	1.04%
Year Ended 10/31/17	39,676	0.45	%(4)	0.47%	0.32%	0.30%
Year Ended 10/31/16(1)	50	0.31	%(4)	0.46%	0.04%	(0.11)%
Year Ended 10/31/15	50	0.05	%(4)	1.11%	0.01%	(1.05)%
Year Ended 10/31/14	50	0.03	%(4)	0.79%	0.01%	(0.75)%
Participant Class
Year Ended 10/31/18	$2,780,482	0.45	%(4)	0.71%	1.05%	0.79%
Year Ended 10/31/17	17,766,128	0.44	%(4)	0.72%	0.33%	0.05%
Year Ended 10/31/16(1)	23,770,200	0.34	%(4)	0.71%	0.01%	(0.36)%
Year Ended 10/31/15	50	0.05	%(4)	1.36%	0.01%	(1.30)%
Year Ended 10/31/14	50	0.03	%(4)	1.04%	0.01%	(1.00)%
Cash Management Class
Year Ended 10/31/18	$1,384	0.35	%(4)	0.36%	1.15%	1.14%
Year Ended 10/31/17	2,097	0.35	%(4)	0.37%	0.42%	0.40%
Year Ended 10/31/16(1)	5,315	0.31	%(4)	0.36%	0.04%	(0.01)%
Year Ended 10/31/15	1,426	0.05	%(4)	1.01%	0.01%	(0.95)%
Year Ended 10/31/14	9,177	0.03	%(4)	0.69%	0.01%	(0.65)%

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions from Net Investment Income		Net Asset Value, End of Period	Total Return
Treasury Portfolio:
Institutional Class
Year Ended 10/31/18	$1.000	$0.015	(2)	$0.000	(3)	$(0.015)		$1.000	1.55%
Year Ended 10/31/17	1.000	0.006	(2)	0.000	(3)	(0.006)		1.000	0.63%
Year Ended 10/31/16(1)	1.000	0.002	(2)	(0.000	)(3)	(0.002)		1.000	0.19%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Institutional Select Class
Year Ended 10/31/18	$1.000	$0.015	(2)	$0.000	(3)	$(0.015)		$1.000	1.50%
Year Ended 10/31/17	1.000	0.006	(2)	0.000	(3)	(0.006)		1.000	0.58%
Year Ended 10/31/16(1)	1.000	0.002	(2)	(0.000	)(3)	(0.002)		1.000	0.15%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Investor Class
Year Ended 10/31/18	$1.000	$0.014	(2)	$0.000	(3)	$(0.014)		$1.000	1.45%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.53%
Year Ended 10/31/16(1)	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.10%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.03%
Administrative Class
Year Ended 10/31/18	$1.000	$0.014	(2)	$0.000	(3)	$(0.014)		$1.000	1.39%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.48%
Year Ended 10/31/16(1)	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.06%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Advisory Class
Year Ended 10/31/18	$1.000	$0.013	(2)	$0.000	(3)	$(0.013)		$1.000	1.29%
Year Ended 10/31/17	1.000	0.004	(2)	0.000	(3)	(0.004)		1.000	0.38%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Participant Class
Year Ended 10/31/18	$1.000	$0.010	(2)	$0.000	(3)	$(0.010)		$1.000	1.04%
Year Ended 10/31/17	1.000	0.001	(2)	0.001		(0.002)		1.000	0.19%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.03%
Cash Management Class
Year Ended 10/31/18	$1.000	$0.014	(2)	$0.000	(3)	$(0.014)		$1.000	1.39%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.48%
Year Ended 10/31/16(1)	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.06%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Select Class
Year Ended 10/31/18	$1.000	$0.007	(2)	$0.000	(3)	$(0.007)		$1.000	0.74%
Year Ended 10/31/17	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
For the Period Ended 10/31/16(1)	1.000	0.001	(2)	(0.001)		(0.000	)(3)	1.000	0.00	%(5)(8)
The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Treasury Portfolio:
Institutional Class
Year Ended 10/31/18	$13,792,827	0.19%		0.21%		1.53%		1.51%
Year Ended 10/31/17	12,423,969	0.18%		0.21%		0.61%		0.58%
Year Ended 10/31/16(1)	18,311,699	0.17%		0.21%		0.19%		0.15%
Year Ended 10/31/15	16,333,431	0.05%		0.21%		0.03%		(0.13)%
Year Ended 10/31/14	16,880,789	0.03%		0.21%		0.03%		(0.15)%
Institutional Select Class
Year Ended 10/31/18	$331,029	0.24	%(4)	0.26%		1.48%		1.46%
Year Ended 10/31/17	316,164	0.23	%(4)	0.26%		0.56%		0.53%
Year Ended 10/31/16(1)	269,931	0.21	%(4)	0.26%		0.15%		0.10%
Year Ended 10/31/15	439,605	0.05	%(4)	0.26%		0.03%		(0.18)%
Year Ended 10/31/14	434,565	0.03	%(4)	0.26%		0.03%		(0.20)%
Investor Class
Year Ended 10/31/18	$9,446	0.29	%(4)	0.31%		1.43%		1.41%
Year Ended 10/31/17	26,243	0.28	%(4)	0.31%		0.51%		0.48%
Year Ended 10/31/16(1)	21,719	0.26	%(4)	0.31%		0.10%		0.05%
Year Ended 10/31/15	29,347	0.05	%(4)	0.31%		0.03%		(0.23)%
Year Ended 10/31/14	52,366	0.03	%(4)	0.31%		0.03%		(0.25)%
Administrative Class
Year Ended 10/31/18	$2,500	0.34	%(4)	0.36%		1.38%		1.36%
Year Ended 10/31/17	4,340	0.33	%(4)	0.36%		0.46%		0.43%
Year Ended 10/31/16(1)	1,842	0.32	%(4)	0.36%		0.04%		0.00	%(5)
Year Ended 10/31/15	50	0.05	%(4)	0.36%		0.03%		(0.28)%
Year Ended 10/31/14	50	0.03	%(4)	0.36%		0.03%		(0.30)%
Advisory Class
Year Ended 10/31/18	$467,066	0.44	%(4)	0.46%		1.28%		1.26%
Year Ended 10/31/17	578,488	0.43	%(4)	0.46%		0.36%		0.33%
Year Ended 10/31/16(1)	543,850	0.35	%(4)	0.46%		0.01%		(0.10)%
Year Ended 10/31/15	996,049	0.05	%(4)	0.46%		0.03%		(0.38)%
Year Ended 10/31/14	762,077	0.03	%(4)	0.46%		0.03%		(0.40)%
Participant Class
Year Ended 10/31/18	$789,069	0.69	%(4)	0.71%		1.03%		1.01%
Year Ended 10/31/17	484,458	0.68	%(4)	0.71%		0.11%		0.08%
Year Ended 10/31/16(1)	2,881	0.36	%(4)	0.71%		0.00	%(5)	(0.35)%
Year Ended 10/31/15	180	0.05	%(4)	0.71%		0.03%		(0.63)%
Year Ended 10/31/14	89	0.03	%(4)	0.71%		0.03%		(0.65)%
Cash Management Class
Year Ended 10/31/18	$22,288	0.34	%(4)	0.36%		1.38%		1.36%
Year Ended 10/31/17	46,862	0.33	%(4)	0.36%		0.46%		0.43%
Year Ended 10/31/16(1)	62,228	0.30	%(4)	0.36%		0.06%		0.00	%(5)
Year Ended 10/31/15	55,377	0.05	%(4)	0.36%		0.03%		(0.28)%
Year Ended 10/31/14	89,496	0.03	%(4)	0.36%		0.03%		(0.30)%
Select Class
Year Ended 10/31/18	$50	0.99%		1.01%		0.73%		0.71%
Year Ended 10/31/17	50	0.78	%(4)	1.01%		0.01%		(0.22)%
For the Period Ended 10/31/16(1)	50	0.38	%(4)(9)	1.01	%(9)	(0.02	)%(9)	(0.65	)%(9)

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Treasury Securities Portfolio:
Institutional Class
Year Ended 10/31/18	$1.000	$0.015	(2)	$(0.000	)(3)	$(0.015)		$1.000	1.51%
Year Ended 10/31/17	1.000	0.006	(2)	0.000	(3)	(0.006)		1.000	0.60%
Year Ended 10/31/16(1)	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.14%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Institutional Select Class
Year Ended 10/31/18	$1.000	$0.015	(2)	$(0.000	)(3)	$(0.015)		$1.000	1.46%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.55%
Year Ended 10/31/16(1)	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.10%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Investor Class
Year Ended 10/31/18	$1.000	$0.014	(2)	$(0.000	)(3)	$(0.014)		$1.000	1.41%
Year Ended 10/31/17	1.000	0.005	(2)	0.000	(3)	(0.005)		1.000	0.50%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	0.001		(0.001)		1.000	0.06%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Administrative Class
Year Ended 10/31/18	$1.000	$0.014	(2)	$(0.000	)(3)	$(0.014)		$1.000	1.36%
Year Ended 10/31/17	1.000	0.004	(2)	0.000	(3)	(0.004)		1.000	0.45%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Advisory Class
Year Ended 10/31/18	$1.000	$0.013	(2)	$(0.000	)(3)	$(0.013)		$1.000	1.26%
Year Ended 10/31/17	1.000	0.004	(2)	(0.000	)(3)	(0.004)		1.000	0.35%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Participant Class
Year Ended 10/31/18	$1.000	$0.010	(2)	$(0.000	)(3)	$(0.010)		$1.000	1.00%
Year Ended 10/31/17	1.000	0.002	(2)	0.000	(3)	(0.002)		1.000	0.16%
Year Ended 10/31/16(1)	1.000	(0.000	)(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Cash Management Class
Year Ended 10/31/18	$1.000	$0.014	(2)	$(0.000	)(3)	$(0.014)		$1.000	1.36%
Year Ended 10/31/17	1.000	0.004	(2)	0.000	(3)	(0.004)		1.000	0.45%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.02%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Select Class
Year Ended 10/31/18	$1.000	$0.007	(2)	$(0.000	)(3)	$(0.007)		$1.000	0.70%
Year Ended 10/31/17	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.02%
For the Period Ended 10/31/16(1)	1.000	0.001	(2)	(0.001)		(0.000	)(3)	1.000	0.00	%(5)(8)

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Treasury Securities Portfolio:
Institutional Class
Year Ended 10/31/18	$19,642,850	0.20%		0.21%		1.51%		1.50%
Year Ended 10/31/17	18,160,353	0.19%		0.21%		0.59%		0.57%
Year Ended 10/31/16(1)	19,382,045	0.17%		0.21%		0.15%		0.11%
Year Ended 10/31/15	14,113,772	0.02%		0.21%		0.01%		(0.18)%
Year Ended 10/31/14	5,352,337	0.02%		0.21%		0.02%		(0.17)%
Institutional Select Class
Year Ended 10/31/18	$189,558	0.25	%(4)	0.26%		1.46%		1.45%
Year Ended 10/31/17	239,841	0.24	%(4)	0.26%		0.54%		0.52%
Year Ended 10/31/16(1)	277,773	0.21	%(4)	0.26%		0.11%		0.06%
Year Ended 10/31/15	1,989,121	0.02	%(4)	0.26%		0.01%		(0.23)%
Year Ended 10/31/14	143,946	0.02	%(4)	0.26%		0.02%		(0.22)%
Investor Class
Year Ended 10/31/18	$39,323	0.30	%(4)	0.31%		1.41%		1.40%
Year Ended 10/31/17	63,180	0.29	%(4)	0.31%		0.49%		0.47%
Year Ended 10/31/16(1)	67,007	0.27	%(4)	0.31%		0.05%		0.01%
Year Ended 10/31/15	50	0.02	%(4)	0.31%		0.01%		(0.28)%
Year Ended 10/31/14	50	0.02	%(4)	0.31%		0.02%		(0.27)%
Administrative Class
Year Ended 10/31/18	$2,378	0.35	%(4)	0.36%		1.36%		1.35%
Year Ended 10/31/17	127	0.34	%(4)	0.36%		0.44%		0.42%
Year Ended 10/31/16(1)	50	0.29	%(4)	0.36%		0.03%		(0.04)%
Year Ended 10/31/15	50	0.02	%(4)	0.36%		0.01%		(0.33)%
Year Ended 10/31/14	50	0.02	%(4)	0.36%		0.02%		(0.32)%
Advisory Class
Year Ended 10/31/18	$12,489	0.45	%(4)	0.46%		1.26%		1.25%
Year Ended 10/31/17	1,806	0.42	%(4)	0.46%		0.36%		0.32%
Year Ended 10/31/16(1)	53,009	0.31	%(4)	0.46%		0.01%		(0.14)%
Year Ended 10/31/15	11,150	0.02	%(4)	0.46%		0.01%		(0.43)%
Year Ended 10/31/14	5,279	0.02	%(4)	0.46%		0.02%		(0.42)%
Participant Class
Year Ended 10/31/18	$234	0.70	%(4)	0.71%		1.01%		1.00%
Year Ended 10/31/17	307	0.62	%(4)	0.71%		0.16%		0.07%
Year Ended 10/31/16(1)	689	0.33	%(4)	0.71%		(0.01)%		(0.39)%
Year Ended 10/31/15	50	0.02	%(4)	0.71%		0.01%		(0.68)%
Year Ended 10/31/14	50	0.02	%(4)	0.71%		0.02%		(0.67)%
Cash Management Class
Year Ended 10/31/18	$51,187	0.35	%(4)	0.36%		1.36%		1.35%
Year Ended 10/31/17	80,852	0.34	%(4)	0.36%		0.44%		0.42%
Year Ended 10/31/16(1)	99,031	0.29	%(4)	0.36%		0.03%		(0.04)%
Year Ended 10/31/15	78,516	0.02	%(4)	0.36%		0.01%		(0.33)%
Year Ended 10/31/14	96,708	0.02	%(4)	0.36%		0.02%		(0.32)%
Select Class
Year Ended 10/31/18	$50	1.00	%(4)	1.01%		0.71%		0.70%
Year Ended 10/31/17	50	0.76	%(4)	1.01%		0.02%		(0.23)%
For the Period Ended 10/31/16(1)	50	0.34	%(4)(9)	1.01	%(9)	(0.02	)%(9)	(0.69	)%(9)

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Tax-Exempt Portfolio:
Institutional Class
Year Ended 10/31/18	$1.0000	$0.0118	(2)	$(0.0003	)(3)	$(0.0115)		$1.0000	1.16%
Year Ended 10/31/17	1.0000	0.0059	(2)	(0.0002	)(3)	(0.0057)		1.0000	0.57%
Year Ended 10/31/16(1)	1.0000	0.0014	(2)	0.0026		(0.0040	)(7)	1.0000	0.40%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Institutional Select Class
Year Ended 10/31/18	$1.0000	$0.0113	(2)	$(0.0003	)(3)	$(0.0110)		$1.0000	1.10%
Year Ended 10/31/17	1.0000	0.0054	(2)	(0.0002	)(3)	(0.0052)		1.0000	0.52%
Year Ended 10/31/16(1)	1.0000	0.0011	(2)	0.0027		(0.0038	)(7)	1.0000	0.37%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Cash Management Class
Year Ended 10/31/18	$1.0000	$0.0103	(2)	$(0.0003	)(3)	$(0.0100)		$1.0000	1.02%
Year Ended 10/31/17	1.0000	0.0044	(2)	(0.0002	)(3)	(0.0042)		1.0000	0.42%
Year Ended 10/31/16(1)	1.0000	0.0009	(2)	0.0022		(0.0031	)(7)	1.0000	0.31%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets
Tax-Exempt Portfolio:
Institutional Class
Year Ended 10/31/18	$491,714	0.18%		0.33%	1.18%		1.03%	—
Year Ended 10/31/17	144,208	0.18%		0.51%	0.59%		0.26%	—
Year Ended 10/31/16(1)	59,273	0.11	%(6)	0.48%	0.18	%(6)	(0.19)%	0.00	%(5)
Year Ended 10/31/15	97,678	0.04	%(6)	0.38%	0.01	%(6)	(0.33)%	0.00	%(5)
Year Ended 10/31/14	110,401	0.07	%(6)	0.31%	0.01	%(6)	(0.23)%	0.00	%(5)
Institutional Select Class
Year Ended 10/31/18	$50	0.23	%(4)	0.38%	1.13%		0.98%	—
Year Ended 10/31/17	50	0.23	%(4)	0.56%	0.54%		0.21%	—
Year Ended 10/31/16(1)	50	0.14	%(4)(6)	0.53%	0.15	%(6)	(0.24)%	0.00	%(5)
Year Ended 10/31/15	50	0.04	%(4)(6)	0.43%	0.01	%(6)	(0.38)%	0.00	%(5)
Year Ended 10/31/14	50	0.07	%(4)(6)	0.36%	0.01	%(6)	(0.28)%	0.00	%(5)
Cash Management Class
Year Ended 10/31/18	$11,805	0.33	%(4)	0.48%	1.03%		0.88%	—
Year Ended 10/31/17	20,776	0.33	%(4)	0.66%	0.44%		0.11%	—
Year Ended 10/31/16(1)	30,694	0.20	%(4)(6)	0.63%	0.09	%(6)	(0.34)%	0.00	%(5)
Year Ended 10/31/15	25,927	0.04	%(4)(6)	0.53%	0.01	%(6)	(0.48)%	0.00	%(5)
Year Ended 10/31/14	38,103	0.07	%(4)(6)	0.46%	0.01	%(6)	(0.38)%	0.00	%(5)

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Notes to Financial Highlights

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income (Loss) to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income (loss).

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.0005 per share.

(4)  Ratios of Expenses to Average Net Assets before and after Maximum Expense Ratios may vary among share classes by more or less than the administration plan, service and shareholder administration plan, distribution plan and/or shareholder services plan (the "plans") fees due to either (1) fluctuations in daily net asset amounts, (2) changes in the plans' fees during the period for each share class, (3) changes in the Funds' expense cap during the year, (4) waivers to the plans' fees for each share class, or (5) a combination of the previous points.

(5)  Amount is less than 0.005%.

(6)  The Ratio of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Includes paid-in-capital distribution of $0.0022.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.

2018 Annual Report

October 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Liquidity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a Massachusetts business trust. The Trust is comprised of seven separate, active, diversified portfolios (individually referred to as a "Fund", collectively as the "Funds"). The Trust offers up to eight different classes of shares for certain Funds. Each Fund offers the Institutional Class, Institutional Select Class, Investor Class, Administrative Class, Advisory Class, Participant Class and Cash Management Class and the Select Class is only offered to Government, Treasury and Treasury Securities Portfolios. The Trust applies investment company accounting and reporting guidance. All classes of shares have identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares), dividend, liquidation and other rights.

The Investor Class and Administrative Class were fully redeemed during the month of October 2016 from the Money Market Portfolio, Prime Portfolio and Tax-Exempt Portfolio and there were no shares outstanding as of October 31, 2018. In addition, during the month of October 2016, the Participant Class was fully redeemed from the Prime Portfolio and Tax-Exempt Portfolio and there were no shares outstanding as of October 31, 2018. During the month of November 2016, the Advisory Class was fully redeemed from the Tax-Exempt Portfolio and there were no shares outstanding as of October 31, 2018. Accordingly, no financial highlights have been presented for these classes.

Money Market, Prime and Tax-Exempt Portfolios operate as "institutional money market funds," which require these Funds to have a floating NAV, rounded to the fourth decimal place. In addition, these Funds are permitted to impose a liquidity fee on redemptions or temporarily restrict redemptions if weekly liquid assets fall below required regulatory thresholds. These changes may affect the investment strategies, performance and operating expenses of these Funds. Government, Government Securities, Treasury and Treasury Securities Portfolios operate as "government money market funds," which allow these Funds to continue to seek a stable NAV. These Funds will not impose a liquidity fee or temporarily suspend redemptions in the event that weekly liquid assets fall below specified regulatory thresholds.

For detailed descriptions of the investment objectives of each of the Funds and other related information, please refer to the prospectuses of the Trust. Generally, the investment objective of the Funds is to seek preservation of capital, daily liquidity and maximum current income (exempt from federal income tax in the case of Tax-Exempt Portfolio).

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Government, Government Securities, Treasury and Treasury Securities: Portfolio securities are valued at amortized cost which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity; (2) Money Market, Prime and Tax-Exempt: Portfolio securities are valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the price is not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures, established by and under the general supervision of the Trustees.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Repurchase Agreements: Certain Funds may enter into repurchase agreements under which a Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank, as custodian for the Trust, takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To

2018 Annual Report

October 31, 2018

Notes to Financial Statements (cont'd)

the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Funds, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

Certain Funds may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the Trust's custodian for investment companies advised by the Trust's Adviser. The Fund will participate on a pro-rata basis with the other investment companies in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Certain Fund's repurchase agreements are subject to Master Repurchase Agreements which are agreements between the Fund and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Trust, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statements of Assets and Liabilities are not net settlement amounts but gross. As indicated on the Portfolio of Investments, the cash or securities to be repurchased exceeds the repurchase price to be paid under the repurchase agreement reducing the net settlement amount to zero.

3.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own as-

sumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value each Fund's investments as of October 31, 2018:

Money Market Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Certificate of Deposit	$—	$12,752	$—	$12,752
Commercial Paper	—	85,624	—	85,624
Floating Rate Notes	—	822,459	—	822,459
Repurchase Agreements	—	680,000	—	680,000
Time Deposits	—	112,000	—	112,000
Total Assets	$—	$1,712,835	$—	$1,712,835

2018 Annual Report

October 31, 2018

Notes to Financial Statements (cont'd)

Prime Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Certificate of Deposit	$—	$50,002	$—	$50,002
Commercial Paper	—	474,534	—	474,534
Floating Rate Notes	—	3,647,563	—	3,647,563
Repurchase Agreements	—	2,920,000	—	2,920,000
Time Deposits	—	614,000	—	614,000
Total Assets	$—	$7,706,099	$—	$7,706,099

Government Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Repurchase Agreements	$—	$22,319,204	$—	$22,319,204
U.S. Agency Securities	—	20,692,183	—	20,692,183
U.S. Treasury Securities	—	5,134,988	—	5,134,988
Total Assets	$—	$48,146,375	$—	$48,146,375

Government Securities Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
U.S. Agency Securities	$—	$2,364,993	$—	$2,364,993
U.S. Treasury Securities	—	481,855	—	481,855
Total Assets	$—	$2,846,848	$—	$2,846,848

Treasury Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Repurchase Agreements	$—	$11,085,668	$—	$11,085,668
U.S. Treasury Securities	—	4,338,297	—	4,338,297
Total Assets	$—	$15,423,965	$—	$15,423,965

Treasury Securities Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
U.S. Treasury Securities	$—	$23,225,610	$—	$23,225,610
Total Assets	$—	$23,225,610	$—	$23,225,610

Tax-Exempt Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Tax-Exempt Instruments
Weekly Variable Rate Bonds	$—	$268,310	$—	$268,310
Daily Variable Rate Bonds	—	115,300	—	115,300
Commercial Paper	—	77,701	—	77,701
Municipal Bonds & Notes	—	26,053	—	26,053
Total Assets	$—	$487,364	$—	$487,364

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

4.  When-Issued/Delayed Delivery Securities: Certain Funds purchase and sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

5.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum

2018 Annual Report

October 31, 2018

Notes to Financial Statements (cont'd)

exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends are accrued and declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Trust with advisory services under the terms of an Investment Advisory Agreement, paid monthly, at the annual rates of the average daily net assets indicated below:

Fund	Advisory Fees
Money Market	0.15%
Prime	0.15
Government	0.15
Government Securities	0.15
Treasury	0.15
Treasury Securities	0.15
Tax-Exempt	0.15

The Adviser has agreed to reduce its advisory fees, its administration fees and/or reimburse each Fund so that total annual operating expenses of each share class, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed the maximum expense ratios:

	Maximum Expense Ratios
Class	Money Market	Prime	Government	Government Securities
Institutional Class	0.20%	0.20%	0.20%	0.20%
Institutional Select Class	0.25	0.25	0.25	0.25
Investor Class	0.30	0.30	0.30	0.30
Administrative Class	0.35	0.35	0.35	0.35
Advisory Class	0.45	0.45	0.45	0.45
Participant Class	0.70	0.70	0.70	0.45
Cash Management Class	0.35	0.35	0.35	0.35
Select Class	—	—	1.00	—
	Maximum Expense Ratios
Class	Treasury	Treasury Securities	Tax-Exempt
Institutional Class	0.20%	0.20%	0.20%
Institutional Select Class	0.25	0.25	0.25
Investor Class	0.30	0.30	0.30
Administrative Class	0.35	0.35	0.35
Advisory Class	0.45	0.45	0.45
Participant Class	0.70	0.70	0.70
Cash Management Class	0.35	0.35	0.35
Select Class	1.00	1.00	—

The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Funds' prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate. In addition, the Adviser may make additional voluntary fee waivers and/or expense reimbursements. The ratios of expenses to average net assets disclosed in the Funds' Financial Highlights may be lower than the maximum expense ratios due to these additional fee waivers and/or expense reimbursements. The Adviser may also waive additional advisory fees and/or reimburse expenses to enable a Fund to maintain a minimum level of daily net investment income. For the year ended October 31, 2018, the Funds had advisory fees waived and/or certain expenses reimbursed as follows:

Fund	Advisory Fees Waived and/or Reimbursed (000)
Money Market	$1,053
Prime	4,100
Government	18,872
Government Securities	1,600
Treasury	2,786
Treasury Securities	1,372
Tax-Exempt	414

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.05% of each Fund's average daily net assets (without giving effect to any fee waivers). Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Trust. The Administrator has agreed to reduce its administration fees to enable a Fund to maintain a minimum level of daily net investment income.

For the year ended October 31, 2018, the following Fund had administration fees waived as follows:

Fund	Administration Fees Waived (000)
Tax-Exempt	$21

2018 Annual Report

October 31, 2018

Notes to Financial Statements (cont'd)

D. Administration Plan, Service and Shareholder Administration Plan, Distribution Plan and Shareholder Services Plan Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the distributor of the Trust.

The Trust has entered into an Administration Plan with respect to its Institutional Select Class, Investor Class and Administrative Class shares pursuant to which each class of shares will pay the Distributor a monthly fee at an annual rate of up to 0.05%, 0.10% and 0.15%, of the average daily net assets of each such class of shares, respectively, to compensate certain financial intermediaries who provide administrative services to shareholders.

The Trust has also entered into a Service and Shareholder Administration Plan with respect to its Advisory Class shares pursuant to which its Advisory Class shares pays the Distributor a monthly fee at an annual rate of up to 0.25% of the average daily net assets of such class of shares, to compensate certain financial intermediaries who provide administrative services, personal and account maintenance services to shareholders.

The Trust has also entered into a Distribution Plan with respect to its Participant Class, Cash Management Class and Select Class shares pursuant to which each class of shares will pay the Distributor a monthly distribution fee at an annual rate of up to 0.25%, 0.10% and 0.55% of the average daily net assets of such class of shares, respectively, to compensate certain service organizations for providing distribution related services to the Trust. The Distributor has agreed to waive for at least one year the distribution fee on the Participant Class of the Government Securities Portfolio to the extent it exceeds 0.10% of the average daily net assets on an annualized basis. For the year ended October 31, 2018, this waiver amounted to approximately $18,479,000.

The Trust has also entered into a Shareholder Services Plan with respect to its Participant Class, Cash Management Class and Select Class shares pursuant to which each class of shares will pay the Distributor a monthly service fee at an annual rate of up to 0.25%, 0.05% and 0.25% of the average daily net assets of each such class of shares, respectively, to compensate service organizations for providing administrative services to shareholders. The Distributor has agreed to waive for at least one year the shareholder service fee on the Participant Class of the Government Securities Portfolio to the extent it exceeds 0.15% of the average daily net assets on an annual-

ized basis. For the year ended October 31, 2018, this waiver amounted to approximately $12,320,000.

The Distributor has agreed to reduce its distribution fees to enable a Fund to maintain a minimum level of daily net investment income for any class of shares in a Fund.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's Dividend Disbursing and Transfer Agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Trust pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services without compensation to the Trust with respect to certain direct transactions with the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Federal Income Taxes: It is each Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statements of Operations. The Funds file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for U.S. GAAP purposes due to short-term capital gains being treated as ordinary income for

2018 Annual Report

October 31, 2018

Notes to Financial Statements (cont'd)

tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

	2018 Distributions Paid From:			2017 Distributions Paid From:
Fund	Ordinary Income (000)	Tax- Exempt Income (000)	Paid-in- Capital (000)	Ordinary Income (000)	Tax- Exempt Income (000)	Paid-in- Capital (000)
Money Market	$20,935	$—	$—	$4,748	$—	$—
Prime	116,525	—	—	37,166	—	—
Government	790,459	—	—	315,824	—	—
Government Securities	130,139	—	—	71,971	—	—
Treasury	228,478	—	—	97,967	—	—
Treasury Securities	292,724	—	—	113,204	—	—
Tax-Exempt	—	3,429	—	1	823	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of distribution payable and/or deferred compensation.

Permanent differences are primarily due to distribution redesignations, nondeductible expenses and an expired capital loss carryforward. These resulted in the following reclassifications among the Funds' components of net assets at October 31, 2018:

Fund	Total Distributable Earnings (Loss) (000)	Paid-in- Capital (000)
Money Market	$3	$(3)
Tax-Exempt	16	(16)

At October 31, 2018, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income (000)	Tax- Exempt Income (000)	Undistributed Long-term Capital Gain (000)
Money Market	$612	$—	$—
Prime	5,910	—	—
Government	48,706	—	—
Government Securities	841	—	6
Treasury	16,686	—	18
Treasury Securities	17,186	—	6
Tax-Exempt	—	18	—

At October 31, 2018, the following Fund had available for federal income tax purposes unused short-term capital losses that do not have an expiration date:

Fund	Short-term Losses (No Expiration) (000)
Government	$555

In addition, during the year ended October 31, 2018, capital loss carryforwards of approximately $16,000 expired for federal income tax purposes for Tax-Exempt.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended October 31, 2018, the following Funds utilized capital loss carryforwards for U.S. federal income tax purposes of approximately:

Fund	Capital loss Carryforward Utilized (000)
Government	$3
Treasury	177
Treasury Securities	150

H. Transactions with Affiliates: The Funds are permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended October 31, 2018, Tax-Exempt Portfolio engaged in cross-trade purchases of approximately $17,985,000 and sales of approximately $400,000, which resulted in no net realized gains or losses.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Funds.

I. Other: At October 31, 2018, certain Funds had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on

2018 Annual Report

October 31, 2018

Notes to Financial Statements (cont'd)

these Funds. These Funds and the aggregate percentage of such owners were as follows:

Fund	Percentage of Ownership
Money Market	77.3%
Prime	34.0
Government	27.1
Government Securities	97.6
Treasury	18.2
Treasury Securities	42.9
Tax-Exempt	88.5

2018 Annual Report

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Liquidity Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Morgan Stanley Institutional Liquidity Funds (the "Trust") (comprising, Money Market Portfolio, Prime Portfolio, Government Portfolio, Government Securities Portfolio, Treasury Portfolio, Treasury Securities Portfolio, and Tax-Exempt Portfolio) (collectively referred to as the "Funds") including the portfolios of investments, as of October 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Morgan Stanley Institutional Liquidity Funds at October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Boston, Massachusetts
December 24, 2018

2018 Annual Report

October 31, 2018

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Funds. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Funds. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Funds and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Funds

The Board reviewed the performance, fees and expenses of the Funds compared to their peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Funds. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2017, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel.

Performance

The Board noted that the performances of the Money Market, Prime, Government, Government Securities, Tax-Exempt, Treasury and Treasury Securities Portfolios were better than their peer group averages for the one-, three- and five-year periods.

Performance Conclusions

With respect to all of the Funds, after discussion, the Board concluded that performance was competitive with their peer group averages.

Fees and Expenses

The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for the Funds relative to comparable funds and/or other accounts advised by the Adviser and/or compared to their peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Funds' total expense ratios. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps.

The Board noted that, for the Money Market Portfolio, the contractual management fee was higher than its peer group average and the actual management fee and total expense ratio were lower than its peer group averages.

The Board noted that, for the Prime Portfolio, the contractual management fee was higher than but close to its peer group average and the actual management fee and total expense ratio were lower than its peer group averages.

The Board noted that, for the Government Portfolio, the management fee was higher than but close to its peer average and the total expense ratio was lower than its peer group average.

2018 Annual Report

October 31, 2018

Investment Advisory Agreement Approval (unaudited) (cont'd)

The Board noted that, for the Government Securities Portfolio, the management fee and total expense ratio were lower than its peer group averages.

The Board noted that, for the Tax-Exempt Portfolio, the management fee was lower than its peer group average and the total expense ratio was higher than but close to its peer group average.

The Board noted that, for the Treasury Portfolio, the management fee was higher than its peer group average and the total expense ratio was higher than but close to its peer group average.

The Board noted that, for the Treasury Securities Portfolio, the contractual management fee and total expense ratio were higher than but close to its peer group averages and the actual management fee was higher than its peer group average.

Fee and Expense Conclusion

With respect to the Treasury and Treasury Securities Portfolios, after discussion, the Board concluded that the management fees were acceptable and the total expense ratios were competitive with their peer group averages.

With respect to the Money Market, Government, Government Securities, Tax-Exempt and Prime Portfolios, after discussion, the Board concluded that the management fees and total expense ratios were competitive with their peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Funds and how that relates to the Funds' total expense ratios and particularly the Funds' management fee rates (which for all the Funds do not include breakpoints). In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Funds and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of each Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Funds and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Funds and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Funds and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Funds and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Funds' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Funds to continue their relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Funds' business.

2018 Annual Report

October 31, 2018

Investment Advisory Agreement Approval (unaudited) (cont'd)

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of each Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

2018 Annual Report

October 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Fund during the taxable year ended October 31, 2018.

The following Fund designated the following percentage of its income dividends as tax-exempt dividends:

Fund	Tax-Exempt Percentage
Tax-Exempt	100%

For federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Fund for the taxable year ended October 31, 2018.

Each of the applicable Funds may designate up to a maximum of the following amounts as qualifying as interest-related dividends and short-term capital gain dividends:

Fund	Interest Related Dividends	Short-Term Capital Gain Dividends
Money Market	$20,935,064	$—
Prime	116,525,017	—

Government	790,458,644	—
Government Securities	130,138,507	—
Treasury	228,478,460	—
Treasury Securities	292,724,381	—
Tax-Exempt	3,428,676	—

In January, each applicable Fund provides tax information to shareholders for the preceding calendar year.

2018 Annual Report

October 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

2018 Annual Report

October 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

2018 Annual Report

October 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

2018 Annual Report

October 31, 2018

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005- November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

2018 Annual Report

October 31, 2018

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

2018 Annual Report

October 31, 2018

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program(2015-2016); Chief Control Officer- Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	87	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

2018 Annual Report

October 31, 2018

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

The Trust's Statement of Additional Information contains additional information about the Trust, including its Trustees. It is available, without charge, by calling toll free at 1 (888) 378-1630.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (888) 378-1630 or by visiting our website at www.morganstanley.com/liquidity. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Liquidity Funds, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (888) 378-1630.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

MSILFANN
2329083 EXP 12.31.19

Item 2.   Code of Ethics.

(a)        The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        No information need be disclosed pursuant to this paragraph.

(c)        Not applicable.

(d)        Not applicable.

(e)        Not applicable.

(f)

(1)        The registrant’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)        Not applicable.

(3)        Not applicable.

Item 3.   Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2018	Registrant		Covered Entities(1)
Audit Fees	$238,147		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$25,116	(3)	$11,463,155	(4)
All Other Fees	$—		$73,115	(5)
Total Non-Audit Fees	$25,116		$11,536,270

Total	$263,263		$11,536,270

2017	Registrant		Covered Entities(1)
Audit Fees	$232,335		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$24,500	(3)	$10,659,594	(4)
All Other Fees	$—		$247,388	(5)
Total Non-Audit Fees	$24,500		$10,906,982

Total	$256,835		$10,906,982

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 15 AND 16, 2016(3)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

(3)  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit

Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered.  The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee or Chairman of the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and W. Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Liquidity Funds

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 18, 2018

/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 18, 2018